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Exhibit 4.9

        This space reserved for Recorder's use only.

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING,
FINANCING STATEMENT AND SECURITY AGREEMENT

From

MIDWEST GENERATION, LLC

To

WILMINGTON TRUST COMPANY
as Collateral Trustee

Dated: April 27, 2004

Premises: Joliet #9 (Station #6 and Joliet Peaking Unit)

Prepared by and when recorded, return to:
Latham & Watkins LLP
885 Third Avenue, Suite 1000
New York, New York 10022
Attention: Julie Lyakhovetskaya

4.2	Application of Proceeds Upon the Occurrence and During the Continuation of an Actionable Default	19
4.3	No Waiver	19
4.4	Extension, Rearrangement or Renewal of Secured Obligations	20
4.5	Forcible Detainer	20
4.6	Intentionally Deleted	20
4.7	Notices	20
4.8	Severability	20
4.9	Application of Payments	20
4.10	Governing Law	21
4.11	Entire Agreement	21
4.12	Amendments	21
4.13	Successors and Assigns	21
4.14	Renewal, Etc	21
4.15	Future Advances	21
4.16	Liability	21
4.17	Severability and Compliance With Usury Law	22
4.18	Survival of Provisions	22
4.19	Release of Collateral	22
4.20	Collateral Trust Agreement Controls	22
4.21	Time of the Essence	22
4.22	Headings Descriptive	22
4.23	Third Party Rights	23
4.24	Certain Definitions	23
4.25	Counterpart Execution	23

MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING,
FINANCING STATEMENT AND SECURITY AGREEMENT

        This MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING, FINANCING STATEMENT AND SECURITY AGREEMENT, dated as of April 27, 2004 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, this "Mortgage") by MIDWEST GENERATION, LLC, a Delaware limited liability company ("Mortgagor") with an address at One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605, is made for the benefit of WILMINGTON TRUST COMPANY, a Delaware banking corporation ("Mortgagee") with an address at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, as collateral trustee under that certain Collateral Trust Agreement (the "Collateral Trust Agreement"), dated as of the date hereof, by and among Mortgagor, the Pledgors from time to time party thereto, the Administrative Agent, the Trustee and the Collateral Trustee pursuant to which Mortgagee, as trustee for the present and future holders of the Secured Obligations, has agreed to receive, hold, maintain, administer and distribute the Collateral and enforce the Security Documents, of which this Mortgage is a part. This Mortgage is made to Mortgagee for the benefit of (a) with respect to the Priority Lien Obligations, the Priority Lien Secured Parties, (b) with respect to the Parity Lien Obligations, the Parity Lien Secured Parties, and (c) with respect to either of the Priority Lien Obligations or the Parity Lien Obligations, as applicable, any other Secured Party. Capitalized terms used in this Mortgage (including the preamble and recitals) and not otherwise defined herein shall have the meanings ascribed to them in the Collateral Trust Agreement.

Recitals

        A.    Mortgagor has entered into a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "Credit Agreement"), with the Lenders party thereto (the "Lenders"), Citicorp North America, Inc., as administrative agent (in such capacity and together with its successors and assigns, the "Administrative Agent"), and the Issuing Lenders party thereto (the "Issuing Lenders"), which provides for a $900,000,000 credit facility to be made available in the form of revolving loans, term loans and letters of credit to be issued thereunder.

        B.    Mortgagor has issued 8.75% Second Priority Senior Secured Notes (the "Notes") in an aggregate principal amount of $1,000,000,000 pursuant to an Indenture dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the "Indenture") among the Mortgagor and The Bank of New York, as trustee (together with its successors in such capacity, the "Trustee").

        C.    The execution and delivery of this Mortgage is a condition precedent to the making of the loans and issuance of the letters of credit under the Credit Agreement, the purchase of the Notes and the other transactions and extensions of credit contemplated by the Credit Agreement and the Indenture.

        D.    As set forth more fully below, Mortgagor intends to secure the payment and performance of its obligations under the Secured Debt Documents with the Mortgaged Property (as hereinafter defined), along with various other items of personal and real property owned by Mortgagor.

Agreement

        NOW, THEREFORE, to secure (i) the prompt and complete payment and performance, when and as required, due and/or payable, of all of the Priority Lien Obligations, by acceleration or otherwise, or arising out of or in connection therewith, and in consideration of the covenants herein contained and in the Secured Debt Documents, Mortgagor, intending to be legally bound, does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto Mortgagee, for the ratable benefit of the Priority Lien Secured Parties, as set forth in this Mortgage, all of Mortgagor's estate, right, title, interest, property, claim and demand, now or hereafter arising, in and to the following property and rights (herein collectively called the "Mortgaged Property") and (ii) the prompt and complete payment and performance, when and as required, due and/or payable, of all of the Parity Lien Obligations, by acceleration or otherwise, or arising out of or in connection therewith, and in consideration of the covenants herein contained and in the Secured Debt Documents, Mortgagor, intending to be legally bound, does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, set over and confirm unto Mortgagee, for the ratable benefit of the Parity Lien Secured Parties, as set forth in this Mortgage, all of Mortgagor's estate, right, title, interest, property, claim and demand, now or hereafter arising, in and to the Mortgaged Property:

          (a)   the lands and premises more particularly described in Exhibit A hereto (the "Site"), together with all tenements, hereditaments and appurtenances thereto, as well as (i) any land lying within the right-of-way of any streets, open or proposed, adjoining the same, (ii) any and all easements, leases, licenses, natural gas pipelines, rights-of-way and rights used in connection therewith or as a means of access thereto and therefrom, including the easements described in Exhibit A, all easements for ingress and egress and easements for water, natural gas and sewage pipelines, running in favor of Mortgagor, or appurtenant to the Site (collectively, the "Easements"), and (iii) any and all sidewalks, alleys, strips and gores of land adjacent thereto or used in connection therewith (the Site, the Easements and all of the foregoing being hereinafter collectively referred to as the "Real Property");

          (b)   all buildings, structures, fixtures and other improvements now or hereafter erected on the Real Property (collectively, the "Improvements");

          (c)   all machinery, apparatus, equipment, fittings, fixtures, generators, boilers, turbines and other articles of personal property, including all goods and all goods which become fixtures, now owned or hereafter acquired by Mortgagor and now or hereafter located on, attached to or used in the operation of or in connection with the Real Property and/or the Improvements, and all replacements thereof, additions thereto and substitutions therefor, to the fullest extent permitted by applicable law (all of the foregoing being hereinafter collectively called the "Equipment");

          (d)   all raw materials, work in process and other materials used or consumed in the construction of, or now owned or hereafter acquired by Mortgagor and now or hereafter located on or used in connection with, the Real Property, the Improvements and/or the Equipment, (including, without limitation, fuel and fuel deposits, now or hereafter located on the Real Property or elsewhere or otherwise owned by Mortgagor) (the above items, together with the Equipment, being hereinafter collectively called the "Tangible Collateral");

          (e)   all rights, powers, privileges and other benefits of Mortgagor (to the extent assignable) now or hereafter obtained by Mortgagor from any Governmental Authority, including, without limitation, all licenses, certificates, permits and other similar instruments and documents, issued in the name of Mortgagor, and governmental actions relating to the ownership, operation, management and use of the Real Property, Improvements, Equipment or Tangible Collateral, and any improvements, modifications or additions thereto;

          (f)    all the lands and interests in lands, tenements and hereditaments hereafter acquired by Mortgagor in connection with or appurtenant to the Real Property, including all leases, subleases, lettings, occupancy agreements, tenancies and licenses by Mortgagor as landlord of the Mortgaged Property or any part thereof now or hereafter entered into, and all amendments, extensions, renewals and guarantees thereof, and all security therefor (collectively, the "Leases") and all income, rents, rent equivalents, issues, profits, revenues (including all oil and gas or other mineral royalties and bonuses), deposits and other benefits from the Real Property and the Improvements (including all receivables and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Mortgagor or any operator or manager of the Mortgaged Property or the commercial space located in the Improvements or acquired from others)

  (collectively, the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents and/or any other property or rights subject to the lien hereof, including (without limitation) all interests of Mortgagor, whether as lessor or lessee, in any leases of land hereafter made and all rights of Mortgagor thereunder;

          (g)   any and all other property in any way associated or used in connection with or appurtenant to the Real Property, Improvements, Equipment or Tangible Collateral that may from time to time, by delivery or by writing of any kind, be subjected to the lien hereof by Mortgagor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Mortgagee pursuant to this Mortgage, being hereby collaterally assigned to Mortgagee and subjected or added to the lien or estate created by this Mortgage forthwith upon the acquisition thereof by Mortgagor, as fully as if such property were now owned by Mortgagor and were specifically described in this Mortgage and subjected to the lien and security interest hereof; and Mortgagee is hereby authorized to receive any and all such property as and for additional security hereunder;

          (h)   all the remainder or remainders, reversion or reversions, Rents, revenues, issues, profits, royalties, income, proceeds and other benefits derived from any of the foregoing, all of which are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same in accordance with the provisions of this Mortgage;

          (i)    all Proceeds, as defined in the UCC, including all proceeds, products, offspring, Rents, profits or receipts, in whatever form, arising from the Mortgaged Property, including (i) cash, instruments and other property received, receivable or otherwise distributed in respect of or in exchange for any or all of the Mortgaged Property, (ii) the collection, sale, lease, sublease, concession, exchange, assignment, licensing or other disposition of, or realization upon, any item or portion of the Mortgaged Property (including all claims of Mortgagor against third parties for loss of, damage to, destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any of the Mortgaged Property now existing or hereafter arising), (iii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Mortgagor from time to time with respect to any of the Mortgaged Property, (iv) any and all payments (in any form whatsoever) made or due and payable to Mortgagor from time to time in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Mortgaged Property by any Governmental Authority (or any person acting under color of Governmental Authority) and (v) any and all other amounts from time to time paid or payable under or in connection with any of the Mortgaged Property;

          (j)    all agreements to which Mortgagor is a party or which are assigned to Mortgagor in any management agreement or any other document and which are executed in connection with the construction, operation and management of the Improvements located on the Mortgaged Property (including agreements for the sale, lease or exchange of goods or other property and/or the performance of services by it, in each case whether now in existence or hereafter arising or acquired) as any such agreements have been or may be from time to time amended, supplemented, amended and restated or otherwise modified, but excluding any such agreements which by their terms or by operation of law prohibit or do not allow assignment or which would become void solely by virtue of a security interest being granted therein;

          (k)   all general intangibles, now owned or hereafter acquired by Mortgagor, including (i) all obligations or indebtedness owing to Mortgagor from whatever source arising, (ii) all unearned premiums accrued or to accrue under all insurance policies for the Mortgaged Property obtained by Mortgagor, all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims (including proceeds of insurance, condemnation awards, and all rights of

  Mortgagor to refunds of real estate taxes and assessments), (iii) all royalties and license fees and (iv) all rights or claims in respect of refunds for taxes paid;

          (l)    all instruments, chattel paper or letters of credit, evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Mortgaged Property (including promissory notes, drafts, bills of exchange and trade acceptances) and chattel paper obtained by Mortgagor in connection with the Mortgaged Property (including all ledger sheets, computer records and printouts, databases, programs, books of account and files of Mortgagor relating thereto) and such notes or other obligations of indebtedness owing to Mortgagor from whatever source arising, in each case now owned or hereafter acquired by Mortgagor and relating to the Mortgaged Property;

          (m)  all inventory, whether now or hereafter existing or acquired, and which arises out of or is used in connection with, directly or indirectly, the ownership and operation of the Mortgaged Property, all documents representing the same and all Proceeds and products of the same, including all goods, merchandise, raw materials, work in process and other personal property, wherever located, now or hereafter owned or held by Mortgagor for manufacture, processing, the providing of services or sale, use or consumption in the operation of the Mortgaged Property (including fuel, supplies and similar items and all substances commingled therewith or added thereto) and rights and claims of Mortgagor against anyone who may store or acquire the same for the account of Mortgagor, or from whom Mortgagor may purchase the same; and

          (n)   all permits benefitting the Mortgaged Property and used in connection with the ownership, operation, use or occupancy of the Mortgaged Property, but excluding any such permits which by their terms or by operation of law prohibit or do not allow assignment or which would become void solely by virtue of a security interest being granted therein.

        PROVIDED, HOWEVER, that the Mortgaged Property shall not include any of Mortgagor's right, title or interest in (i) the property defined as "Shared Facilities" under that certain Shared Facilities Agreement No. 1, dated as of August 17, 2000, between Mortgagor and Nesbitt Asset Recovery, Series J-1, a Delaware trust, as successor by name change to Joliet Trust I ("Nesbitt"), and recorded in the Will County Recorder's Office as document                        ; (ii) the property defined as "Shared Facilities" under that certain Shared Facilities Agreement No. 1, dated as of August 17, 2000, between Mortgagor and Joliet Trust II, a Delaware business trust ("Joliet Trust II"), attached hereto as Exhibit C; and (iii) the easements defined as "Facility Site Easements" in the Memorandum of Facility Site Lease and Easement Agreement (TI) between Mortgagor and Nesbitt, and the Memorandum of Facility Site Lease and Easement Agreement (T2) between Mortgagor and Joliet Trust II, a Delaware business trust, each dated as of August 17, 2000 and recorded in the Will County Recorder's Office as documents R2000094238 and R2000094243, respectively.

        TO HAVE AND TO HOLD the said Mortgaged Property, whether now owned or held or hereafter acquired, unto Mortgagee, its successors and assigns, pursuant to the provisions of this Mortgage.

        IT IS HEREBY COVENANTED, DECLARED AND AGREED that (a) the lien, security interest or estate created by this Mortgage to secure the payment and performance of the Secured Obligations, both present and future, shall be first, prior and superior to any Lien, security interest, reservation of title or other interest heretofore, contemporaneously or subsequently suffered or granted by Mortgagor, its legal representatives, successors or assigns, except Permitted Encumbrances and that the Mortgaged Property is to be held, dealt with and disposed of by Mortgagee, upon and subject to the terms, covenants, conditions, uses and agreements set forth in this Mortgage and (b) it is the intent of the parties that (i) the lien, security interest or estate created by this Mortgage to secure the payment and performance of the Parity Lien Obligations are subject to and subordinate to the lien, security interest or estate created by this Mortgage to secure the payment and performance of the

Priority Lien Obligations and (ii) this Mortgage creates two separate and distinct liens, security interests or estates: the first priority lien, security interest or estate securing the payment and performance of the Priority Lien Obligations and the second priority lien, security interest or estate securing the payment and performance of the Parity Lien Obligations, in each case as may be more particularly set forth in the Collateral Trust Agreement.

        PROVIDED ALWAYS, that when and as set forth in the Collateral Trust Agreement and upon the observance and performance by Mortgagor of its covenants and agreements set forth herein and therein, then this Mortgage and the estate hereby and therein granted shall cease and be void and shall be reconveyed as provided herein below.

ARTICLE 1—DEFINITIONS

        1.1    Defined Terms.    Any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it whether or not such document is in effect. In addition, for purposes of this Mortgage, the following definitions shall apply:

        "Act" has the meaning ascribed to it in Section 3.4.5.

        "Credit Agreement" has the meaning ascribed to it in Recital A hereof.

        "Collateral Trust Agreement" has the meaning ascribed to it in the Preamble.

        "Easements" has the meaning ascribed to it in the Granting Clauses.

        "Environmental Laws" has the meaning ascribed to it in the Credit Agreement.

        "Equipment" has the meaning ascribed to it in the Granting Clauses.

        "Hazardous Materials" has the meaning ascribed to it in the Credit Agreement.

        "Governmental Authority" has the meaning ascribed to it in the Credit Agreement.

        "Improvements" has the meaning ascribed to it in the Granting Clauses.

        "Indenture" has the meaning ascribed to it in Recital B hereof.

        "Interest Rate Hedging Transactions" has the meaning ascribed to it in the Credit Agreement.

        "Leases" has the meaning ascribed to it in the Granting Clauses.

        "Material Adverse Effect" has the meaning ascribed to it in the Credit Agreement.

        "Mortgaged Property" has the meaning ascribed to it in the Granting Clauses.

        "Permitted Encumbrances" has the meaning ascribed to it in Section 2.2.

        "Permitted Liens" has the meaning ascribed to it in the Credit Agreement.

        "Proceeds" has the meaning ascribed to it in Granting Clause.

        "Protective Advances" has the meaning ascribed to it in Section 3.4.5(f)

        "Real Property" has the meaning ascribed to it in the Granting Clauses.

        "Rents" has the meaning ascribed to it in the Granting Clauses.

        "Site" has the meaning ascribed to it in the Granting Clauses.

        "State" has the meaning ascribed to it in Section 2.16.

        "Tangible Collateral" has the meaning ascribed to it in the Granting Clauses.

        "UCC" has the meaning ascribed to it in Section 2.16.

        "UCC Collateral" has the meaning ascribed to it in Section 2.16.

        1.2    Accounting Terms.    As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined herein shall have the respective meanings given to them under GAAP.

        1.3    The Rules of Interpretation.    The rules of interpretation as set forth in the Collateral Trust Agreement shall govern the terms, conditions and provisions hereof. In the event of any conflict between those set forth in this Mortgage and the Collateral Trust Agreement, the latter shall be deemed controlling and shall preempt the former.

ARTICLE 2—GENERAL COVENANTS AND PROVISIONS

        2.1    Mortgagor Performance of the Secured Debt Documents and the Collateral Trust Agreement.    Mortgagor shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Secured Debt Documents, including the Collateral Trust Agreement, and shall promptly pay to Mortgagee, when payment shall become due under the Secured Debt Documents, the amounts provided for thereunder with interest thereon, if any, and all other sums required to be paid by Mortgagor under this Mortgage and any of the Secured Debt Documents at the time and in the manner provided herein and therein.

        2.2    General Representations, Covenants and Warranties.    Mortgagor represents, covenants and warrants that as of the date hereof: (a) Mortgagor has good and marketable title to that portion of the Real Property which constitutes real property interests, free and clear of all encumbrances except the permitted encumbrances set forth on Exhibit B hereto ("Permitted Encumbrances"); (b) Mortgagor has the right to hold, occupy and enjoy its interest in the Real Property, and has good right, full power and lawful authority to mortgage and pledge the same as provided herein, and prior to the occurrence and continuance of an Actionable Default, Mortgagee may at all times peaceably and quietly enter upon, hold, occupy and enjoy the Real Property in accordance with the terms hereof; (c) all costs arising from construction of any improvements, the performance of any labor and the purchase of all Mortgaged Property have been or shall be paid when due except any such costs that are contested by the Mortgagor pursuant to its right to do so under Section 7.2.2(c) of the Credit Agreement; (d) the Real Property has access for ingress and egress to dedicated street(s); (e) no material part of the Mortgaged Property has been damaged, destroyed, condemned or abandoned; and (f) this Mortgage is a valid and enforceable lien on and security interest in the Mortgaged Property, subject only to Permitted Encumbrances, and will remain a valid and enforceable lien on and security interest in the Mortgaged Property, subject only to Permitted Liens and Mortgagor shall forever warrant, defend and preserve the validity and priority of the Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

        2.3    Compliance with Legal Requirements.    Mortgagor shall promptly comply in all material respects with all governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting either the Mortgaged Property or any part thereof or the construction, use, alteration or operation thereof, or any part thereof (whether now or hereafter enacted and in force), and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments, at any time in force affecting such Mortgaged Property or any part thereof relating to its use and occupancy of the Mortgaged Property, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Mortgaged Property, except to the extent non-compliance would not have a Material Adverse Effect.

        2.4    Insurance; Application of Insurance Proceeds; Application of Eminent Domain Proceeds.

          2.4.1 Mortgagor shall at its sole expense obtain for, deliver to (or deliver certificates evidencing), assign and maintain for the benefit of Mortgagee, during the term of this Mortgage, insurance policies insuring the Mortgaged Property (to the extent insurable) and liability insurance policies, all in accordance with the Secured Debt Documents, including Section 7.1.5 of the Credit Agreement. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. In the event of the foreclosure of this Mortgage or any other transfer of the Mortgaged Property in extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Mortgagor in and to all casualty insurance policies, and renewals thereof then in force, shall pass to the purchaser or grantee in connection therewith.

          2.4.2 Pursuant to the terms of the Collateral Protection Act (815 ILCS 180/1 et seq.), Mortgagor is hereby notified that unless Mortgagor provides Mortgagee with evidence of the insurance coverage required by Section 2.4.1, Mortgagee may purchase insurance at Mortgagee's expense to protect Mortgagor's interests in the Premises, which insurance may, but need not, protect the interests of Mortgagor. The coverage purchased by Mortgagee may not pay any claim made by Mortgagor or any claim made against Mortgagor in connection with the Mortgaged Property. Mortgagor may later cancel any insurance purchased by Mortgagee, but only after providing Mortgagee with evidence that Mortgagor has obtained the insurance as required by Section 2.4.1. If Mortgagee purchases insurance, Mortgagor will be responsible for the costs of such insurance, including interest and any other charges imposed in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Secured Obligations secured hereby. The costs of such insurance may be greater than the cost of insurance Mortgagor may be able to obtain for itself.

          2.4.3 All insurance proceeds and all awards payable with respect to any taking of the Real Property or Improvements shall be paid and/or shall be applied in accordance with the provisions of the Collateral Trust Agreement and the other Secured Debt Documents.

        2.5    Assignment of Rents.    Mortgagor unconditionally and absolutely assigns to Mortgagee as further security for the payment and performance of the Secured Obligations all of Mortgagor's right, title and interest in and to the Leases and Rents. This is an absolute assignment to Mortgagee and not an assignment as security for the performance of the obligations under the Secured Debt Documents, or any other indebtedness. Subject to the provisions below, Mortgagee shall have the right, power and authority to: notify any person that the Leases have been assigned to Mortgagee and that all Rents and other obligations are to be paid directly to Mortgagee, whether or not Mortgagee has commenced or completed foreclosure or taken possession of the Mortgaged Property; settle compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases; enforce payment of Rents and other rights under the Leases, prosecute any action or proceeding, and defend against any claim with respect to Rents and Leases; enter upon, take possession of and operate the Mortgaged Property; lease all or any part of the Mortgaged Property; and/or perform any and all obligations of Mortgagor under the Leases and exercise any and all rights of Mortgagor therein contained to the full extent of Mortgagor's rights and obligations thereunder, with or without the bringing of any action or the appointment of a receiver. At Mortgagee's request, Mortgagor shall deliver a copy of this Mortgage to each tenant under a Lease. Mortgagor irrevocably directs any tenant, without any requirement for notice to or consent by Mortgagor, to comply with all demands of Mortgagee under this Section and to turn over to Mortgagee on demand all Rents which it receives. Mortgagee shall have the right, but not the obligation, to use and apply all Rents received hereunder in such order and such manner as Mortgagee may determine in accordance with the Collateral Trust Agreemeent. Notwithstanding that this is an absolute assignment of the Rents and Leases and not merely the collateral assignment of, or the grant of a lien or security interest in the Rents and Leases, Mortgagee grants to Mortgagor a revocable license to collect and receive the Rents and to retain, use and enjoy such Rents. Such license may be revoked by Mortgagee only upon the occurrence and during the continuance of any Actionable Default. Mortgagor shall apply any Rents which it receives to the payment due under the Secured Obligations, taxes, assessments, water charges, sewer rents and other governmental charges levied, assessed or imposed against the Mortgaged Property, insurance premiums, and other obligations of lessor under the Leases before using such proceeds for any other purpose.

        2.6    Indemnification.    Mortgagor shall indemnify Mortgagee in accordance with the applicable provisions of the Collateral Trust Agreement and the other Secured Debt Documents.

        2.7    Mortgagee Assumes No Secured Obligations.    It is expressly agreed that, anything herein contained to the contrary notwithstanding, Mortgagor shall remain obligated under all agreements which are included in the definition of "Mortgaged Property" and shall perform all of its obligations thereunder in accordance with the provisions thereof, and neither Mortgagee nor any of the Secured Parties shall have any obligation or liability with respect to such obligations of Mortgagor, nor shall Mortgagee or any of the Secured Parties be required or obligated in any manner to perform or fulfill any obligations or duties of Mortgagor under such agreements, or to make any payment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or take any action to collect or enforce the payment of any amounts which have been assigned to Mortgagee hereunder or to which Mortgagee or the Secured Parties may be entitled at any time or times.

        2.8    Further Assurances.

          2.8.1 Mortgagor shall, from time to time, at its expense, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that Mortgagee may reasonably request, in order to perfect and continue the lien and security interest granted hereby and to enable Mortgagee to obtain the full benefits of the lien and security interest granted or intended to be granted hereby. Mortgagor shall keep the Mortgaged Property free and clear of all Liens, other than Permitted Liens.

          2.8.2 Without limiting the generality of the foregoing, Mortgagor shall execute and record or file this Mortgage and each amendment hereto, and such financing or continuation statements, or amendments thereto, and such other instruments, endorsements or notices, as may be necessary, or as Mortgagee may reasonably request, in order to perfect and preserve the lien and security interest granted or purported to be granted hereby. Mortgagor hereby authorizes Mortgagee to file one or more financing statements or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property necessary to preserve or protect the lien and security interest granted hereby without the signature of Mortgagor where permitted by law.

          2.8.3 Mortgagor shall pay all filing, registration and recording fees and all refiling, re-registration and re-recording fees, and all reasonable expenses incident to the execution and acknowledgment of this Mortgage, any assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any agreement supplemental hereto, any financing statements, and any instruments of further assurance.

          2.8.4 Mortgagor shall, promptly upon request, provide to Mortgagee all information and evidence it may reasonably request concerning the Mortgaged Property to enable Mortgagee to administer or enforce the provisions of this Mortgage.

          2.8.5 Mortgagor will take all actions within its power to obtain like title to and the right to pledge any other property at any time hereafter pledged by it to Mortgagee as Mortgaged Property hereunder.

        2.9    Acts of Mortgagor.    Mortgagor hereby represents and warrants that it has not mortgaged, hypothecated, assigned or pledged and hereby covenants that it will not mortgage, hypothecate, assign or pledge, so long as this Mortgage shall remain in effect, any of its right, title or interest in and to the Mortgaged Property or any part thereof, to anyone other than Mortgagee.

        2.10    After-Acquired Property.    Any and all of the Mortgaged Property which is hereafter acquired shall immediately, without any further conveyance, assignment or act on the part of Mortgagor or Mortgagee, become and be subject to the lien and security interest of this Mortgage as fully and completely as though specifically described herein, but nothing contained in this Section 2.10 shall be deemed to modify or change the obligations of Mortgagor under Section 2.8 hereof. If and whenever from time to time Mortgagor shall hereafter acquire any real property or interest therein which constitutes or is intended to constitute part of the Mortgaged Property hereunder, Mortgagor shall promptly give notice thereof to Mortgagee and Mortgagor shall forthwith execute, acknowledge and deliver to Mortgagee a supplement to this Mortgage in form and substance reasonably satisfactory to Mortgagee subjecting the property so acquired to the lien of this Mortgage. At the same time, if Mortgagee so requests, Mortgagor shall deliver to Mortgagee either (i) an endorsement to the lender's policy of title insurance issued to Mortgagee insuring the lien of this Mortgage, or (ii) a new lender's title policy (which shall include tie in coverage relating to the lender's policy described in (i), above), in each case which shall insure to Mortgagee in form and substance reasonably satisfactory to Mortgagee that the lien of this Mortgage as insured under such title insurance policy or policies encumbers such later acquired property and that Mortgagor's title to such property meets all of the applicable requirements of the Secured Debt Documents with respect to title to Mortgagor's real property interests.

        2.11    Reasonable Use and Occupancy.    In addition to the rights which Mortgagee may have herein, upon the occurrence of an Actionable Default which shall remain uncured, Mortgagee, at its option and in accordance with the terms of the Collateral Trust Agreement and the other Secured Debt Documents, may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Mortgagor or may require Mortgagor to vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

        2.12    Hazardous Materials.    Mortgagor and the Mortgaged Property shall comply with all provisions of the Secured Debt Documents relating to Hazardous Materials and compliance with Environmental Laws, including Section 7.1.7 of the Credit Agreement.

        2.13     Mortgaged Property.

          2.13.1 Mortgagor shall observe all applicable covenants, easements and other restrictions of record with respect to the Real Property or to any other part of the Mortgaged Property, in all material respects.

          2.13.2 Mortgagor shall maintain all rights-of-way, easements, grants, privileges, licenses, certificates, permits, entitlements, and franchises necessary for the use of the Mortgaged Property and will not, without the prior consent of Mortgagee, which consent shall not be unreasonably withheld, consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Mortgaged Property, provided, however, that the consent of Mortgagee shall not be required with respect to the creation or amendment of any Permitted Liens in accordance with Section 7.2.2 of the Credit Agreement.

          2.13.3 Mortgagor shall not, without the prior written consent of Mortgagee or as otherwise provided in the Secured Debt Documents, permit any of the fixtures or personalty to be removed at any time from the Real Property or Improvements, provided, however, that the Mortgagor shall be permitted to use and consume raw materials, inventory and other materials located on the Real Property in the ordinary course of business.

          2.13.4 Mortgagor shall permit Mortgagee, and Mortgagee's agents, representatives and employees, upon reasonable prior notice to Mortgagor, to inspect the Mortgaged Property, provided that such inspections shall not unreasonably interfere with the construction, operation, maintenance, start-up or testing of the Mortgaged Property.

        2.14    Power of Attorney.    Mortgagor does hereby irrevocably constitute and appoint Mortgagee its true and lawful attorney (which appointment is coupled with an interest), with full power of substitution, for Mortgagor and in the name, place and stead of Mortgagor or in Mortgagee's own name, for so long as any of the Secured Obligations are outstanding, to ask, demand, collect, receive, receipt for and sue for any and all Rents, income and other sums which are assigned hereunder with full power to endorse the name of Mortgagor on all instruments given in payment or in part payment thereof, to settle, adjust or compromise any claims thereunder as fully as Mortgagor itself could do and in its discretion file any claim or take any action or proceeding, either in its own name or in the name of Mortgagor or otherwise, which Mortgagee may deem necessary or appropriate to protect and preserve the right, title and interest of Mortgagee in and to such Rents, income and other sums and the security intended to be afforded hereby; provided that Mortgagee shall not exercise such rights unless an Actionable Default has occurred and is continuing.

        2.15    Covenant to Pay.    If an Actionable Default has occurred and is continuing, then Mortgagee, among its other rights and remedies, shall have the right, but not the obligation, to pay, observe or perform the obligations of Mortgagor herein, in whole or in part, and with such modifications as Mortgagee reasonably shall deem advisable. All sums, including, without limitation, reasonable attorneys fees', so expended or incurred by Mortgagee by reason of the default of Mortgagor, or by reason of the bankruptcy or insolvency of Mortgagor, as well as, without limitation, sums expended or incurred to sustain the lien or estate of this Mortgage or its priority, or to protect or enforce any rights of Mortgagee hereunder, or to recover any of the Secured Obligations, or for repairs, maintenance, alterations, replacements or improvements thereto or for the protection thereof, or for real estate taxes or other governmental assessments or charges against any part of the Mortgaged Property, or premiums for insurance of the Mortgaged Property, shall be entitled to the benefit of the lien on the Mortgaged Property as of the date of the recording of this Mortgage, shall be deemed to be added to and be part of the Secured Obligations secured hereby, whether or not the result thereof causes the total amount of the Secured Obligations to exceed the stated amount set forth in the first and second introductory paragraphs of the Recitals of this Mortgage, and shall be repayable by Mortgagor as provided in the Secured Debt Documents.

        2.16    Security Agreement.

          2.16.1 This Mortgage shall also be a security agreement between Mortgagor and Mortgagee covering the Mortgaged Property constituting personal property or fixtures (hereinafter collectively called "UCC Collateral") governed by the Uniform Commercial Code ("UCC") of the State of Illinois (the "State") as such UCC Collateral may be more specifically set forth in any financing statement delivered in connection with this Mortgage, and, as further security for the payment and performance of the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in such portion of the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the UCC. In addition to Mortgagee's other rights hereunder, Mortgagee shall have all rights of a secured party under the UCC, as is in effect in the relevant jurisdiction, or other applicable laws or in equity. Mortgagor hereby authorizes the filing of, and if requested by Mortgagee, Mortgagor shall execute and deliver to Mortgagee, all financing statements and such further assurances that may be reasonably required by Mortgagee to establish, create, perfect (to the extent the same can be achieved by the filing of a financing statement) and maintain the validity and priority of Mortgagee's security interests, and Mortgagor shall bear all reasonable costs thereof, including all UCC searches. Except as otherwise provided in the Secured Debt Documents, if Mortgagee should dispose of any of the Mortgaged Property comprising the UCC Collateral pursuant to the UCC, ten (10) days' prior written notice by Mortgagee to Mortgagor shall be deemed to be reasonable notice; provided, however, that Mortgagee may dispose of such property in accordance with the foreclosure procedures of this Mortgage in lieu of proceeding under the UCC. Mortgagee may from time to time execute and deliver at Mortgagor's expense all continuation statements, termination statements, amendments, partial releases, or other instruments relating to all financing statements by and between Mortgagor and Mortgagee. Except as otherwise provided in the Secured Debt Documents, but otherwise subject to the provisions thereof, if an Actionable Default shall occur and be continuing, (a) Mortgagee, in addition to any other rights and remedies which it may have, may exercise immediately and without demand to the extent permitted by law, any and all rights and remedies granted to a secured party under the UCC, as in effect in any relevant jurisdiction, including, without limiting the generality of the foregoing, the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of such collateral and (b) upon request or demand of Mortgagee, Mortgagor shall at its expense, assemble the UCC Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including reasonable attorneys' fees and disbursements incurred or paid by Mortgagee in protecting the interest in the UCC Collateral and in enforcing Mortgagee's rights hereunder with respect to such UCC Collateral.

          2.16.2 Mortgagor and the Mortgagee agree, to the extent permitted by law, that: (i) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-102(a)(40) and 9-502(c) of the UCC; (ii) all or a part of the Mortgaged Property are or are to become fixtures; and (iii) the addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage and if Mortgagor is not the record owner of any real property to which the fixtures are or may become attached, the name of the record owner is Midwest Generation, LLC and (iv) Mortgagor's organizational identification number in the State of Illinois is 00314951.

        2.17    Proceeds of Secured Obligations.    The proceeds of the Secured Obligations secured hereby and referred to herein shall be used solely for business purposes, and all of the Secured Obligations secured by this Mortgage constitute (i) a "business loan" as that term is defined in, and for all purposes of, 815 ILCS 205/4 (1) (c), and (ii) a "loan secured by a mortgage on real estate" within the purview and operation of 815 ILCS 205/4(1)(l).

        2.18    Amount Secured.    This Mortgage secures the payment of all of the Secured Obligations secured hereby; provided, however that the total amount secured by this Mortgage shall not exceed an amount equal to two hundred percent (200%) of the aggregate of the amount of the Parity Lien Debt and the Priority Lien Debt at any time outstanding.

ARTICLE 3—REMEDIES

        3.1    Acceleration of Maturity.    As provided in each of the Secured Debt Documents, if an Actionable Default occurs and is continuing, the applicable Secured Debt Representative may declare the Secured Obligations with respect to the applicable Series of Secured Debt to be due and payable immediately, and upon such declaration such Secured Obligations and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Mortgagor waives).

        3.2    Intentionally Omitted.

        3.3    Institution of Equity Proceedings.    If an Actionable Default occurs and is continuing, Mortgagee, may institute an action, suit or proceeding in equity for specific performance of this Mortgage and the Collateral Trust Agreement, both of which shall be specifically enforceable by injunction or other equitable remedy.

        3.4    Mortgagee's Power of Enforcement.

          3.4.1 If an Actionable Default occurs and is continuing, Mortgagee shall be entitled, at its option and in its sole and absolute discretion, to institute a proceeding or proceedings, judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of this Mortgage in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner in accordance with the laws of the State, and sell for cash or upon credit the Mortgaged Property or any part thereof and all estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by the laws of the State. Mortgagee may require Mortgagor to pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Mortgaged Property occupied by Mortgagor and require Mortgagor to vacate and surrender possession to Mortgagee of the Mortgaged Property or to such receiver and, in default thereof, evict Mortgagor by summary proceedings or otherwise.

          3.4.2 After deducting all Protective Advances made by Mortgagee, Mortgagee shall apply the proceeds of any sale to the payment of all sums expended under the terms hereof not then repaid, with accrued interest at the default rate provided in Section 3.16 hereof, then to the payment of all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto, in each case in accordance with the terms of the Collateral Trust Agreement and the other Secured Debt Documents.

          3.4.3 If any Actionable Default occurs and is continuing, Mortgagee may, either with or without entry or taking possession of the Mortgaged Property, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Mortgagee thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (a) to enforce payment of the Secured Obligations, to the extent permitted by law, or the performance of any term hereof or any other right; (b) to foreclose this Mortgage in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property or any portion thereof pursuant to the laws of the State or under the judgment or decree of a court or courts of competent jurisdiction, and Mortgagee shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys' fees in such amount as shall be awarded by the court; (c) to the extent not prohibited by the laws of the State, to exercise any or all of the rights and remedies available to it under the Secured Debt Documents; and (d) to pursue any other remedy available to it. Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Mortgagee may determine.

          3.4.4 The remedies described in this Section may be exercised with respect to all or any portion of the UCC Collateral, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Mortgagee shall at any time be permitted to proceed with respect to all or any portion of the Real Property and the UCC Collateral in any manner permitted by the UCC. Mortgagor agrees that Mortgagee's inclusion of all or any portion of the UCC Collateral in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

          3.4.5 Notwithstanding any other provision contained in this Section 3.4 or this Mortgage, it is the intention of Mortgagor and Mortgagee that the enforcement of the terms and provisions of this Mortgage shall be accomplished in accordance with the Illinois Mortgage Foreclosure Law (the "Act"), 735 ILCS 5/15-1101 et seq., and with respect to such Act, Mortgagor agrees and covenants that:

            (a)   Mortgagor and Mortgagee shall have the benefit of all of the provisions of the Act, including all amendments thereto which may become effective from time to time after the date hereof. In the event any provision of the Act which is specifically referred to herein may be repealed, Mortgagee shall have the benefit of such provision as most recently existing prior to such repeal, as though the same were incorporated herein by express reference;

            (b)   Wherever provision is made in this Mortgage and the other Secured Debt Documents for insurance policies to bear mortgagee clauses or other loss payable clauses or endorsements in favor of Mortgagee, or to confer authority upon Mortgagee to settle or participate in the settlement of losses under policies of insurance or to hold and disburse or otherwise control use of insurance proceeds, from and after the entry of judgment of foreclosure, all such rights and powers of the Mortgagee shall continue in the Mortgagee as judgment creditor or mortgagee until confirmation of sale;

            (c)   In addition to any provision of this Mortgage authorizing the Mortgagee to take or be placed in possession of the Mortgaged Property, or for the appointment of a receiver, if an Actionable Default has occurred and is continuing, Mortgagee shall have the right, in accordance with Sections 15-1701 and 15-1702 of the Act, to be placed in the possession of the Mortgaged Property or at its request to have a receiver appointed, and such receiver, or Mortgagee, if and when placed in possession, shall have, in addition to any other powers provided in this Mortgage, all rights, powers, immunities, and duties and provisions set forth in Sections 15-1701 and 15-1703 of the Act;

            (d)   Mortgagor acknowledges that the Mortgaged Property does not constitute "agricultural real estate", as said term is defined in Section 15-1201 of the Act or "residential real estate" as defined in Section 15-1219 of the Act;

            (e)   Mortgagor hereby voluntarily and knowingly waives its statutory rights to reinstatement and redemption pursuant to 735 ILCS Section 5/15-1601(b);

            (f)    All advances, disbursements and expenditures made or incurred by Mortgagee before and during a foreclosure, and before and after judgment of foreclosure, and at any time prior to sale and, where applicable, after sale, and during the pendency of any related proceedings, for the following purposes, in addition to those otherwise authorized by the Mortgage, or the Credit Agreement or by the Act (collectively "Protective Advances"), shall have the benefit of all applicable provisions of the Act, including those provisions of the Act herein below referred to:

              (i)    all advances by Mortgagee in accordance with the terms of the Mortgage or the Credit Agreement to: (A) preserve, maintain, repair, restore or rebuild the improvements upon the Mortgaged Property; (B) preserve the lien of the Mortgage or the priority thereof; or (C) enforce the Mortgage, as referred to in Subsection (b) (5) of Section 5/15-1302 of the Act;

              (ii)   payments by Mortgagee of (A) when due installments of principal, interest or other obligations in accordance with the terms of any senior mortgage or other prior lien or encumbrances; (B) when due installments of real estate taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever which are assessed or imposed upon the Mortgage Property or any part thereof; (C) other obligations authorized by the Mortgage; or (D) with court approval, any other amounts in connection with other liens, encumbrances or interests reasonably necessary to preserve the status of title, as referred to in Section 5/15-1505 of the Act;

              (iii)  advances by Mortgagee in settlement or compromise of any claims asserted by claimants under senior mortgages or any other prior liens;

              (iv)  attorneys' fees and other costs incurred: (A) in connection with the foreclosure of the Mortgage as referred to in Section 5/15-1504(d)(2) and 5/15-1510 of the Act; (B) in connection with any action, suit or proceeding brought by or against the Mortgagee for the enforcement of the Mortgage or arising from the interest of the Mortgagee hereunder; or (C) in preparation for or in connection with the commencement, prosecution or defense of any other action related to the Mortgage or the Mortgaged Property;

              (v)   Mortgagee's fees and costs, including attorneys' fees, arising between the entry of judgment of foreclosure and the confirmation hearings as referred to in Section 5/15-1508 (b) (1) of the Act;

              (vi)  expenses deductible from proceeds of sale as referred to in Section 5/15-1512 (a) and (b) of the Act; and

              (vii) expenses incurred and expenditures made by Mortgagee for any one or more of the following: (A) premiums for casualty and liability insurance paid by Mortgagee whether or not Mortgagee or a receiver is in possession, if reasonably required in reasonable amounts, and all renewals thereof, without regard to the limitation to maintaining of existing insurance in effect at the time any receiver or mortgagee takes possession of the Mortgaged Property imposed by Section 5/15-1704 (c) (1) of the Act; (B) repair or restoration of damage or destruction in excess of available insurance proceeds or condemnation awards; (C) payments deemed by Mortgagee to be required for the benefit of the Mortgaged Property or required to be made by the owner of the Mortgaged Property under any grant or declaration of easement, easement agreement, agreement with any adjoining land owners or instruments creating covenants or restrictions for the benefit of or affecting the Mortgaged Property; (D) shared or common expense assessments payable to any association or corporation in which Mortgagee is a member in any way affecting the Mortgaged Property; (E) payments required to be paid by Mortgagor or Mortgagee pursuant to any lease or other agreement for occupancy of the Mortgaged Property; and (F) if the Mortgage is insured, payment of Federal Housing Administration or private mortgage insurance required to keep such insurance in force;

            (g)   All Protective Advances shall be additional Secured Obligations secured by this Mortgage, and shall become immediately due and payable without notice and with interest thereon from the date of the advance until paid at the rate of interest payable after default under the terms of the Note; and

            (h)   This Mortgage shall be a lien for all Protective Advances as to subsequent purchasers and judgment creditors from the time this Mortgage is recorded pursuant to Subsection (b) (5) of Section 5/15-1302 of the Act.

        3.5    Mortgagee's Right to Enter and Take Possession, Operate and Apply Income.

          3.5.1 If an Actionable Default occurs and is continuing, Mortgagor, upon demand of Mortgagee, shall forthwith surrender to Mortgagee the actual possession and, if and to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Mortgaged Property, including the Tangible Collateral, without liability for trespass, damages or otherwise, and may exclude Mortgagor and its agents and employees wholly therefrom and may have joint access with Mortgagor to the books, papers and accounts of Mortgagor.

          3.5.2 If an Actionable Default has occurred and is continuing and Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or decree conferring on Mortgagee the right to immediate possession or requiring Mortgagor to deliver immediate possession of all or part of such property to Mortgagee and Mortgagor hereby specifically consents to the entry of such judgment or decree. Mortgagor shall pay to Mortgagee, upon demand, all costs and expenses of obtaining such judgment or decree and reasonable compensation to Mortgagee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the lien of this Mortgage.

          3.5.3 Upon every such entering upon or taking of possession, Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

            (a)   make all necessary and proper maintenance, repairs, renewals and replacements thereto and thereon, and all necessary additions, betterments and improvements thereto and thereon and purchase or otherwise acquire fixtures, personalty and other property in connection therewith;

            (b)   insure or keep the Mortgaged Property insured;

            (c)   manage and operate the Mortgaged Property and exercise all the rights and powers of Mortgagor in their name or otherwise with respect to the same;

            (d)   enter into agreements with others to exercise the powers herein granted Mortgagee, all as Mortgagee from time to time may determine; and shall apply the monies so received by Mortgagee in such priority as provided by the Collateral Trust Agreement; and/or

            (e)   rent or sublet the Mortgaged Property or any portion thereof for any purpose permitted by this Mortgage.

        Mortgagee shall surrender possession of the Mortgaged Property to Mortgagor (i) as may be required by law or court order, or (ii) when all amounts under any of the terms of the Secured Debt Documents, including this Mortgage, shall have been paid current and all Actionable Defaults have been cured or waived. The same right of taking possession, however, shall exist if any subsequent Actionable Default shall occur and be continuing.

        3.6    Separate Sales.    To the extent permitted by law upon and during the continuation of an Actionable Default, the Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Actionable Default shall not be exhausted by any one or more sales.

        3.7    Waiver of Appraisement, Moratorium, Valuation, Stay, Extension and Redemption Laws.    Mortgagor agrees to the full extent permitted by law that if an Actionable Default occurs and is continuing, neither Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, moratorium, valuation, stay, extension or redemption laws now or hereafter in force in any locality where the Mortgaged Property or any part thereof may be located, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, nor after any such sale shall Mortgagor claim or exercise any right conferred by any law now or at any time hereafter in force to redeem the Mortgaged Property so sold or any part thereof, and Mortgagor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and covenants that Mortgagor shall not hinder or delay the execution of any power herein granted and delegated to Mortgagee but that Mortgagor shall permit the execution of every such power as though no such law had been made; and Mortgagor further waives any and all right to have the assets comprising the Mortgaged Property marshalled upon any foreclosure of the lien hereof and agrees that Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property in part or as an entirety.

        3.8    Receiver.    If an Actionable Default occurs and is continuing, Mortgagee, to the extent permitted by law, and without regard to the value, adequacy or occupancy of the security for the indebtedness and other sums secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Mortgaged Property and to collect all earnings, revenues and receipts and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Mortgagee. To the extent permitted by law, Mortgagee may have a receiver appointed without notice to Mortgagor or any third party, and Mortgagee may waive any requirement that the receiver post a bond. To the extent permitted by law, Mortgagee shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. To the extent permitted by law, any receiver appointed on Mortgagee's behalf may be an Affiliate of Mortgagee. The reasonable expenses, including receiver's fees, reasonable attorneys' fees, costs and agents' compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of and to manage and operate the Mortgaged Property and to collect all earnings, revenues and receipts, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Mortgagee under this Mortgage, the Collateral Trust Agreement, any other Secured Debt Document or otherwise available to Mortgagee and may be exercised concurrently therewith or independently thereof, but such rights shall be exercised in a manner which is otherwise in accordance with and consistent with the Collateral Trust Agreement. Mortgagee shall be liable to account only for such earnings, revenues and receipts (including, without limitation, security deposits) actually received by Mortgagee, whether received pursuant to this section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, Mortgagee.

        3.9    Suits to Protect the Mortgaged Property.    Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage, (b) to preserve or protect its interest in the Mortgaged Property, or (c) to restrain the enforcement of or compliance with any legislation that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Mortgagee's interest.

        3.10    Proofs of Claim.    In the case of any receivership, insolvency, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Mortgagor, any Affiliate or any guarantor, co-maker or endorser of any of Mortgagor's obligations, its creditors or its property, Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Mortgagor under the Secured Debt Documents, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Mortgagor after such date.

        3.11    Mortgagor to Pay Amounts Secured Hereby on Any Default in Payment; Application of Monies by Mortgagee.

          (a)   In case of a foreclosure sale of all or any part of the Mortgaged Property and of the application of the proceeds of sale to the payment of the sums secured hereby, to the extent permitted by law, Mortgagee shall be entitled to enforce payment from Mortgagor of any additional amounts then remaining due and unpaid and to recover judgment against Mortgagor for any portion thereof remaining unpaid, with interest at the interest rate on the Notes.

          (b)   Mortgagor hereby agrees, to the extent permitted by law, that no recovery of any such judgment by Mortgagee or other action by Mortgagee and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the Lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or any Lien, rights, powers or remedies of Mortgagee hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

          (c)   Any monies collected or received by Mortgagee under this Section shall be first applied as set forth in the Collateral Trust Agreement.

        3.12    Delay or Omission; No Waiver.    No delay or omission of Mortgagee to exercise any right, power or remedy upon any Actionable Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Actionable Default or to constitute acquiescence therein. Every right, power and remedy given to Mortgagee whether contained herein or in the Collateral Trust Agreement or any other Secured Debt Document or otherwise available to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

        3.13    No Waiver of One Default to Affect Another.    No waiver of any Actionable Default hereunder shall extend to or affect any subsequent or any other Actionable Default then existing, or impair any rights, powers or remedies consequent thereon. If Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in this Mortgage, the Collateral Trust Agreement or any other Secured Debt Document; (d) releases any part of the Mortgaged Property from the lien or security interest of this Mortgage or any other instrument securing the Secured Obligations; (e) consents to the filing of any map, plat or replat of the Real Property or any part thereof; (f) consents to the granting of any easement on the Real Property; or (g) makes or consents to any agreement changing the terms of this Mortgage, the Collateral Trust Agreement, or any other Secured Debt Document subordinating the lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the liability under this Mortgage, the Collateral Trust Agreement or any other Secured Debt Document otherwise of Mortgagor, or any subsequent purchaser of the Mortgaged Property or any part thereof or any maker, co-signer, surety or guarantor with respect to any other matters not addressed by such act or omission. No such act or omission shall preclude Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in case of any Actionable Default then existing or of any subsequent Actionable Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Mortgagee, shall the lien or security interest of this Mortgage be altered thereby, except to the extent expressly provided in such acts or omissions. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Mortgagee, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Actionable Default as provided herein. Notwithstanding anything to the contrary contained in this Mortgage or any other Security Document, (i) in the case of any non-monetary Actionable Default, Mortgagee may continue to accept payments due hereunder without thereby waiving the existence of such or any other Actionable Default and (ii) in the case of any monetary Actionable Default, Mortgagee may accept partial payments of any sums due hereunder without thereby waiving the existence of such Actionable Default if the partial payment is not sufficient to completely cure such Actionable Default.

        3.14    Discontinuance of Proceedings; Position of Parties Restored.    If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Mortgagee, then and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred or had been taken.

        3.15    Remedies Cumulative.    Subject to the provisions of Section 4.17 hereof, no right, power or remedy, including without limitation remedies with respect to any security for the Secured Obligations, conferred upon or reserved to Mortgagee by this Mortgage or any other Security Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or under any other Security Document, now or hereafter existing at law, in equity or by statute, and Mortgagee shall be entitled to resort to such rights, powers, remedies or security as Mortgagee shall in its sole and absolute discretion deem advisable.

        3.16    Interest After Actionable Default.    If an Actionable Default shall have occurred and is continuing, all sums outstanding and unpaid under the Secured Debt Documents, including this Mortgage, shall, at Mortgagee's option, subject to the provisions of the Secured Debt Documents, bear interest at the interest rate on the applicable Series of Secured Debt, as provided in the applicable Secured Debt Documents, until such Actionable Default has been cured. Mortgagor's obligation to pay such interest shall be secured by this Mortgage.

        3.17    Foreclosure; Expenses of Litigation.    If Mortgagee forecloses, reasonable attorneys' fees for services in the supervision of said foreclosure proceeding shall be allowed to the Mortgagee as part of the foreclosure costs. In the event of foreclosure of the lien hereof, there shall be allowed and included as additional indebtedness all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for reasonable attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Mortgaged Property or any portion thereof. All expenditures and expenses of the nature mentioned in this section and such expenses and fees as may be incurred in the protection of the Mortgaged Property and the maintenance of the lien and security interest of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage or any other Security Document, the Mortgaged Property or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the interest rate on the Notes, and shall be secured by this Mortgage. Mortgagee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the lien hereof and agrees to accept a reasonable fee for such services.

        3.18    Deficiency Judgments.    If after foreclosure of this Mortgage or Mortgagee's sale hereunder, there shall remain any deficiency with respect to any amounts payable under the Secured Debt Documents, including hereunder, or any amounts secured hereby, and Mortgagee shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the interest rate on the Notes. Mortgagor waives any defense to Mortgagee's recovery against Mortgagor of any deficiency after any foreclosure sale of the Mortgaged Property. Subject to the Collateral Trust Agreement and the other Secured Debt Documents, to the extent permitted by law, Mortgagor expressly waives any defense or benefits that may be derived from any statute granting Mortgagor any defense to any such recovery by Mortgagee. In addition, Mortgagee shall be entitled to recovery of all of their reasonable costs and expenditures (including without limitation any court imposed costs) in connection with such proceedings, including their reasonable attorneys' fees, appraisal fees and the other costs, fees and expenditures referred to in Section 3.17 above. This provision shall survive any foreclosure or sale of the Mortgaged Property, any portion thereof and/or the extinguishment of the lien hereof.

        3.19    WAIVER OF JURY TRIAL.    MORTGAGEE AND MORTGAGOR EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS MORTGAGE, THE COLLATERAL TRUST AGREEMENT OR ANY OTHER SECURED DEBT DOCUMENT.

        3.20    Exculpation of Mortgagee.    The acceptance by Mortgagee of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Mortgagee, be deemed or construed to make Mortgagee a "mortgagee in possession", nor thereafter or at any time or in any event obligate Mortgagee to appear in or defend any action or proceeding relating to the Mortgaged Property, nor shall Mortgagee, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any person in or about the Mortgaged Property.

ARTICLE 4—GENERAL

        4.1    Discharge.    Mortgagor shall be released from the covenants, agreements and obligations of Mortgagor contained in this Mortgage and all right, title and interest in and to the Mortgaged Property shall revert to Mortgagor when and as set forth in the Collateral Trust Agreement and, in connection therewith, Mortgagee, at the request and the expense of Mortgagor, shall promptly execute a release of mortgage and such other documents as may be reasonably requested by Mortgagor to evidence the discharge and satisfaction of this Mortgage and the release of Mortgagor from its obligations hereunder.

        4.2    Application of Proceeds Upon the Occurrence and During the Continuation of an Actionable Default.    The proceeds of any sale of, or other realization upon, all or any part of the Mortgaged Property shall be applied in accordance with the applicable provisions of the Collateral Trust Agreement and the other Secured Debt Documents. Mortgagor shall remain liable for any deficiency.

        4.3    No Waiver.    The exercise of the privileges granted in this Mortgage to perform Mortgagor's obligations under the agreements which constitute the Mortgaged Property shall in no event be considered or constitute a waiver of any right which Mortgagee or any other Secured Party may have at any time, after an Actionable Default shall have occurred and be continuing, to declare the Secured Obligations or any part thereof to be immediately due and payable.

        4.4    Extension, Rearrangement or Renewal of Secured Obligations.    It is expressly agreed that any of the Secured Obligations at any time secured hereby may be from time to time extended for any period, or with the consent of Mortgagor rearranged or renewed, and that any part of the security herein described, or any other security for the Secured Obligations, may be waived or released, without altering, varying or diminishing the force, effect or lien or security interest of this Mortgage; and the lien and security interest granted by this Mortgage shall continue as a prior lien and security interest on all of the Mortgaged Property not expressly so released, until the Secured Obligations are fully paid and this Mortgage is terminated in accordance with the provisions of the Collateral Trust Agreement; and no other security now existing or hereafter taken to secure the payment of the Secured Obligations or any part thereof or the performance of any obligation or liability of Mortgagor whatever shall in any manner impair or affect the security given by this Mortgage; and all security for the payment of the Secured Obligations or any part thereof and the performance of any obligation or liability shall be taken, considered and held as cumulative.

        4.5    Forcible Detainer.    Mortgagor agrees for itself and all persons claiming by, through or under it, that subsequent to foreclosure hereunder in accordance with this Mortgage and applicable law if Mortgagor shall hold possession of the Mortgaged Property or any part thereof, Mortgagor or the persons so holding possession shall be guilty of trespass; and any such persons (including Mortgagor) failing or refusing to surrender possession upon demand shall be guilty of forcible detainer and shall be liable to Mortgagee or any purchaser in foreclosure, as applicable, for reasonable rental on said premises, and shall be subject to eviction and removal in accordance with law.

        Intentionally Deleted.

        4.6    Notices.    Except where certified or registered mail notice is required by applicable law, any notice to Mortgagor or Mortgagee required or permitted hereunder shall be deemed to be given when given in the manner prescribed in the Collateral Trust Agreement.

        4.7    Severability.    All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Mortgage invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. In the event any term or provision contained in this Mortgage is in conflict, or may hereafter be held to be in conflict, with the laws of the State or of the United States of America, this Mortgage shall be affected only as to such particular term or provision, and shall in all other respects remain in full force and effect.

        4.8    Application of Payments.    In the event that any part of the Secured Obligations cannot lawfully be secured hereby, or in the event that the lien and security interest hereof cannot be lawfully enforced to pay any part of the Secured Obligations, or in the event that the lien or security interest created by this Mortgage shall be invalid or unenforceable as to any part of the Secured Obligations, then all payments on the Secured Obligations shall be deemed to have been first applied to the complete payment and liquidation of that part of the Secured Obligations which is not secured by this Mortgage and the unsecured portion of the Secured Obligations shall be completely paid and liquidated prior to the payment and liquidation of the remaining secured portion of the Secured Obligations.

        4.9    Governing Law.

        THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIEN OF THIS MORTGAGE SHALL BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS. SUBJECT TO THE

FOREGOING, IN ALL OTHER RESPECTS, THIS MORTGAGE SHALL BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK.

        4.10    Entire Agreement.    This Mortgage, the Collateral Trust Agreement and the other Secured Debt Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

        4.11    Amendments.    This Mortgage may be amended, supplemented, amended and restated or otherwise modified only by an instrument in writing signed by Mortgagor and Mortgagee.

        4.12    Successors and Assigns.    All terms of this Mortgage shall run with the land and bind each of Mortgagor and Mortgagee and their respective successors and assigns, and all persons claiming under or through Mortgagor or Mortgagee, as the case may be, or any such successor or assign, and shall inure to the benefit of Mortgagee and Mortgagor, and their respective successors and assigns.

        4.13    Renewal, Etc.    Mortgagee may at any time and from time to time renew or extend this Mortgage, or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Secured Obligations as Mortgagee may determine, without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien and security interest hereof on any part of the Mortgaged Property; provided that nothing in this Section 4.14 shall grant Mortgagee the right to alter or modify the Mortgage without the consent of the Mortgagor unless otherwise specifically permitted in this Mortgage.

        4.14    Future Advances.    This Mortgage is executed and delivered to secure, among other things, Mortgagor's guaranty of future advances under the Secured Debt Documents. It is understood and agreed that this Mortgage secures Mortgagor's guaranty of present and future advances made pursuant to the Secured Debt Documents and that the lien of such future advances shall relate to the date of this Mortgage.

        4.15    Liability.    Notwithstanding any provision in this Mortgage to the contrary, recourse against the Mortgagor under this Mortgage shall be limited to the extent provided in the Collateral Trust Agreement and the other Secured Debt Documents.

        4.16    Severability and Compliance With Usury Law.    The Secured Debt Documents are intended to be performed in accordance with, and only to the extent permitted by law. If any provision of any of the Secured Debt Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of the instrument in which such provision is contained, nor the application of such provision to other persons or circumstances, nor the other instruments referred to hereinabove, shall be affected thereby, but rather shall be enforceable to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of Mortgagor and Mortgagee at all times to comply with the applicable State law governing the maximum rate or amount of interest payable on or in connection with the Secured Obligations (or applicable United States federal law to the extent that it permits Mortgagee to contract for, charge, take, reserve or receive a greater amount of interest than under State law). If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Secured Debt Documents, or contracted for, charged, taken, reserved or received with respect to the extensions of credit evidenced by the Secured Debt Documents or if acceleration of the maturity of the Secured Obligations or if any prepayment by Mortgagor results in Mortgagor having paid any interest in excess of that permitted by law, then it is Mortgagor's and Mortgagee's express intent that all excess amounts theretofore collected by Mortgagee be credited on the principal balance due under the Secured Debt Documents (or, if the Secured Debt Documents have been or would thereby be paid in full, refunded to Mortgagor), and the provisions of the Secured Debt Documents immediately be deemed reformed and the amounts thereafter collectible thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder. The right to accelerate maturity of the Secured Obligations does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Mortgagee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Mortgagee for the use, forbearance or detention of the Secured Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Secured Obligations until payment in full so that the rate or amount of interest on account of the Secured Obligations does not exceed the applicable usury ceiling.

        4.17    Survival of Provisions.    All agreements, representations and warranties made herein shall survive the execution and delivery of this Mortgage and the other Secured Debt Documents, and shall survive the making of the loans, the issuance of the Notes and the extensions of credit provided for under the Secured Debt Documents. Notwithstanding anything in this Mortgage or implied by law to the contrary, the agreements, representations and warranties of Mortgagor set forth herein shall terminate only upon the satisfaction of all requirements and obligations under the Secured Debt Documents. The provisions regarding the payment of expenses and indemnification obligations, including, without limitation, Sections 2.6, 2.8.3, 2.16.1, 3.5.2 and 3.17 hereof, shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby and by the Secured Debt Documents, the repayment of the loans, the Notes and the extensions of credit provided for under the Secured Debt Documents, the expiration or termination of the Commitments, the expiration or termination of each of the Interest Rate Hedging Transactions to which any Secured Party is a party, or the termination of this Mortgage or any provision hereof.

        4.18    Release of Collateral.

          (a)   Notwithstanding any provision herein to the contrary, the Mortgaged Property or any part thereof shall be released from the security interest created by this Mortgage at any time or from time to time upon the request of the Mortgagor; provided that the requirements of the Collateral Trust Agreement have been satisfied. Upon satisfaction of such requirements, a Responsible Officer of the Mortgagee shall promptly execute, deliver and acknowledge any necessary or proper instruments of termination, satisfaction or release to evidence the release of any Mortgaged Property permitted to be released pursuant to this Mortgage in each case as required by, and in accordance with, the Collateral Trust Agreement.

          (b)   The Mortgagee may release Mortgaged Property or any part thereof from the security interest created hereunder upon the sale or disposition of such Mortgaged Property pursuant to the Mortgagee's powers, rights and duties with respect to remedies provided herein and in accordance with the Collateral Trust Agreement.

        4.19    Collateral Trust Agreement Controls.    In the event of any conflict between any terms and provisions set forth in this Mortgage and those set forth in the Collateral Trust Agreement, the terms and provisions of the Collateral Trust Agreement shall supersede and control the terms and provisions of this Mortgage.

        4.20    Time of the Essence.    Mortgagor acknowledges that time is of the essence in performing all of Mortgagor's obligations set forth herein.

        4.21    Headings Descriptive.    Article and Section headings have been inserted in this Mortgage as a matter of convenience for reference only and it is agreed that such article and section headings are not a part of this Mortgage and shall not be used in the interpretation of any provision of this Mortgage.

        4.22    Third Party Rights.    Nothing in this Mortgage, expressed or implied, is intended or shall be construed to confer upon, or give to any Person, other than Mortgagor, Mortgagee and the Secured

Parties, any security, rights, remedies or claims, legal or equitable, under or by reason hereof, or any covenant or condition hereof; and this Mortgage and the covenants and agreements herein contained are and shall be held to be for the sole and exclusive benefit of Mortgagor, Mortgagee and the Secured Parties.

        4.23    Certain Definitions.    The words "include," "including" and words of similar import shall be interpreted as if followed by the words "without limitation" except where the context otherwise indicates.

        4.24    Counterpart Execution.    This Mortgage may be executed by the parties hereto in any number of counterparts (and be each of the parties hereof on separate counterparts), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed and delivered as of the day and year first above written.

MIDWEST GENERATION, LLC, a Delaware limited liability company
By:	/s/ JOHN P. FINNERAN, JR. Name: John P. Finneran, Jr. Title: Vice President

THE STATE OF	§
§
COUNTY OF	§

I            , do hereby certify that on the            day of April, 2004,             and            , personally appeared before me and first being duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true. In Witness Whereof, I have hereunto set my hand and seal the day and year before written.

Notary Public, State of My Commission Expires:

EXHIBIT A

DESCRIPTION OF SITE

PARCEL 1:

        (A)  ALL THAT PART OF THE SOUTH FRACTION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29, IN TOWNSHIP AND RANGE AFORESAID, DESCRIBED AS: BEGINNING AT A POINT 10 CHAINS WEST OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 20; RUNNING THENCE SOUTH 2 CHAINS AND 25 LINKS TO THE NORTH LINE OF THE ILLINOIS CENTRAL GULF RAILROAD (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) RIGHT OF WAY; THENCE IN A NORTHEASTERLY COURSE ALONG THE NORTH LINE OF SAID RIGHT OF WAY 16 CHAINS 7 LINKS; THENCE NORTH 46 DEGREES 05 MINUTES WEST TO THE CENTER OF THE DESPLAINES RIVER; THENCE IN A SOUTHWESTERLY COURSE ALONG THE CENTER OF SAID RIVER TO A POINT DIRECTLY NORTH OF THE PLACE OF BEGINNING AND THENCE SOUTH TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PORTION USED AND OCCUPIED BY THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD); (B) ALL THAT PART OF THE WEST 1/2 OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN AND ALL THAT PART OF THE NORTH 23 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29 IN SAID TOWNSHIP AND RANGE, BOUNDED AND DESCRIBED AS FOLLOWS, TO-WIT: COMMENCING AT A POINT 10 CHAINS WEST OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 20; RUNNING THENCE SOUTH 2 CHAINS AND 25 LINKS TO THE NORTH LINE OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTHWESTERLY ALONG THE NORTH LINE OF SAID RIGHT OF WAY 8 CHAINS AND 7 LINKS; THENCE NORTH TO THE CENTER OF THE SOUTH BRANCH OF THE DESPLAINES RIVER; THENCE IN A NORTHEASTERLY COURSE ALONG THE CENTER OF SAID SOUTH BRANCH OF SAID RIVER TO A POINT DIRECTLY NORTH OF THE PLACE OF BEGINNING AND THENCE SOUTH TO THE PLACE OF BEGINNING, (EXCEPTING THEREFROM THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILROAD);

PARCEL 2:

        (A)  THAT PART OF LOTS 4 AND 5, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE

10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST, 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING); (B) THAT PART OF THE NORTH 18 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); AND NORTHERLY OF THE CENTERLINE OF PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD) (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST

1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING); (C) THAT PART OF THE EAST 1/2 OF THE EAST 1/2 OF SAID NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 AND THE CENTER LINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY KNOWN AS THE JOLIET AND TRAUTMAN'S GROVE ROAD); RUNNING THENCE NORTH ALONG THE WEST LINE OF SAID TRACT, 15 RODS; THENCE SOUTHEASTERLY 11 RODS TO THE CENTER OF SAID HIGHWAY; THENCE SOUTHWESTERLY ALONG THE CENTER OF SAID HIGHWAY, 14 RODS MORE OR LESS TO THE POINT OF BEGINNING; (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40

FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MIN 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

PARCEL 4:

        (A)  ALL THAT PART OF LOTS 4, 5 AND 6, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING BETWEEN THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY) AND THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); (B) THAT PART OF LOT 4 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING NORTHWESTERLY OF THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY);

PARCEL 5:

        (A)  LOTS 1, 2 AND 3, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116 (EXCEPTING THEREFROM THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY) AND EXCEPT THAT PART THEREOF LYING SOUTHEASTERLY OF THE NORTHWESTERLY RIGHT OF WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); (B) THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE EAST LINE OF LOTS 1, 2 AND 3 OF HARTMAN'S SUBDIVISION AFORESAID AND NORTH OF THE NORTH LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND WEST OF THE WEST LINE OF LOT 32 OF ASSESSOR'S SUBDIVISION AFORESAID, EXTENDED SOUTH TO INTERSECT SAID NORTH LINE OF SAID ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD), (EXCEPTING THEREFROM THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY ATCHISON, TOPEKA AND SANTA FE RAILROAD); (C) THAT PART OF THE SOUTHWEST 1/4 OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE CENTER THREAD OF THE SOUTH BRANCH OF THE DESPLAINES RIVER AND WEST OF THE WEST LINE OF LOT 32 OF ASSESSOR'S SUBDIVISION OF SAID SECTION 20, (EXCEPTING THEREFROM THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY ATCHISON, TOPEKA AND SANTA FE RAILROAD);

PARCEL 6:

        THAT PART OF LOT 36 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTHERLY OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND SOUTHERLY OF THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS ATCHISON, TOPEKA AND SANTA FE RAILROAD) (EXCEPTING THEREFROM THAT PART THEREOF TAKEN FOR HIGHWAY KNOWN AS BRANDON ROAD);

PARCEL 7:

        LOT 9 IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 10:

        THAT PART OF THE EAST 906 FEET OF THE SOUTH FRACTION OF THE NORTHEAST FRACTIONAL QUARTER OF SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND SOUTH

OF THE CENTER THREAD OF THE DESPLAINES RIVER (EXCEPT THAT PART OWNED OR OCCUPIED BY THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY);

PARCEL 24:

        THAT PART OF LOT 6 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD), (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST, 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE

SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

PARCEL 32:

        THAT PART OF LOT 36 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTHERLY OF THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD) (EXCEPTING THEREFROM THAT PART FALLING IN PROPERTY CONVEYED BY PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS TO THE STATE OF ILLINOIS BY DEED RECORDED FEBRUARY 3, 1928 AS DOCUMENT NO. 414965 AND FURTHER EXCEPTING THAT PART TAKEN FOR BRANDON ROAD, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN);

PARCEL 33:

        THAT PART OF SUB-LOT 1 IN WILLIAM BARNES' SUBDIVISION OF THE EAST PART OF LOT 33 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID WILLIAM BARNES' SUBDIVISION RECORDED APRIL 8, 1879 IN MAP BOOK 3, PAGE 85 AS DOCUMENT NO. 112430, WHICH LIES NORTH OF THE NORTH RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD);

PARCEL 34:

        THAT PART OF THE SOUTHWEST FRACTIONAL QUARTER OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE CENTERLINE OF THE NORTH BRANCH OF THE DESPLAINES RIVER AND NORTH OF THE CENTERLINE OF THE SOUTH BRANCH OF THE DESPLAINES RIVER AND KNOWN AS "PATTERSON ISLAND";

PARCEL 36:

        THAT PART OF LOTS 7 AND 8 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING NORTH AND WEST OF A LINE RUNNING PARALLEL WITH AND 50 FEET NORTHWESTERLY OF THE CENTERLINE OF THE TRACKS OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AS NOW LOCATED ACROSS SAID LOTS;

PARCEL 37:

        LOTS 4 AND 5 (EXCEPT THE EAST 160 FEET THEREOF), IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 38:

        (A)  THAT PART OF LOTS 7 AND 8 IN HARTMAN'S SUBDIVISION IN THE WEST 1/2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL

MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856, IN BOOK 45, PAGE 408, AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE SOUTHEASTERLY RIGHT OF WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY) AND DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF LOT 7; THENCE WEST ALONG THE NORTH LINE OF SAID LOT 7, A DISTANCE OF 770.75 FEET MORE OR LESS TO A POINT 200 FEET EAST (AS MEASURED ALONG THE NORTH LINE OF SAID LOT 7) OF THE SAID SOUTHEASTERLY RIGHT OF WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY); THENCE SOUTHWESTERLY IN A STRAIGHT LINE TO A POINT IN THE SOUTH LINE OF SAID LOT 7 THAT IS 300 FEET EAST (AS MEASURED ALONG SAID SOUTH LINE OF LOT 7) OF THE SAID SOUTHEASTERLY RIGHT OF WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY); THENCE EAST ALONG SAID SOUTH LINE OF LOT 7 TO A POINT 165 FEET WEST OF THE SOUTHEAST CORNER OF SAID LOT 7; THENCE SOUTHEASTERLY IN A STRAIGHT LINE TO THE SOUTHEAST CORNER OF SAID LOT 8; THENCE NORTH ALONG THE EAST LINE OF LOTS 7 AND 8 TO THE POINT OF BEGINNING; (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36

DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING); (B) ALL THAT PART OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF LOT 8 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856, IN BOOK 45, PAGE 408, AS DOCUMENT NO. 25116; THENCE EAST ALONG A LINE THAT IS A PROLONGATION OF THE SOUTH LINE OF SAID LOT 8, A DISTANCE OF 460.41 FEET MORE OR LESS TO THE INTERSECTION OF SAID LINE WITH THE CENTERLINE OF PATTERSON ROAD AS NOW LOCATED AND RUNNING THROUGH SAID SECTION 29; THENCE NORTHEASTERLY ALONG THE CENTERLINE OF SAID PATTERSON ROAD TO THE SOUTH LINE OF THE NORTH 18 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE WEST ALONG THE SOUTH LINE OF SAID NORTH 18 ACRES TO THE WEST LINE OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH ALONG THE WEST LINE OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 TO THE POINT OF BEGINNING;

PARCEL 41:

        A PARCEL OF LAND COMPRISED OF ALL LOTS 3 AND 6 TOGETHER WITH PARTS OF LOTS 1, 2, 4, 5 AND 7, ALL IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, WHICH PARCEL IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE CORNER OF SAID LOTS 6 AND 7 WHICH IS IDENTICAL WITH THE POINT OF INTERSECTION OF THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 20 WITH THE SOUTHERLY LINE OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); RUNNING THENCE SOUTHEASTWARDLY PERPENDICULAR TO SAID RIGHT OF WAY LINE A DISTANCE OF 501.91 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 1 AND THE CENTERLINE OF PATTERSON ROAD; THENCE SOUTHWESTWARDLY ALONG THE SOUTHEASTERLY LINE OF SAID LOTS 1, 2, 3 AND 4 AND SAID CENTERLINE OF ROAD, BEING A MEANDERING LINE, A DISTANCE OF 676.36 FEET TO ITS INTERSECTION WITH A LINE 160 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOTS 4 AND 5 AND A SOUTHWARD EXTENSION THEREOF; THENCE NORTH ALONG THE ABOVE DESCRIBED PARALLEL LINE A DISTANCE OF 780.2 FEET TO ITS INTERSECTION WITH SAID SOUTHERLY RIGHT OF WAY LINE AND THENCE NORTHEASTWARDLY ALONG SAID SOUTHERLY RIGHT OF WAY LINE A DISTANCE OF 311.8 FEET TO THE POINT OF BEGINNING;

PARCEL 42:

        ALL THAT PART OF THE RIGHT OF WAY, 100 FEET WIDE, OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) IN SECTIONS 20, 21, 29 AND 30 ALL IN TOWNSHIP 35 NORTH AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT OF WAY WITH THE LINE BETWEEN SECTIONS 29 AND 30, TOWNSHIP 35 NORTH, AND IN RANGE

10 EAST OF THE THIRD PRINCIPAL MERIDIAN; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE, A DISTANCE OF 1910.26 FEET TO A POINT, SAID POINT EING ON A LINE DRAWN AT RIGHT ANGLES TO THE NORTH RAIL OF SAID RAILROAD AT A POINT 857.49 FEET NORTHEASTERLY OF AN EXISTING POINT OF SWITCH ON SAID RAILROAD, SAID POINT OF SWITCH BEING AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING ON SAID RAILROAD TRACK, ACCORDING TO THE RIGHT OF WAY AND TRACK MAP OF THE CHICAGO AND ALTON RAILROAD, DRAWING NO. V.2D-46R, DATED DECEMBER 31, 1929 AND REVISED DECEMBER, 1942; THENCE SOUTHWESTERLY A DISTANCE OF 230.58 FEET TO A POINT IN A LINE 27 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTERLINE OF THE EXISTING TRACK OF SAID RAILROAD AND BEING ALSO 23 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT OF WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID NORTH RAIL OF SAID RAILROAD AT A POINT 628.06 FEET NORTHEASTERLY OF SAID EXISTING POINT OF SWITCH ON SAID RAILROAD AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING; THENCE SOUTHWESTERLY ALONG A LINE 27 FEET NORTHWESTERLY OF AND PARALLEL WITH SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 90.06 FEET; THENCE SOUTHEASTERLY, AT RIGHT ANGLES TO SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 17 FEET TO A POINT IN A LINE 10 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE SAID CENTERLINE OF SAID TRACK AND BEING ALSO 40 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT OF WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID NORTH RAIL OF SAID RAILROAD AT A POINT 538.00 FEET NORTHEASTERLY OF SAID EXISTING POINT OF SWITCH ON SAID RAILROAD AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING; THENCE NORTHEASTERLY ALONG A LINE 10 FEET NORTHWESTERLY OF AND PARALLEL WITH SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 2274.84 FEET TO A POINT OF CURVE SAID POINT OF CURVE BEING 40.00 FEET SOUTHEASTERLY OF A POINT OF CURVE ON SAID NORTHWESTERLY LINE OF SAID RAILROAD RIGHT OF WAY AND BEING ALSO 84.81 FEET NORTHEASTERLY OF THE POINT OF INTERSECTION OF SAID PARALLEL LINE WITH THE LINE BETWEEN SECTIONS 29 AND 30; THENCE CONTINUING NORTHEASTERLY ALONG THE ARC OF A CIRCLE, TANGENT TO THE LAST DESCRIBED COURSE, CONVEX TO THE NORTHWEST AND HAVING A RADIUS OF 2874.93 FEET, AND CONCENTRIC WITH THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT OF WAY, A DISTANCE OF 971.76 FEET, AS MEASURED ALONG SAID ARC, TO A POINT OF TANGENCY, SAID POINT OF TANGENCY BEING 40 FEET SOUTHEASTERLY OF A POINT OF TANGENCY ON THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT OF WAY; THENCE CONTINUING NORTHEASTERLY ALONG A LINE TANGENT TO THE LAST DESCRIBED CURVED LINE AND 10 FEET NORTHWESTERLY OF AND PARALLEL WITH THE CENTERLINE OF THE EXISTING TRACK, AND A WESTERLY EXTENSION THEREOF, OF SAID RAILROAD, A DISTANCE OF 4949.54 FEET TO A POINT IN A LINE DRAWN AT RIGHT ANGLES TO THE CENTERLINE OF SAID RAILROAD RIGHT OF WAY AT A POINT 732.56 FEET NORTHEASTERLY OF THE POINT OF INTERSECTION OF SAID CENTERLINE OF RIGHT OF WAY WITH THE CENTERLINE OF THE RAILROAD BRIDGE OVER BRANDON ROAD, SAID CENTERLINE OF BRIDGE BEING AT STATION 2087+62 IN SAID RAILROAD COMPANY'S STATIONING ON SAID RAILROAD TRACK, ACCORDING TO SAID RIGHT OF WAY AND TRACK MAP DATED DECEMBER 31, 1929; THENCE NORTHWESTERLY AT RIGHT ANGLES TO SAID CENTERLINE OF RIGHT OF WAY, A DISTANCE OF 21.16 FEET TO A POINT, SAID POINT BEING 18.84 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT OF WAY LINE OF SAID RAILROAD; THENCE WESTERLY, A DISTANCE OF 189.34 FEET TO A POINT IN THE NORTHWESTERLY RIGHT OF WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID CENTERLINE OF RIGHT OF WAY AT A POINT 544.16 FEET NORTHEASTERLY OF THE INTERSECTION OF SAID CENTERLINE OF RIGHT

OF WAY WITH SAID CENTERLINE OF RAILROAD BRIDGE OVER BRANDON ROAD; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE, A DISTANCE OF 4761.14 FEET TO A POINT OF CURVE ON SAID NORTHWESTERLY RIGHT OF WAY LINE; THENCE CONTINUING SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE, BEING THE ARC OF A CIRCLE, TANGENT TO THE LAST DESCRIBED COURSE, CONVEX TO THE NORTHWEST AND HAVING A RADIUS OF 2914.93 FEET, A DISTANCE OF 985.42 FEET, AS MEASURED ALONG SAID ARC, TO A POINT OF TANGENCY ON SAID NORTHWESTERLY LINE OF SAID RAILROAD RIGHT OF WAY; THENCE CONTINUING SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT OF WAY LINE, TANGENT TO THE LAST DESCRIBED CURVED LINE A DISTANCE OF 45.09 FEET TO THE POINT OF BEGINNING, (EXCEPTING THEREFROM THAT PART TAKEN FOR BRANDON ROAD); PARCEL 43: THAT PART OF THE SOUTH FRACTION OF THE NORTHEAST 1/4 OF SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTHEASTERLY OF THE DESPLAINES RIVER AND NORTHWESTERLY OF THE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAIL ROAD) (EXCEPTING THE EAST 904.86 FEET OF SAID NORTHEAST 1/4 AND EXCEPTING THE RIGHT OF WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD) MORE PARTICULARY DESCRIBED AS: COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 30; THENCE SOUTH 89 DEGREES 10 MINUTES 21 SECONDS WEST, 906 FEET (904.86 FEET= DEED) ALONG THE SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION 30 TO THE WEST LINE OF THE EAST 906 FEET (904.86 FEET = DEED) OF SAID NORTHEAST 1/4; THENCE NORTH 00 DEGREES 16 MINUTES 01 SECONDS WEST, 583.06 FEET ALONG THE WEST LINE OF SAID EAST 906 FEET (904.86 FEET = DEED) TO THE POINT OF BEGINNING, SAID POINT BEING THE NORTHWESTERLY LINE OF THE ORIGINAL 100 FOOT WIDE RIGHT OF WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY GULF MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTH 44 DEGREES 59 MINUTES 03 SECONDS WEST, 604.79 FEET ALONG THE SAID NORTHWESTERLY LINE TO THE MOST SOUTHEASTERLY RIGHT OF WAY LINE OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD); THENCE NORTH 35 DEGREES 48 MINUTES 46 SECONDS EAST, 729.35 FEET ALONG THE SAID MOST SOUTHEASTERLY RIGHT OF WAY LINE TO THE WEST LINE OF THE SAID EAST 906 FEET (904.86 FEET = DEED); THENCE SOUTH 00 DEGREES 16 MINUTES 01 SECONDS EAST, 163.69 FEET ALONG THE WEST LINE OF SAID EAST 906 FEET (904.86 FEET = DEED) TO THE POINT OF BEGINNING;

PARCEL 44:

        A TRACT OF LAND SITUATED IN THE FRACTIONAL SOUTHEAST 1/4 OF SECTION 20 AND IN THE SOUTHWEST 1/4 OF SECTION 21, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE EASTERLY LINE OF BRANDON ROAD AND THE NORTHWESTERLY LINE OF THE COMMONWEALTH EDISON COMPANY AS DESCRIBED IN DOCUMENT NO. 1012160, SAID POINT ALSO BEING ON THE NORTHWESTERLY RIGHT OF WAY LINE OF THE FORMER CHICAGO AND ALTON RAILROAD, SAID POINT BEING 50.00 FEET NORTH AS MEASURED AT RIGHT ANGLES TO THE MAIN TRACK CENTERLINE OF THE AFORESAID RAILROAD COMPANY AS NOW LOCATED AND CONSTRUCTED; THENCE NORTH 65 DEGREES 36 MINUTES 56 SECONDS EAST, ALONG THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT OF WAY 23.03 FEET TO THE POINT OF BEGINNING; THENCE NORTH 5 DEGREES 53 MINUTES 21 SECONDS EAST ALONG THE EASTERLY LINE OF ASSESSOR'S LOT 36 AND THE

NORTHERLY EXTENSION THEREOF, SAID LINE BEING CONTIGUOUS WITH THE WESTERLY LINE (AND THE NORTHERLY EXTENSION THEREOF) OF A PARCEL OF LAND DESCRIBED IN WARRANTY DEED FROM JOSEPH AND MARY ANN DAWES TO CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY FILED FOR RECORD IN VOLUME 235 OF DEEDS ON PAGE 79 IN AND FOR SAID COUNTY, A DISTANCE OF 154.01 FEET TO A POINT, SAID POINT BEING 40 FEET SOUTHERLY MEASURED AT RIGHT ANGLES FROM THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY'S MOST SOUTHERLY MAIN TRACK CENTERLINE AS NOW LOCATED AND CONSTRUCTED; THENCE NORTH 68 DEGREES 32 MINUTES 34 SECONDS EAST, PARALLEL WITH SAID MOST SOUTHERLY MAIN TRACK CENTERLINE, 2141.45 FEET TO A POINT OF NON-TANGENT CURVE, AFORESAID POINT BEING 40 FEET SOUTHERLY, AS MEASURED RADIALLY FROM SAID MOST SOUTHERLY MAIN TRACK CENTERLINE; THENCE NORTHEASTERLY ALONG A CURVE CONCAVE TO THE NORTH WITH A RADIUS OF 5783.57 FEET, AN ARC LENGTH OF 283.83 FEET TO A POINT, BEING 40 FEET SOUTHERLY, AS MEASURED RADIALLY FROM SAID MOST SOUTHERLY MAIN TRACK CENTERLINE, AFORESAID CURVE HAVING A CHORD BEARING OF NORTH 67 DEGREES 05 MINUTES 49 SECONDS EAST AND A CHORD DISTANCE OF 283.80 FEET; THENCE SOUTH 24 DEGREES 23 MINUTES 04 SECONDS EAST, 16.31 FEET TO THE NORTHWESTERLY RIGHT OF WAY LINE OF THE S.P.C.S.L. CORPORATION PER DOCUMENT NO. R89-59056 (FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG SAID AFORESAID NORTHWESTERLY RIGHT OF WAY LINE, 839.31 FEET TO A POINT ON THE WEST LINE OF THE EAST 400 FEET OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 21, SAID POINT ALSO BEING THE NORTHWESTERLY CORNER OF THE S.P.C.S.L. CORPORATION PARCEL AS DESCRIBED IN DOCUMENT R89-59056, SAID POINT ALSO DESCRIBED AS BEING AT RAILROAD MILE POST AH-39.43 PER DOCUMENT R89-59056; THENCE CONTINUING SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG THE NORTHWESTERLY RIGHT OF WAY LINE OF THE ILLINOIS CENTRAL RAILROAD PER DEED RECORD BOOK 560 PAGE 166 DATED FEBRUARY 28, 1921 (FORMERLY THE CHICAGO AND ALTON RAILROAD), 1172.52 FEET, TO A NORTHERLY CORNER OF THE COMMONWEALTH EDISON COMPANY AS DESCRIBED IN DOCUMENT 1012160; THENCE CONTINUING SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG THE NORTHWESTERLY LINE OF SAID THE COMMONWEALTH EDISON COMPANY PARCEL (FORMERLY THE CHICAGO AND ALTON RAILROAD), 488.17 FEET TO THE POINT OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS

EASEMENT PARCEL 45

        EASEMENT FOR THE BENEFIT OF PARCELS 1, 2, 4, 4, 6, 7, 10, 24, 32, 33, 34, 36, 37, 38, 41, 42, 43 AND 44 AS CREATED BY GRANT IN PURCHASERS INGRESS-EGRESS EASEMENT MADE BY COMMONWEALTH EDISON COMPANY TO MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY DATED DECEMBER 16, 1999 AND RECORDED DECEMBER 23, 1999 AS DOCUMENT R99-156787 FOR INGRESS AND EGRESS OVER THE FOLLOWING DESCRIBED PROPERTY: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTER LINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTION 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76

DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET TO THE PLACE OF BEGINNING; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST, 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 71 DEGREES 27 MINUTES 52 SECONDS WEST, 27.96 FEET; THENCE NORTH 84 DEGREES 08 MINUTES 05 SECONDS EAST, 35.86 FEET; THENCE NORTH 50 DEGREES 46 MINUTES 43 SECONDS EAST, 61.94 FEET; THENCE NORTH 31 DEGREES 50 MINUTES 31 SECONDS EAST, 32.18 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST, 45.18 FEET; THENCE SOUTH 47 DEGREES 27 MINUTES 37 SECONDS WEST, 91.25 FEET; THENCE SOUTH 35 DEGREES 39 MINUTES 48 SECONDS EAST, 35.11 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.

EASEMENT PARCEL 46:

        EASEMENT FOR THE BENEFIT OF PARCEL(S) 1, 2, 4, 6, 7, 10, 24, 32, 33, 34, 36, 37, 38, 41, 42, 43 AND 44 AS CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155836 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE JOLIET #9 GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY OVER AND UPON THE LAND DESCRIBED IN EXHIBIT IX OF THE AFORESAID DOCUMENT.

EXHIBIT B

PERMITTED ENCUMBRANCES

(See Attached)

NOTWITHSTANDING THE PROVISIONS OF THE CONDITIONS AND STIPULATIONS OF THIS POLICY, ALL ENDORSEMENTS, IF ANY, ATTACHED HERETO ARE VALID DESPITE THE LACK OF SIGNATURE BY EITHER THE PRESIDENT, A VICE PRESIDENT, THE SECRETARY, AN ASSISTANT SECRETARY, OR VALIDATING OFFICER OR AUTHORIZED SIGNATORY OF THE COMPANY.
THIS POLICY DOES NOT INSURE AGAINST LOSS OR DAMAGE SUSTAINED BY THE INSURED BY REASON OF THE FOLLOWING:
CM	1.
		NOTE: THIS IS A PRO FORMA POLICY FURNISHED TO OR ON BEHALF OF THE PARTY TO BE INSURED. IT DOES NOT REPRESENT THE PRESENT STATE OF TITLE AND IS NOT A COMMITMENT TO INSURE THE ESTATE OR INTEREST AS SHOWN HEREIN, NOR DOES IT EVIDENCE THE WILLINGNESS OF THE COMPANY TO PROVIDE ANY AFFIRMATIVE COVERAGE SHOWN HEREIN. ANY SUCH COMMITMENT MUST BE AN EXPRESS WRITTEN UNDERTAKING ON APPROPRIATE FORMS OF THE COMPANY.
C	2.	TAXES FOR THE YEARS 2003 AND 2004 NOT YET DUE OR PAYABLE.
D	3.
		MORTGAGE DATED JULY 1, 1923 MADE BY THE COMMONWEALTH EDISON COMPANY TO PREDECESSOR TRUSTEES OF HARRIS TRUST AND SAVINGS BANK AND D.G. DONOVAN, TRUSTEES AS DISCLOSED BY NUMEROUS SUPPLEMENTAL INDENTURES THERETO, THE MOST RECENT OF WHICH WAS RECORDED DECEMBER 9, 1994 AS DOCUMENT R94-110378. (AFFECTS EASEMENT PARCEL 45)
E	4.
		NOTWITHSTANDING THE INSURING PROVISIONS OR ANY OTHER PROVISION CONTAINED HEREIN, THE COMPANY DOES NOT INSURE AGAINST LOSS OR DAMAGE CAUSED BY A LACK OF A RIGHT OF ACCESS TO AND FROM THE FOLLOWING PARCELS LYING SOUTHEASTERLY OF THE DESPLAINES RIVER, UNLESS THERE ARE INSURABLE RIGHTS BY VIRTUE OF UNRECORDED EASEMENTS OR LICENSES FROM THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY) AND THE GULF, MOBILE AND OHIO RAILROAD:

		A. SOUTHEASTERLY PARCELS ALONG RIVER AND NORTH OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY): PARCELS 32, 33, 34, NORTHWESTERLY PART OF LOTS 4 AND 5.

		B. PARCELS SOUTHEASTERLY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY) AND NORTHWESTERLY OF GULF, MOBILE AND OHIO RAILROAD: PARCELS 6, 7, 1, SOUTHEASTERLY PART OF PARCELS 4 AND 5 AND PARCELS 10, 43 AND 42.
F	5.	RIGHTS OF WAY FOR RAILROAD SWITCH AND SPUR TRACKS AS DISCLOSED ON SURVEY DATED APRIL 2l, 2004 BY V3 CONSULTANTS NO. 98156SK
G	6.	RIGHTS OF WAY FOR DRAINAGE TILES, DITCHES, FEEDERS AND LATERALS, IF ANY. AS DEPICTED ON SURVEY DATED APRIL 21, 2004 BY V3 CONSULTANTS N0. 98156SIK
H	7.	RIGHTS OF THE PUBLIC, THE STATE OF ILLINOIS AND THE MUNICIPALITY IN AND TO THAT PART OF THE LAND, IF ANY, TAKEN OR USED FOR ROAD PURPOSES. TOGETHER WITH UTILITY RIGHTS THEREIN INCLUDING
		AFFECTS PARCELS 2B, 2C, 37, 38B AND 41 FALLING IN PATTERSON ROAD

I	8.
		RIGHTS OF THE UNITED STATES OF AMERICA, THE STATE OF ILLINOIS, THE MUNICIPALITY AND THE PUBLIC IN AND TO THAT PART OF THE LAND LYING WITHIN THE BED OF THE DES PLAINES RIVER; AND THE RIGHTS OF OTHER OWNERS OF LAND BORDERING ON THE RIVER IN RESPECT TO THE WATER OF SAID RIVER.
J	9.
		RIGHTS OF ADJOINING AND CONTIGUOUS OWNERS TO THE FREE AND UNOBSTRUCTED FLOW OF THE WATERS OF THE STREAMS, BROOKS OR CREEKS THROUGH THE LAND, AS DEPICTED ON SURVEY DATED APRIL 21, 2004 BY V3 CONSULTANTS NO. 98156SK EITHER IN ITS NATURAL BBD OR AS PREVIOUSLY RELOCATED.
K	10.
		EASEMENT IN FAVOR OF CHICAGO DISTRICT PIPELINE COMPANY, ITS SUCCESSORS AND ASSIGNS, GRANTING THE RIGHT TO CONSTRUCT, RECONSTRUCT, RENEW, OPERATE, MAINTAIN, INSPECT, ALTER, REPAIR AND REMOVE A PIPE LINE, OR PIPE LINES, FOR THE TRANSPORTATION OF GAS AND SUCH SERVICE PIPES, LATERALS, CONNECTIONS, VALVES, METERS, REGULATORS AND OTHER EQUIPMENT AND APPURTENANCES AS MAY BE NECESSARY RECORDED/FILED MARCH 27, 1933 AS DOCUMENT NOS. 463547. THIS EASEMENT IS EXCLUSIVE SUBJECT TO THE RIGHT OF THE GRANTOR SET FORTH IN THE FIRST PARAGRAPH 3 AND PARAGRAPH 10 THEREOF.
		(AFFECTS PART OF PARCELS 4A, 10, AND 24)
L	11.
		EASEMENT IN FAVOR OF CHICAGO DISTRICT PIPELINE COMPANY, ITS SUCCESSORS AND ASSIGNS, THE RIGHT TO CONSTRUCT, RECONSTRUCT, RENEW, OPERATE, MAINTAIN, INSPECT, ALTER, REPAIR AND REMOVE A PIPE LINE, OR PIPE LINES, FOR THE TRANSPORTATION OF GAS AND SUCH SERVICE PIPES, LATERALS, CONNECTIONS, VALVES, METERS, REGULATORS AND OTHER EQUIPMENT AND APPURTENANCES AS MAY BE NECESSARY RECORDED/FILED AUGUST 25, 1958 AS DOCUMENT NO. 855362. THIS EASEMENT IS EXCLUSIVE SUBJECT TO THE RIGHT OF GRANTOR SET FORTH IN THE FIRST PARAGRAPH 3 AND PARAGRAPH 10 THEREOF.
		(AFFECTS PART OF PARCELS 10, 36, 38A AND 38B)
M	12.
		GRANT IN THE DEED FROM JOSEPH PATTERSON AND WIFE TO TIMOTHY B. BLACKSTONE, DATED OCTOBER 28, 1875 AND RECORDED NOVEMBER 4, 1875 AS DOCUMENT 99683 OF THE RIGHT OF THE CHICAGO AND ALTON RAILROAD TO USE WATER FROM THE SPRING ON GRANTOR'S PROPERTY AND THAT SAID SPRING AND PASSAGE THERETO IS FOREVER TO REMAIN OPEN FOR THE USE OF SAID RAILROAD.
		(AFFECTS PARCELS 4 AND 5)
N	13.
		GRANT FROM BLOCKSON CHEMICAL COMPANY, AN ILLINOIS CORPORATION TO CHICAGO DISTRICT PIPELINE COMPANY, AN ILLINOIS CORPORATION, DATED MARCH 24, 1950, RECORDED MARCH 27, 1950, IN BOOK 1281, PAGE 353 AS DOCUMENT NO. 670863 OF THE RIGHT TO LAY, MAINTAIN, OPERATE, REPLACE AND REMOVE PIPELINE FOR THE TRANSPORTATION OF' GAS OVER, THROUGH, UNDER AND ALONG AND ACROSS PREMISES IN QUESTION.
		(AFFECTS PART OF PARCELS 10, 36, 38A AND 38B)

0	14.
		RESERVATIONS CONTAINED IN DEED DATED SEPTEMBER 6, 1873, RECORDED SEPTEMBER 8, 1873 AS DOCUMENT NO. 90079, IN BOOK 150, PAGE 332 AND DEED TO TIMOTHY B. BLACKSTONE, TRUSTEE, DATED OCTOBER 29, 1875 AND RECORDED NOVEMBER 4, 1875, IN BOOK 165, PAGE 259 AS DOCUMENT NO. 99687 OF ALL MINERALS, ETC., EXCEPT LIMESTONE, TOGETHER WITH THE PRIVILEGE OF MINING, QUARRYING AND REMOVING THE SAME, AND THE RESERVATION OF A RIGHT OF INGRESS AND EGRESS TO EXAMINE AND SURVEY FOR SAID MINERALS, AS WELL AS TO MINE AND QUARRY.
		(AFFECTS THAT PART OF PARCEL 42 FALLING IN THE SOUTH FRACTION OF THE NORTHEAST 1/4 OF SECTION 30 EXCEPT THE EAST 28 ACRES)
Q	15.
		AGREEMENT DATED APRIL 4, 1865, RECORDED APRIL 24, 1865 BOOK 90 PAGE 293, BETWEEN MCNAMEE AND JOSEPH PATTERSON, GRANTING SAID PATTERSON, HIS SUCCESSORS AND ASSIGNS, THE RIGHT TO TURN ONE CERTAIN SPRING BROOK NOW RUNNING ONTO AND OVER LOT 7 OF HARTMAN'S' SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, AWAY FROM ITS PRESENT NATURAL COURSE AS THEREIN SPECIFIED.
		(AFFECTS PARCEL 38A)
R	16.
		NON-EXCLUSIVE PERPETUAL EASEMENT RESERVED IN DEED DATED JANUARY 10, 1964 AND RECORDED JUNE 20, 1964 AS DOCUMENT NO. 1012160, FROM THE GULF, MOBILE AND OHIO RAILROAD COMPANY TO COMMONWEALTH EDISON COMPANY, FOR A COMMUNICATIONS AND SIGNAL POLE LINE AND APPURTENANCES, TOGETHER WITH ACCESS RIGHTS THERETO, SUBJECT TO THE CONDITIONS THEREIN CONTAINED.
		(AFFECTS PARCEL 42)
S	17.
		COVENANTS, RESTRICTIONS AND LIMITATIONS CONTAINED IN DEED RECORDED JUNE 20, 1964 AS DOCUMENT NO. 1012160 FROM THE GULF, MOBILE AND OHIO RAILROAD COMPANY TO COMMONWEALTH EDISON COMPANY, RELATING TO DRAINAGE, LOCATION OF STRUCTURES AND FACILITIES, MAINTENANCE OF GRANTOR'S RIGHT-OF-WAY AND RECONVEYANCE.
		(AFFECTS PARCEL 42)
T	18.	NON-EXCLUSIVE EASEMENT FOR DRAINAGE AND INGRESS AND EGRESS IN FAVOR OF OLIN CORPORATION RESERVED IN DEED RECORDED JULY 25, 1997 AS DOCUMENT NUMBER R97-062523.
		(AFFECTS PART OF PARCEL 43)
U	19.	RESERVATION OF A 20 FOOT WIDE NON-EXCLUSIVE SIGNAL FACILITIES EASEMENT AS SHOWN ON EXHIBIT B APPENDED TO DEED RECORDED DECEMBER 8, 1997 AS DOCUMENT NO. R97-108771.
		(AFFECTS PARCEL 44)
V	20.	RESERVATION OF A 10 FOOT WIDE NON-EXCLUSIVE ACCESS EASEMENT AS SHOWN ON EXHIBIT C APPENDED TO DEED RECORDED DECEMBER 8, 1997 AS DOCUMENT NO. R97-108771.
		(AFFECTS PARCEL 44)

W	21.
		NON-EXCLUSIVE EASEMENT GRANTED BY UNRECORDED CONFIRMATORY EASEMENT DATED JUNE 14, 1955 BY COMMONWEALTH EDISON COMPANY IN FAVOR OF NORTHERN ILLINOIS GAS COMPANY, AND ITS SUCCESSORS AND ASSIGNS FOR A GAS MAIN AND APPURTENANT FACILITIES EXISTING AS OF FEBRUARY 9, 1954.
		(AFFECTS PART OF PARCELS 4, 10, 24, 36, 38 AND 43)
X	22.	TERMS AND CONDITIONS OF UNRECORDED JOINT USE OF PROPERTY AGREEMENT DATED FEBRUARY 1, 1954 BY AND BETWEEN COMMONWEALTH EDISON COMPANY AND NORTHERN ILLINOIS GAS COMPANY.
Y	23.
		NON-EXCLUSIVE EASEMENT GRANTED BY UNRECORDED INDENTURE DATED JUNE 12, 1959 BY AND BETWEEN COMMONWEALTH EDISON COMPANY AND OLIN MATHIESON CHEMICAL CORPORATION FOR THE CONSTRUCTION, OPERATION MAINTENANCE, REPLACEMENT AND REMOVAL OF A RAILROAD SWITCH TRACK WITH NECESSARY APPURTENANCES THERETO.
		(AFFECTS PARCEL 38A)
AC	24.
		MAINTENANCE OBLIGATIONS RELATING TO AN OVERHEAD PEDESTRIAN WALKWAY BY THE COMMONWEALTH EDISON COMPANY OVER PROPERTY OWNED BY THE ILLINOIS CENTRAL GULF RAILROAD COMPANY AS DISCLOSED BY UNRECORDED EASEMENT DATED NOVEMBER 9, 1984 MADE BY AND BETWEEN ILLINOIS CENTRAL GULF RAILROAD COMPANY AND COMMONWEALTH EDISON COMPANY.
		(AFFECTS PARCEL 2B AND PARCEL 42)
		(AFFECTS THAT PART OF THE LAND AS CURRENTLY IMPROVED WITH A CROSSING OVER THE ROADWAY, AND AS DEPICTED ON THE SURVEY DATED MARCH 31, 2004 MADE BY V3 CONSULTANTS NO. 98156SK)
AD	25.
		NON-EXCLUSIVE EASEMENT GRANTED BY UNRECORDED EASEMENT AGREEMENT DATED FEBRUARY 14, 1933 BY PUBLIC SERVICE COMPANY OF ILLINOIS IN FAVOR OF NATURAL GAS PIPELINE COMPANY OF AMERICA, ITS SUCCESSORS AND ASSIGNS, GRANTING THE RIGHT TO CONSTRUCT, RECONSTRUCT, RENEW, OPERATE, MAINTAIN, INSPECT, ALTER, REPAIR AND REMOVE A PIPE LINE, OR PIPE LINES, FOR THE TRANSPORTATION OF GAS AND SUCH SERVICE PIPES, LATERALS, CONNECTIONS, VALVES, METERS, REGULATORS AND OTHER EQUIPMENT AND APPURTENANCES AS MAY BE NECESSARY IN, UPON, ALONG AND THROUGH GRANTOR'S LAND AS DESCRIBED THEREIN.
		(AFFECTS PARCELS 4A, 10, AND 24)
AE	26.
		MAINTENANCE OBLIGATIONS. RELATING TO A CONCRETE RETAINING WALL AND CATCH BASIN OF THE COMMONWEALTH EDISON COMPANY OVER PROPERTY OWNED BY THE ILLINOIS CENTRAL GULF RAILROAD COMPANY AS DISCLOSED BY UNRECORDED EASEMENT DATED AUGUST 22, 1998 MADE BY AND BETWEEN ILLINOIS CENTRAL GULF RAILROAD COMPANY AND COMMONWEALTH EDISON COMPANY.
		(AFFECTS PARCELS 24 AND 42)

AF	27.
		NON-EXCLUSIVE EASEMENT GRANTED BY COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION IN FAVOR OF NORTHERN ILLINOIS GAS COMPANY, AND ITS SUCCESSORS AND ASSIGNS, TO INSTALL, OPERATE AND MAINTAIN THE EQUIPMENT DESCRIBED THEREIN, TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT AS GRANTED BY IN THAT CERTAIN UNRECORDED GRANT DATED MARCH 3, 1997.
		(AFFECTS PARCELS 4 AND 10)
AG	28.
		EASEMENT GRANTED BY UNRECORDED INDENTURE DATED MARCH 20, 1950 BY THE PUBLIC SERVICE COMPANY OF ILLINOIS IN FAVOR OF BLOCKSON CHEMICAL CO., ITS SUCCESSORS AND ASSIGNS, FOR THE RIGHT TO LOCATE, INSTALL, CONSTRUCT, MAINTAIN, USE, REPLACE, ALTER AND CHANCE AN OVERHEAD CONVEYOR SYSTEM IN THE AIR SPACE ABOVE THAT PART OF THE PROPERTY OWNED BY THE GRANTOR AS DESCRIBED THEREIN.
		(AFFECTS PART OF PARCEL 10)
		(AFFECTS THAT PART OF THE LAND AS CURRENTLY IMPROVED WITH A CONVEYOR SYSTEM, AND AS DEPICTED ON THE SURVEY DATED APRIL 21, 2004 MADE BY V3 CONSULTANTS NO. 98156SK)
AH	29.
		EASEMENT GRANTED BY UNRECORDED EASEMENT AGREEMENT DATED JUNE 12, 1959 BY COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION IN FAVOR OF OLIN MATHIESON CHEMICAL CORPORATION, TO CONSTRUCT, OPERATE, MAINTAIN, REPLACE AND REMOVE A RAILROAD SWITCH TRACK IN AND ACROSS PROPERTY OF EDISON DESCRIBED THEREIN.
		(AFFECTS PART OF PARCEL 38A)
AI	30.
		TERMS AND CONDITIONS OF THE COAL CONVEYOR AND SUPPORTING BRIDGE LICENSE GRANTED TO THE COMMONWEALTH EDISON COMPANY BY AGREEMENT DATED DECEMBER 11, 1963 AND RECORDED JANUARY 30, 1964 AS DOCUMENT 1002129 BETWEEN THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY (LICENSOR) AND COMMONWEALTH EDISON COMPANY (LICENSEE).
		(AFFECTS PARCEL 5A)
		(AFFECTS THAT PART OF THE LAND AS CURRENTLY IMPROVED WITH A CONVEYOR SYSTEM, AND AS DEPICTED ON THE SURVEY DATED APRIL 21, 2004 MADE BY V3 CONSULTANTS NO. 981568SK)
AJ	31.
		NON-EXCLUSIVE EASEMENT IN FAVOR OF STATE OF ILLINOIS, AND ITS SUCCESSORS AND ASSIGNS, TO USE THE LAND DESCRIBED THEREIN FOR HIGHWAY PURPOSES AS GRANTED BY COMMONWEALTH EDISON COMPANY BY AGREEMENT DATED AUGUST 18, 1972 AND RECORDED/FILED AS DOCUMENT NO. R72-7526.
		(AFFECTS PART OF PARCEL 32)
AN	32.	THIS COMMITMENT AND ANY POLICY ISSUED PURSUANT THERETO SHOULD NOT BE CONTINUING AS INSURING

		(A) THAT ANY LAND CURRENTLY EXISTS ON PARCEL 33 WHERE SUB LOT I IN WILLIAM BARNES' SUBDIVISION NORTH OF RAILROAD RIGHT-OF-WAY FORMERLY EXISTED, AND THEREFORE THAT ANY RIPARIAN RIGHTS EXIST IN THAT PART OF THE BED OF THE DESPLAINES RIVER DEPICTED AS PARCEL 33 ON SURVEY PREPARED BY SDI CONSULTANTS, INC. LATEST REVISION 2/8/99 PROJECT NO. 98156;

		(B) THAT ALL OF LOT 36 IN ASSESSOR'S SUBDIVISION, NORTH OF THE RAILROAD RIGHT-OF-WAY, TO ITS TOTAL ORIGINAL WIDTH AT THAT POINT CURRENTLY EXISTS AND THEREFORE THAT ALL OF THE RIPARIAN RIGHTS EXIST IN THAT PART OF THE BED OF THE DESPLAINES RIVER DEPICTED AS PARCEL 32 ON SURVEY PREPARED BY SDI CONSULTANTS, INC. LATEST REVISION DATED 2/8/99 PROJECT NO. 98156.
AO	33.
		NON-EXCLUSIVE EASEMENT IN FAVOR OF COMMONWEALTH EDISON COMPANY, AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, GRANTED IN DISTRIBUTION FACILITIES EASEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT R99-155834 TO INSTALL, OPERATE AND MAINTAIN ALL DISTRIBUTION EQUIPMENT TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT.
		AFFECTS PARCELS 1 (B), 2(B), 4(A), 5(A), 5(B). 5(C), 6, 34, 37, AND 41
AQ	34.
		NON-EXCLUSIVE EASEMENT IN FAVOR OF COMMONWEALTH EDISON COMPANY AS GRANTED IN INGRESS-EGRESS AND UTILITY FACILITY EASEMENT FOR THE PURPOSE OF INGRESS AND EGRESS AND TO INSTALL, OPERATE AND MAINTAIN UTILITIES FACILITIES TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 27, 1999 AS DOCUMENT NO. R99-156787.
		(AFFECTS A PORTION OF PARCELS 2A, 2B, 24, 38A AND 38B)
AR	35.
		EASEMENT IN FAVOR OF THE COMMONWEALTH EDISON COMPANY, AND ITS RESPECTIVE SUCCESSORS AND ASSIGNS, GRANTED IN TRANSMISSION FACILITIES EASEMENT DATED DECEMBER 15, 1999 RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155833. THIS EASEMENT IS EXCLUSIVE EXCEPT FOR THE RESERVED RIGHTS OF THE GRANTOR SET FORTH IN PARAGRAPH 2 THEREOF.
		(AFFECTS PARCELS 1B, 2A, 2B, 2C, 4A, 5A, 5B, 5C, 10, 24, 34, 36, 38A, 38B)
AS	36.	NICOR U8 METERING STATION AS SHOWN AND LOCATED ON THE PLAT OF SURVEY PROJECT NO. 9915688 JOLIET GENERATING STATION NO. 9 PREPARED BY V3 CONSULTANTS DATED APRIL 21, 2004
		(AFFECTS PARCEL 10)
AU	37.
		EASEMENT IN FAVOR OF COMMONWEALTH EDISON COMPANY AS GRANTED IN AIR RIGHTS EASEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 221 1999 AS DOCUMENT R99-155835 FOR THE FLOW OF MICROWAVE AND OTHER ELECTRONIC AND COMMUNICATION SIGNALS AND TRANSMISSIONS ALONG THE CORRIDORS DESCRIBED THEREIN. THIS EASEMENT I8 EXCLUSIVE EXCEPT FOR THE RESERVED RIGHT OF GRANTOR SET FORTH IN PARAGRAPH 2 THEREOF.
		(AFFECTS PART OF PARCELS 1A, 7, 33, AND 34)

AV	38.
		ENCROACHMENT OF THE BUILDING/TANK LOCATED MAINLY ON THE PROPERTY SOUTHWESTERLY AND ADJOINING ONTO A PORTION OF PARCEL 2B, AS SHOWN ON PLAT OF SURVEY NUMBER 981568SK SHEET NO. 6 PREPARED BY V3 CONSULTANTS DATED APRIL 21, 2004.
		(AFFECTS PART OF PARCEL 2B)
AW	39.
		(A) TERMS AND CONDITIONS CONTAINED IN PURCHASER INGRESS-EGRESS EASEMENT MADE BY COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION AND MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY DATED DECEMBER 16, 1999 AND RECORDED DECEMBER 23, 1999 AS DOCUMENT R99-156787
		(AFFECTS EASEMENT PARCELS 45 AND 46)
AN	40.
		TERMS AND CONDITIONS OF EASEMENT AND EASEMENT CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155836 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE JOLIET. #9 GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY.
AY	41.
		NON-EXCLUSIVE EASEMENT CREATED BY PIPELINE EASEMENT AND MEMORANDUM OF AGREEMENT DATED SEPTEMBER 10, 1998 AND RECORDED AS DOCUMENT NUMBER R99-132473 MADE BY AND BETWEEN COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION AND LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP FOR THE PURPOSE OF CONSTRUCTING, OPERATING, MAINTAINING, INSPECTING, REPAIRING, REPLACING AND REMOVING ONE CRUDE PETROLEUM PIPELINE TOGETHER WITH ITS APPURTENANCES.
		(AFFECTS A PORTION OF PARCELS 2, 4 AND 10)
BC	42.
		NON-EXCLUSIVE EASEMENT CREATED BY SELLER INGRESS-EGRESS AND UTILITY FACILITIES EASEMENT AGREEMENT DATED DECEMBER 15, 1999, RECORDED DECEMBER 27, 1999, AS DOCUMENT NO. R99 156786, BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("GRANTOR") AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION ("GRANTEE") UPON, OVER, ACROSS AND ALONG THE EASEMENT AREA (MORE FULLY DESCRIBED THEREIN), FOR PURPOSES OF GAINING PEDESTRIAN AND VEHICULAR ACCESS, INGRESS AND EGRESS ON AND OVER THE EASEMENT AREA TO, FROM AND BETWEEN THE BENEFITED PARCEL (MORE FULLY DESCRIBED THEREIN), AND ANY AND ALL STREETS, ROADWAYS AND HIGHWAYS ADJACENT TO THE EASEMENT AREA, AS MORE FULLY DESCRIBED THEREIN AND AN EASEMENT IN, TO, UNDER AND THROUGH THE EASEMENT AREA (AS DESCRIBED THEREIN) FOR THE PURPOSE OF CONSTRUCTING, PLACING, INSTALLING, OPERATING AND USING CERTAIN UTILITY FACILITIES.
		(AFFECTS PARCELS 38(A), 2B AND 24)

BD	43.
		NON-EXCLUSIVE EASEMENT GRANTED BY RIGHT-OF-WAY AND EASEMENT AGREEMENT BETWEEN MIDWEST GENERATION, LLC AND NATURAL GAS PIPELINE COMPANY OF AMERICA TO INSTALL, OPERATE AND MAINTAIN A PIPELINE FOR THE TRANSPORTATION OF NATURAL GAS AND THE EQUIPMENT NECESSARY FOR SUCH PURPOSE TOGETHER WITH THE RIGHT OF ACCESS TO SAID EQUIPMENT, AND THE PROVISIONS RELATING THERETO CONTAINED IN THE DOCUMENT RECORDED AUGUST 30, 2002 AS DOCUMENT NO. R2002-142279.
		(AFFECTS PARCEL 10)
CN	44.	THE EASEMENTS DESCRIBED IN EXCEPTIONS K, L, N, R, T, U, V, AC, AD, AE, AF, AG, AH, AJ, AO, AQ, AR, AU, AW, AY, AND BC ALL ARE AS SHOWN ON THE SURVEY DATED MARCH 31, 2004 BY V3 CONSULTANTS.
CO	45.
		NON-EXCLUSIVE EASEMENT GRANTED BY SHARED FACILITIES AGREEMENT NO. 1 DATED AS OF AUGUST 17, 2000 BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND NESBITT ASSET RECOVERY, SERIES J-1, A DELAWARE TRUST, AS SUCCESSOR BY NAME CHANGE TO JOLIET TRUST I, A DELAWARE BUSINESS TRUST AND THE PROVISIONS RELATING THERETO CONTAINED IN THE DOCUMENT RECORDED AS DOCUMENT NO. .
CP	46.
		NON-EXCLUSIVE EASEMENT GRANTED BY SHARED FACILITIES AGREEMENT NO. 1 DATED AS OF AUGUST 17, 2000 BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND JOLIET TRUST II, A DELAWARE BUSINESS TRUST THE RIGHT TO USE CERTAIN PROPERTY AND EQUIPMENT LOCATED ON THE RETAINED FACILITIES SITE AND THE PROVISIONS RELATING THERETO CONTAINED IN THE DOCUMENT RECORDED AS DOCUMENT NO. .
		NOTE: NOT WITHSTANDING THE POLICY AMOUNT LISTED IN SCHEDULE A SUCH AMOUNT DOES NOT REFLECT A TO THE ACTUAL VALUE OF THE LAND AND IS BEING UTILIZED FOR PURPOSES OF TITLE INSURANCE ONLY.

EXHIBIT C

SHARED FACILITIES AGREEMENT

(See attached)

This Document was Prepared by and
When Recorded, Return to:

Christine M. DeMott, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606

SHARED FACILITIES AGREEMENT NO. 1

Dated as of August 17, 2000

among

MIDWEST GENERATION, LLC

and

JOLIET TRUST II

JOLIET STATION UNIT NOS. 7 & 8 AND RETAINED
FACILITIES LOCATED IN WILL COUNTY
ILLINOIS

Undivided Interest No. 2

i

SHARED FACILITIES AGREEMENT NO. 1
Joliet Trust II

        THIS SHARED FACILITIES AGREEMENT NO. 1, dated as of August 17, 2000 is between MIDWEST GENERATION, LLC, a Delaware limited liability company (herein, together with its successors and permitted assigns, called "Midwest"), having its office at One Financial Place, 440 South LaSalle Street, Suite 3500, Chicago, Illinois 60605, and JOLIET TRUST II, a Delaware business trust (herein, together with its successors and permitted assigns, called the "Owner Lessor"), having its office c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-001.

W I T N E S S E T H:

        WHEREAS, in accordance with the Participation Agreement (T2) dated as of August 17, 2000, among the Owner Lessor, Midwest, the Owner Trustee, the Owner Participant, Edison Mission Energy ("EME"), United States Trust Company of New York, as Pass Through Trustees and United States Trust Company of New York, as Lease Indenture Trustee (as amended, modified and supplemented and in effect from time to time the "Participation Agreement") and the other Operative Documents (as defined in the Participation Agreement), Midwest has agreed to sell the Undivided Interest to the Owner Lessor pursuant to the Facility Deed and Bill of Sale, and the Owner Lessor has agreed to lease the Undivided Interest to Midwest pursuant to the terms and conditions of the Facility Lease;

        WHEREAS, Midwest, pursuant to the Facility Site Lease and Easement Agreement dated as of August 17, 2000, has granted to the Owner Lessor, among other things, easement rights with respect to the Retained Facilities Site and the Purchased Facilities Site which will permit the Owner Lessor to operate and maintain the Purchased Facilities and to make use of certain equipment, property and utilities servicing such Purchased Facilities (including, without limitation, the Facility);

        WHEREAS, the Owner Lessor desires to obtain from Midwest the right to use certain property and equipment located on the Retained Facilities Site which are used in common with the other Retained Facilities and Purchased Facilities and certain services and supplies, in each case which are required or useful for the production of electricity and the sale or disposal of the by-products and other waste resulting from such production of electricity contemplated hereby (such property, equipment, services and supplies, as more fully described on Exhibit A hereto, the "Shared Facilities") and Midwest is willing to make available such property and equipment and to provide such services and supplies to the Owner Lessor on the terms and conditions provided herein; and

        WHEREAS, as a condition to the obligation of the Owner Lessor to purchase the Undivided Interest and to lease the Facility Site on the Closing Date as described above, the Owner Lessor desires to enter into this Agreement with Midwest to establish the rights of the Owner Lessor in respect of the Shared Facilities and other equipment, property, services and supplies relating to the operation and maintenance of the Retained Facilities and the Purchased Facilities and the other matters provided herein.

        NOW THEREFORE, in consideration of the payments hereunder, the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

        SECTION 1.1.    Definitions.    The following terms shall have the respective meanings set forth above or in this Section 1.1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Participation Agreement. The rules of usage set forth in the General Provisions of Appendix A to the Participation Agreement apply to this Agreement except as otherwise provided herein.

        "Consulting Engineer" shall mean an independent firm of professional engineers providing professional services in the fields which include engineering, design and construction management of electric generating facilities, mutually acceptable to the Owner Lessor and Midwest, acting reasonably, provided, that at any particular time there shall be no more than one Consulting Engineer.

        "Contract Year" shall mean the 12-month period commencing at 12:01 a.m. on January 1 of each year and ending at 12:01 a.m. on the following January 1, except that the first Contract Year shall begin on the Lease Termination Date and shall end at 12:01 a.m. on the following January 1.

        "Event of Force Majeure" means any event which is not within the reasonable control of Midwest or the Owner Lessor and which directly or indirectly makes continued operation of the Retained Facilities or the Purchased Facilities or production of electricity thereat impracticable including, without limitation, the following, to the extent they meet the foregoing conditions: any type of labor dispute or industrial action of any kind (including, without limitation, a strike, interruption, slowdown and other similar action on the part of organized labor), any lockout, act of public enemy, war (declared or undeclared), civil war, sabotage, blockade, revolution, riot, insurrection, civil disturbance, terrorism, epidemic, cyclone, tidal wave, landslide, lightning, earthquake, flood, storm, fire, adverse weather conditions, explosion, breakage or accident to machinery or equipment or pipe or transmission line or other facility, embargo, and any inability to obtain or delay in obtaining permits, approvals, equipment, materials or transport.

        "Expiration Date" shall have the meaning set forth in Section 3.1 of this Agreement.

        "Facility" shall mean the Joliet Unit Nos. 7 & 8 Stations, each being a 522 Megawatt Coal Fired Electric Generating Plant located in Will County, Illinois.

        "Lease Termination Date" shall mean the earlier of (a) the date of expiration or earlier termination of the Facility Lease (other than in connection with an Event of Loss thereunder) in circumstances where Midwest, EME, or any of their respective Affiliates or designees have not acquired the Undivided Interest and (b) the date on which the Owner Lessor exercises remedies under Section 17.1(b), (c) or, (d) of the Facility Lease.

        "Maximum Operating Capacity" shall mean, with respect to any of the Purchased Facilities or the Retained Facilities, as the case may be, the maximum net amount of electricity that can be generated by such Purchased Facilities or Retained Facilities in commercial operation for sustained periods. Unless otherwise specified, references to "Maximum Operating Capacity" shall refer to Maximum Operating Capacity of the Facility.

        "Other Facility Operative Documents" shall mean documents executed in connection with the Other Joliet Lease Transaction.

        "Owner Lessor's Share" shall mean, as of any date, the Owner Lessor's Percentage of the Undivided Interest as of such date.

        "Parts" shall mean all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature which may from time to time be incorporated or installed in or attached to the Shared Facilities.

        "Permitted Retained Facilities Transferee" shall mean any Person that (1) at the time of the relevant transfer referred to in Section 5.5, is not the subject of any bankruptcy, insolvency or similar proceeding, and (2) unless waived by the Owner Lessor at the time of such transfer, has (or its beneficial owner or the guarantor of either of the foregoing) a net worth of at least Seventy-Five Million and 00/100 Dollars ($75,000,000).

        "Power Station Site" shall mean the Retained Facilities Site and the Purchased Facilities Site, as more fully described on Exhibit B hereto.

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        "Purchased Facilities" shall mean the Facility, and all other electric generating or related facilities located on the Purchased Facilities Site and sold to the Owner Lessor in connection therewith.

        "Purchased Facilities Site" shall mean the land on which the Purchased Facilities are located and leased to the Owner Lessor pursuant to the Facility Site Lease, as more fully described on Exhibit C hereto.

        "Retained Facilities" shall mean the electric generation facilities and related assets owned by Midwest and not sold to the Owner Lessor, including, without limitation, the Shared Facilities which are located on the Retained Facilities Site.

        "Retained Facilities Site" shall mean all the land comprising the Power Station Site, excluding the Purchased Facilities Site.

        "Shared Facilities" shall have the meaning set forth in the Recitals hereto.

        "Transaction Party" shall mean any Person party to an Operative Document in connection with the Overall Transaction.

        SECTION 1.2    Use of Definitions.    All terms defined in this Agreement shall have the defined meanings when used in any certificate, report or other document made or delivered pursuant to this Agreement.

ARTICLE II

EFFECTIVE DATE OF AGREEMENT

        SECTION 2.1    Effective Date of Agreement.    This Agreement shall be effective on and as of the date hereof; provided, however, that no party shall have any obligation hereunder until the Lease Termination Date; provided, further, however, that this Agreement shall not in any way affect the respective rights and obligations of Midwest or the Owner Lessor under the terms of any Operative Document or any Other Facility Operative Document which may then still be in effect. Nothing herein contained shall be construed as requiring Midwest to take, or cause the taking of, any action in violation of or to prevent Midwest from exercising, or causing the exercise of, any of Midwest's rights under, the Facility Lease or any Other Facility Lease or that would, without the written consent of the affected the Owner Lessor or Other Owner Lessor impair the rights of, or have any other adverse consequences to, such Person, its related Owner Participant or Other Owner Participant, as the case may be, or any Party related thereto under the relevant Facility Lease or Other Facility Lease. Prior to the Lease Termination Date, the duties, responsibilities and rights of Midwest in respect of the Undivided Interest and the Facility shall be governed exclusively by the terms of the Facility Lease.

ARTICLE III

SHARED FACILITIES

        SECTION 3.1    Use of Shared Facilities.    Midwest hereby agrees to operate (or cause the operation in accordance with Section 3.2 hereof) the Shared Facilities for its own benefit and for the benefit of the Owner Lessor to the extent necessary or useful in connection with the use and enjoyment of the Undivided Interest and the Purchased Facilities (to the extent represented by the Undivided Interest) commencing on the Lease Termination Date and continuing until either of the Retained Facilities or the Purchased Facilities, as the case may be, shall permanently cease to operate (the "Expiration Date"). If either party elects to permanently cease operations of its facilities it shall give the other party at least sixty (60) days' prior written notice of such cessation.

        SECTION 3.2    Operation and Maintenance of Shared Facilities.    At all times during the term of this Agreement, Midwest shall, or shall cause a Person which is at all times qualified and licensed or otherwise authorized under any Requirement of Law to operate the Shared Facilities (such Person,

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"Midwest's Contractor"), to use, operate, maintain, inspect, service and repair, rebuild and overhaul the Shared Facilities and each Part thereof, or cause the same to be operated, maintained, inspected, serviced, repaired, and overhauled

          (a)   in good operating order, repair and condition, reasonable wear and tear excepted, consistent with Prudent Industry Practice and in accordance with any Requirement of Law; and

          (b)   in accordance with sound United States industry and electricity generating practices and in such a manner as not intentionally to cause a material decrease or diminution of the value, utility or remaining useful life of any of the Purchased Facilities or the Shared Facilities, reasonable wear and tear excepted;

provided, however, that, Midwest shall not be obligated to comply with any Requirement of Law in respect of the matters hereinabove referred to so long as such failure of compliance shall not involve

          (a)   (i) a material risk of the foreclosure, sale, forfeiture or loss of any of the Undivided Interest, the Purchased Facilities, the Retained Facilities, the Power Station Site, or any material Part of any of the foregoing, (ii) a material adverse effect on the use, operation or maintenance of the Retained Facilities or the Purchased Facilities or (iii) a material decrease or diminution of the value, utility or remaining useful life of any of the Retained Facilities or the Purchased Facilities,

          (b)   a material risk of subjecting the Owner Lessor or any Permitted User (as defined in Section 3.4 hereof) (other than Midwest or Midwest' Contractor) to (A) becoming subject to regulation as a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" required to register under PUHCA or (B) becoming subject to public utility regulation under the laws of the State of Illinois or (ii) the failure of the Owner Lessor or any Permitted User to (A) be an "exempt wholesale generator" under PUHCA, (B) be interconnected with the high voltage network or to have access to transmission services and ancillary services to sell wholesale electric power or (C) have the authority to sell wholesale electric power at market-based rates and, in the case of clause (i) or (ii), such circumstance could reasonably be expected to result in a Material Adverse Effect on the Owner Lessor or any Permitted User.

          (c)   a risk of (or, if the application or validity of such Requirement of Law is being contested diligently and in good faith by appropriate proceedings, a material risk of) criminal liability or civil liability being incurred by any Transaction Party (other than Midwest or Midwest' Contractor) and, solely in the case of such civil liability, either (i) Midwest has not agreed, in a written instrument in form and substance reasonably satisfactory to such Transaction Party, to indemnify such Transaction Party against the payment thereof or (ii) the event or events in question are recurring and are of such a nature so as to subject the Owner Lessor or any of its Affiliates to material adverse publicity or other consequences for which compensation in the form of reimbursement of monetary damages is, in the good faith judgment of such Person, not sufficient, and (x) Midwest has failed to cure such event or events during the six-month period commencing on the date on which the Owner Lessor delivered notice to Midwest concerning such event or (y) at any time during the cure period referred to in the preceding subclause (x), Midwest fails to pursue diligently the cure of such event.

        At all times during the term of this Agreement, Midwest shall retain, or cause to be retained, copies of all records and reports required to be maintained under Requirements of Law in respect of the Shared Facilities (including all Governmental Approvals, and all filings necessary to comply with any Environmental Law) for the period mandated thereby and, in respect of such period as shall be consistent with Prudent Industry Practice, all maintenance records in respect of the Retained Facilities.

        If any Parts which were originally incorporated or installed in or attached to the Shared Facilities on and as of the Closing Date ("Original Parts"), or any Parts incorporated or installed in or attached to the Shared Facilities in replacement of or substitution for Original Parts, shall become worn out,

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lost, stolen, destroyed, seized, confiscated, damaged beyond repair or otherwise permanently rendered unfit for use, Midwest shall as promptly as practicable replace such Original Parts or Parts with, or cause the same to be replaced by, replacement Parts which are either new (or reconditioned as new) or which have a value, utility and useful life that are consistent with Prudent Industry Practice and which are, in either such case, free and clear of all Liens other than Permitted Liens and in as good an operating condition as the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof; provided, however, that, if Midwest determines that Parts are required in connection with the operation, maintenance or use of the Shared Facilities in compliance with the terms hereof, pending completion of permanent repairs or installation of permanent replacement Parts, Midwest may install temporary replacement Parts meeting the requirements for replacement Parts set forth in this Section 3.2 or shall cause such temporary replacement Parts to meet such requirements as soon as reasonably possible (and in any event by the date that is no later than 360 days after the requirement to replace such Part arises or, if sooner, the date of expiration of this Agreement). Midwest will, at all times during the term of this Agreement, maintain (or cause to be maintained) a sufficient inventory of spare parts in accordance with Prudent Industry Practice and, to the extent not inconsistent with Prudent Industry Practice, Midwest's or Midwest's Contractor's treatment of facilities similar to the Shared Facilities.

        SECTION 3.3    Insurance.

          (a)    General Coverage.    At all times during the term of this Agreement, Midwest will cause to be carried and maintained on or with respect to the Shared Facilities, with insurers of recognized responsibility selected by Midwest, (x) insurance against damage to or destruction of the Shared Facilities (including, but not limited to, boiler and machinery breakdown insurance), (y) liability insurance with respect to third party personal injury and property damage, and (z) business and service interruption insurance.

          (b)    Application of Proceeds.    All proceeds of any insurance against damage or destruction to the Shared Facilities or boiler and machinery breakdown insurance relating to an Event of Loss involving the Shared Facilities received at any time by Midwest, shall be retained by or paid to Midwest, and Midwest shall apply such proceeds first, in payment for the repair or restoration of the Shared Facilities, to the extent necessary so that the condition of the Shared Facilities after such repair or replacement shall be at least the condition thereof before the occurrence of such Event of Loss (on the assumption that the Shared Facilities were, immediately prior to the occurrence of such Event of Loss, being maintained in accordance with the terms of this Agreement), if such repair or restoration has not already been paid for by Midwest; provided, however, that such application of such proceeds shall be required only to the extent that services affected by such Event of Loss are not available from third parties at rates comparable to the rates payable to Midwest for such services hereunder; and second, to reimburse Midwest for any such payment or service made by Midwest in connection with such repair or restoration, and any balance remaining shall be retained by or paid to Midwest for its own account.

        SECTION 3.4    Non-Exclusive Right to Use; Control of Shared Facilities.    Notwithstanding anything herein contained to the contrary, it is expressly understood and agreed that the Shared Facilities shall be made available for the use and benefit of the Purchased Facilities and the Retained Facilities on a nondiscriminatory basis, but that dominion and control over the Shared Facilities shall remain with Midwest, EME, any Affiliate thereof or any Midwest Contractor (a "Permitted User") and all rights of the Owner Lessor hereunder shall be subject to all reasonable operational, environmental and safety rules and procedures required by Midwest, EME and such Permitted User. Notwithstanding any provision herein to the contrary, if the Shared Facilities are, at any time, insufficient to allow the Purchased Facilities and the Retained Facilities to operate at their respective Maximum Operating Capacities because of the construction of an additional electricity generating facility or facilities located at the Power Station Site (each, an "Additional Facility"), the Purchased Facilities and the Retained

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Facilities shall have priority use of the Shared Facilities in such amounts and for such time as required to allow the Purchased Facilities and the Retained Facilities to operate at their respective Maximum Operating Capacities.

ARTICLE IV

PAYMENT

        SECTION 4.1    Payment.    In consideration of the agreement of Midwest to operate the Shared Facilities and the other services to be provided by Midwest hereunder (except as otherwise provided on Exhibit A attached hereto), the Owner Lessor shall pay to Midwest on the January 2 or July 2 which first succeeds the Lease Termination Date, and on each January 2 and July 2 thereafter to and including the Expiration Date (and on the Expiration Date, if such date is not a January 2 or July 2), an amount to be mutually agreed from time to time between the parties, or, if at any time the parties cannot reach such mutual agreement, the Shared Facilities Fair Market Rental Value or the Shared Facilities Fair Market Sales Value, as the case may be. As used herein, the term "Shared Facilities Fair Market Rental Value" shall mean, for any period, the amount which would be determined in an arms-length negotiation between an informed and willing owner of property equivalent to the Shared Facilities (under no compulsion to grant a right of use in such property) and an informed and willing prospective user of such property (under no compulsion to use such property) for the non-exclusive use of such property on the terms set out herein for a period of six (6) months, as established as promptly as practicable after the Lease Termination Date, but in no event more than ninety (90) days after such date, by the Consulting Engineer. As used herein, the term "Shared Facilities Fair Market Sales Value" shall mean, for any property, the amount which would be determined in an arms-length negotiation between an informed and willing owner of property equivalent to the Shared Facilities (under no compulsion to sell such property) and an informed and willing prospective purchaser of such property (under no compulsion to purchase such property) for the purchase of such property on the terms set out herein as established by the Consulting Engineer as promptly as practicable, but in no event more than sixty (60) days after written request for such determination. The determination by the Consulting Engineer of the Shared Facilities Fair Market Rental Values or the Shared Facilities Fair Market Sales Values, as the case may be, will be binding on Midwest and each of the Owner Lessor and the Other Owner Lessor. Any payments hereunder shall be in U.S. Dollars.

        SECTION 4.2    Payment Default.    The failure of the Owner Lessor to make any payment required to be made under Section 4.1 within 30 days after receipt of written notice of such nonpayment shall constitute a default hereunder. If any such default occurs and is continuing, Midwest may terminate this Agreement by giving written notice to the Owner Lessor, the Owner Participant and, if the Lien of the Lease Indenture shall not have been discharged, the Lease Indenture Trustee of such default and the intention to terminate, which termination shall be effective on a date specified in such notice that is no earlier than 30 days following the date of such notice unless such default shall have been cured prior to such specified date.

        SECTION 4.3    Right of Set-Off.    On each Payment Date, all amounts required to be paid by the Owner Lessor to Midwest hereunder may be set off against any amount required to be paid by Midwest to the Owner Lessor pursuant to that certain Shared Facilities Agreement No. 2 Joliet Trust II dated as of August 17, 2000 between the Owner Lessor and Midwest in respect of services to be provided by the owner of the Purchased Facilities to the owner of the Retained Facilities. The Owner Lessor shall pay any balance due to Midwest on each such Payment Date.

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ARTICLE V

MISCELLANEOUS

        SECTION 5.1    Notices.    Any notice, request, demand or other communication provided for in this Agreement shall be in writing in English and shall be given and be deemed to have been duly given and received in the manner and at the time or times provided for in Section 18.5 of the Participation Agreement.

        SECTION 5.2    Force Majeure.    No party hereto shall be considered to be in default in the performance of any of the obligations hereunder, other than obligations of the parties hereto to pay amounts due hereunder, if failure of performance shall be due to an Event of Force Majeure. Any party hereto rendered unable to fulfill any obligation by reason of an Event of Force Majeure shall give prompt notice of the same detailing such Event of Force Majeure and thereafter exercise due diligence to remove such inability with all reasonable dispatch. Payment obligations of the Owner Lessor hereunder may be suspended to the extent and for so long as Midwest's performance hereunder is suspended due to an Event of Force Majeure, except with regard to payment for services actually rendered and for Shared Facilities made available prior to or during the occurrence of such Event of Force Majeure.

        SECTION 5.3    Late Payments.    In the event any payment required to be made hereunder is not submitted within the time period herein specified, the party failing to make such payment shall pay, in addition to the amount of the required payment, interest at a rate per annum equal to the Overdue Rate, from the date when such payment was due to the date of payment.

        SECTION 5.4    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        SECTION 5.5    Transfers and Assignments.    The Owner Lessor may not transfer or assign its rights under this Agreement to any Person, without (i) the consent of Midwest, which consent shall not be unreasonably withheld or delayed and (ii) the assumption by the transferee of the obligations of the Owner Lessor in a manner reasonably satisfactory to Midwest. Midwest may transfer or assign its rights under this Agreement to any Person without the consent or approval of the Owner Lessor, but may not transfer or assign its obligations hereunder without the consent of the Owner Lessor. Midwest shall not (nor shall it permit any other Person to), without the prior written consent of the Owner Lessor, sell, assign, lease or otherwise transfer the Shared Facilities to any Person that is not a Permitted Retained Facilities Transferee except for sales of assets no longer used or useful hereunder. Midwest shall cause each Person to whom Midwest shall sell, assign, lease or otherwise transfer the Shared Facilities (other than in connection with any sale of assets no longer used or useful hereunder) to enter into an agreement assuming the obligations of Midwest hereunder in form and substance satisfactory to the Owner Lessor (accompanied by such opinions of counsel, certificates and other documents as the Owner Lessor shall reasonably request). Upon the execution and delivery of such Agreement by the transferee, assignee or tenant to the Owner Lessor, this Agreement shall terminate and Midwest shall be fully released from all obligations and liabilities hereunder and the Owner Lessor shall look solely to such transferee, assignee or tenant for performance of all the terms, covenants and conditions set forth in such new agreement.

        SECTION 5.6    Conflict with Operative Documents.    From and after the date hereof, should any provision of this Agreement be inconsistent or in conflict with the provisions of any Operative Document or Other Facility Operative Documents, the provisions of such Operative Document or Other Facility Operative Documents, as the case may be, shall be controlling. Notwithstanding the foregoing, from and after the date hereof, should any provision of this Agreement be inconsistent or in conflict with the provisions of the Operation Agreement, the provisions of this Agreement shall be controlling.

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        SECTION 5.7    Multiple Shared Facilities Agreements: No Preferential Treatment.    From and after the date hereof, should multiple common facilities and facility support agreements be in effect at any time, all such agreements shall be exercised in the same manner. From and after the Lease Termination Date, Midwest agrees that the Shared Facilities shall be made available to the Owner Lessor in a manner that to the extent practicable does not prefer the Purchased Facilities over the Retained Facilities or the Retained Facilities over the Purchased Facilities, except as provided in Section 3.4.

        SECTION 5.8    Binding Obligations.    All of the respective covenants, undertakings and obligations of each party hereto set forth in this Agreement shall bind and shall be and become the covenants and obligations of such party and, to the extent permitted by law and the existing contracts of such party, shall apply to and bind:

          (a)   All mortgagees, trustees and secured parties under all present and future mortgages, indentures and deeds of trust, security agreements and other financing arrangements which are or may become a Lien upon the Retained Facilities or the Purchased Facilities;

          (b)   All receivers, assignees for the benefit of creditors, bankruptcy trustees and referees of, or having control or jurisdiction over, such party;

          (c)   All other Persons claiming by, through or under any of the foregoing; and

          (d)   Any successors or permitted assigns of any of those mentioned above in this Section 5.8.

        SECTION 5.9    Term.    The term of this Agreement shall commence on the Closing Date and shall expire on the earliest of (a) the Expiration Date specified in Section 3.1; or (b) at such other time as may mutually be agreed upon by each of the parties hereto; provided, however, that, in no event shall such term expire prior to release of the Lien of the Lease Indenture Trustee without the consent of the Lease Indenture Trustee. Upon the expiration of the term of this Agreement, all rights with respect to the Shared Facilities granted and conveyed herein shall wholly terminate and expire.

        SECTION 5.10    Further Assurances.    Each party hereby agrees (at the cost and expense of Midwest), at the expiration of the term of this Agreement, to execute and deliver such release or other document as any other party may reasonably request for the purpose of further evidencing the expiration and termination of any and all rights with respect to the Shared Facilities hereunder which shall then have expired or been terminated pursuant to the provisions hereof. Each release or other document so to be executed and delivered shall be in recordable form if any party so requests. In addition, each party hereto shall (at the cost and expense of Midwest) promptly and duly execute and deliver to the other parties such documents and take such further action as the other parties may reasonably request to carry out more effectively the intent and purpose of this Agreement and to maintain the prior security interest of the Lease Indenture Trustee in this Agreement and the rights in the Shared Facilities granted and conveyed hereunder.

        SECTION 5.11    Termination.    Except as provided in Section 5.9, this Agreement shall not terminate, nor shall any of the rights in the Shared Facilities granted and conveyed hereunder be extinguished, lost, conveyed or otherwise impaired, in whole or in part, by any cause or for any reason whatsoever, including, without limitation, the following: (a) the occurrence or existence of any Lease Event of Default, (b) any damage to or destruction of all or any part of the Retained Facilities or the Purchased Facilities, or the taking of the Retained Facilities or the Purchased Facilities or any portion thereof by expropriation or otherwise, (c) any prohibition, limitation or restriction of any party's use of all or any part of its property or the interference of such use by any Person, or any eviction by any person holding superior title or otherwise, (d) the termination or loss of the interest of the Owner Lessor or Lessee under the Facility Lease, (e) the assumption by Midwest of the obligations of the Owner Lessor under the Notes, the Lease Indenture or any other Operative Document, (f) the coincident ownership by any person (including Midwest) of any estate or interest in the Shared Facilities and other rights granted and conveyed pursuant to this Agreement with any estate or interest

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in the Power Station Site or any part any Part thereof, (g) any inadequacy, incorrectness or failure of the description of the Power Station Site, the Purchased Facilities Site, or any property or rights intended to be granted or conveyed by this Agreement, (h) any default in the performance or the observance by any party hereto of any of their respective covenants and agreements to be performed and observed by it under any of the Operative Documents, (i) the insolvency, bankruptcy, reorganization or similar proceedings by or against any party hereto, (j) any non-use or excessive use of the Shared Facilities, or (k) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.

        SECTION 5.12    Condemnation of Shared Facilities.    In the event all or any part of the Shared Facilities shall be taken by appropriation for public or quasi-public use under the right of eminent domain or otherwise, the award made by the condemning authority shall be distributed to Midwest. Midwest shall apply all proceeds of the condemnation award received by if in respect of the Shared Facilities toward the costs of repairing or replacing the Shared Facilities or the part thereof which has been damaged; and any such proceeds not required for such purpose shall be distributed to the Owner Lessor to the extent of the value of its interest in the Shared Facilities granted and conveyed hereunder.

        SECTION 5.13    Amendments; Severability.

          (a)    Amendments.    This Agreement may not be amended, modified or otherwise altered in any manner except (i) in writing signed by each of the parties hereto and (ii) following written notice to the Other Owner Lessor providing such Person with the opportunity to amend, modify or otherwise alter in the same manner any Shared Facilities Agreement then in effect between that Person and Midwest.

          (b)    Severability.    In the event that any provision in this Agreement is declared illegal or no longer in force by reason of any judgment or order issued by a court or regulatory body of competent jurisdiction, all remaining provisions of this Agreement not affected by such judgment or order shall continue in full force and effect. In addition, the failure of any party hereto to perform any of its respective obligations hereunder shall not relieve such party from performing any other such obligation, and each party may enforce the several obligations hereunder as if they were separate and independent obligations the responsible party.

        SECTION 5.14    Indemnification.    Midwest shall indemnify, protect, save and hold harmless each of the Owner Lessor, the Owner Lessor's Affiliates and their respective directors, officers, employees, servants and agents from and against any and all Claims imposed on, incurred by or asserted against such Person arising from Midwest's violation of the terms of this Agreement.

        SECTION 5.15    Counterparts.    This Agreement may be executed in any number of counterparts. All such counterparts shall be deemed originals and shall constitute but one and the same instrument.

        SECTION 5.16    Governing Law.    This Agreement was negotiated in the State of New York which the Owner Lessor and Midwest agree has a substantial relationship to the parties and to the underlying transaction embodied hereby, and, in accordance with § 5-1401 of the New York General Obligations Law, in all respects, including matters of construction, validity and performance, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such State and any applicable law of the United States of America, except that the provisions for the creation and enforcement of the interests created hereby shall be governed by and construed according to the law of the state in which the Power Station Site is located, it being understood that, to the fullest extent permitted by the law of the state in which the Power Station Site is located, the law of the State of New York shall govern the validity and the enforceability of the representations, warranties, covenants and obligations of the Owner Lessor and Midwest under this Agreement and all other Operative Documents (excluding the Trust Agreement (T2), which shall

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be governed by and construed as set forth therein) and all of the indebtedness arising hereunder or thereunder. To the fullest extent permitted by law, the Owner Lessor and Midwest hereby unconditionally and irrevocably waive any claim to assert that the law of any other jurisdiction governs this Agreement, except as expressly otherwise provided above.

        SECTION 5.17    Consent to Jurisdiction; Waiver of Trial by Jury, Process Agent.

        (a)   Each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns; (ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court; and (iii) to the extent permitted by Requirement of Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.

        (b)   TO THE EXTENT PERMITTED BY REQUIREMENT OF LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES THE RIGHT TO DEMAND A TRIAL BY JURY, IN ANY SUCH SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE OTHER OPERATIVE DOCUMENTS, OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY BROUGHT BY ANY OF THE PARTIES HERETO OR THEIR SUCCESSORS OR ASSIGNS.

        (c)   By the execution and delivery of this Agreement, Midwest and EME designate, appoint and empower CT Corporation System as their authorized agent to receive for and on their behalf service of any summons, complaint or other legal process in any such action, suit or proceeding in the State of New York for so long as any obligation of Midwest and EME shall remain outstanding hereunder or under any of the other Operative Documents. Midwest and EME shall grant an irrevocable power of attorney to CT Corporation System in respect of such appointment and shall maintain such power of attorney in full force and effect for so long as any obligation of Midwest and EME shall remain outstanding hereunder or under any of the Operative Documents.

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        IN WITNESS WHEREOF, the parties hereto have executed this Shared Facilities Agreement No. 1 as of the day and year first above written.

MIDWEST GENERATION, LLC, a Delaware limited liability company
By:	Name: Title: Date:
JOLIET TRUST II, a Delaware business trust
By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement (T2)
	By:	Name: Title: Date:

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STATE OF                        , COUNTY OF                        , ss:

Before me, the undersigned, a Notary Public in and for said County and State, this            day of                        , 2004, personally appeared                        , of Midwest Generation, LLC, and acknowledged the execution of the foregoing Shared Facilities Agreement No. 1.

                                                                         , Notary Public

My Commission expires

STATE OF                        , COUNTY OF                        , ss:

Before me, the undersigned, a Notary Public in and for said County and State, this            day of                        , 2004, personally appeared                        ,                         of Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement for Joliet Trust II, and acknowledged the execution of the foregoing Shared Facilities Agreement No. 1.

                                                                         , Notary Public

My Commission expires

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EXHIBIT A

Shared Facilities

        Located on Retained Facilities Site and Required for Purchased Facilities Site

        (i)    Coal destined for the Purchased Facilities Site is delivered to the Retained Facilities Site by train. The train is unloaded at the Retained Facilities Site. As applicable, all steps and procedures necessary to process the coal to be delivered to the Purchased Facilities Site, including, as appropriate, weighing and monitoring the coal and periodic calibration of the coal scales, are then taken. Midwest will handle all coal it receives in a substantially similar manner, whether designated for the Retained Facilities Site or delivered to the Purchased Facilities Site. Midwest will provide to the Owner Lessor, as reasonably requested by the Owner Lessor, all coal records and data relating to the handling of the coal being delivered to the Purchased Facilities Site, including weighing and monitoring of the coal and periodic calibration of the coal scales. The coal is then placed on a conveyor which conveyor goes over the bridge crossing the Des Plaines River (which bridge and conveyor are located on the Retained Facilities Site) and delivers the coal to the Purchased Facilities Site. The Owner Lessor shall pay Midwest for the cost of unloading, processing and conveying the coal across the bridge from the Retained Facilities Site to the Purchased Facilities Site, at cost to Midwest if Midwest contracts with a third party to handle such procedure or in accordance with Section 4.1 of this Agreement if Midwest handles this procedure internally with its own employees.

        (ii)   The Purchased Facilities Site sends its bottom ash across the bridge for disposal. The bottom ash is sent on a regular basis when either or both of the units (Joliet 7 & 8) located on the Purchased Facilities Site are operating. The bottom ash slurry pipes located on the Retained Facilities Site transport the waste for disposal at the Lincoln Quarry, which quarry is adjacent to the Retained Facilities Site and is leased by Midwest from the owner thereof for disposal purposes (the "Lincoln Quarry Lease"). The Owner Lessor shall pay Midwest for the operation and maintenance of the disposal service of the bottom ash (whether pursuant to fees payable by Midwest in respect of the Lincoln Quarry Lease or any other fees payable by Midwest in respect of alternate disposal methods utilized by Midwest, in its reasonable discretion), at cost to Midwest if Midwest contracts with a third party to handle such service or in accordance with Section 4.1 of this Agreement if Midwest handles this service internally with its own employees.

        (iii)  Electricity cables cross the bridge from the Retained Facilities Site to the Purchased Facilities Site, which cables are maintained by Midwest. Such cables include the following two (2) 34 KV electrical feeds from the Retained Facilities Site to the Purchased Facilities Site (for unit start-up purposes):

          (1)   From ComEd 34 Kv Bus 1 (Joliet 6) to RAT 73 (Joliet 7); and

          (2)   From ComEd 34 Kv Bus 2 (Joliet 6) to RAT 83 (Joliet 8).

The Owner Lessor shall separately contract for electricity. The Owner Lessor shall pay Midwest for the cost of maintaining the electrical cables, at cost to Midwest if Midwest contracts with a third party to handle such maintenance or in accordance with Section 4.1 of this Agreement if Midwest handles this maintenance internally with its own employees.

        (iv)  Electricity cables enter the Power Station Site at three (3) locations from the north side of the property boundary. Such electrical cables include the following:

          (1)   ComEd Electric Line Feed to Electric Line 0957, 34 KV Feed to Trans-former 785 located at the Purchased Facilities Site.

          (2)   ComEd Electric Line Feed to Electric Line 0955, 34 KV Feed to Trans-former 783 located at the Purchased Facilities Site.

A-1

          (3)   ComEd Electric Line Feed to Electric Coal Handling Feed, 12 KV Feed to Coal Handling Building/Coal Handling Facilities located on the Purchased Facilities Site.

        The Owner Lessor shall separately contract for electricity. The Owner Lessor shall pay Midwest for the cost of maintaining the electrical cables, at cost to Midwest if Midwest contracts with a third party to handle such maintenance or in accordance with Section 4.1 of this Agreement if Midwest handles this maintenance internally with its own employees.

        (v)   The bridge located on the Retained Facilities Site contains pipes for demineralized water, steam and compressed air that are used, to the extent available, on an as needed basis, upon request, occasionally to provide water, steam or air from the Retained Facilities Site to the Purchased Facilities Site. The Owner Lessor shall pay Midwest for such services, when used, in accordance with Section 4.1 of this Agreement.

        (vi)  The roof yard storm water runoff basin located on Retained Facilities Site is required for storm water retention from the Purchased Facilities Site. The Owner Lessor shall maintain prudent business practices in the discharge of storm water run off to the roof yard storm water runoff basin. Midwest shall consult with the Owner Lessor prior to performing any maintenance on the roof yard storm water runoff basin. The Owner Lessor shall pay Midwest for the maintenance of such roof yard storm water runoff basin, at cost to Midwest if Midwest contracts with a third party to handle such maintenance or in accordance with Section 4.1 of this Agreement if Midwest handles this maintenance internally with its own employees.

        (vii) The coal on the conveyor is delivered to the end of the conveyor line and then deposited in the coal storage area. Mobile coal handling equipment is then used to move and position the coal and manage the coal piles. As needed, the mobile equipment then moves the coal into the Purchased Facilities plant coal building facilities. The Owner Lessor shall pay Midwest for the cost of handling the coal, at cost to Midwest if Midwest contracts with a third party to handle the coal or in accordance with Section 4.1 of this Agreement if Midwest handles the coal internally with its own employees.

        (viii) To the extent available, on an as needed basis, upon request, Midwest shall permit the Owner Lessor to use the spare Main Power Transformer located on the Retained Facilities Site. The Owner Lessor shall pay Midwest for such service, when used, in accordance with Section 4.1 of this Agreement.

A-2

EXHIBIT B

Description of Power Station Site

JOLIET #9

PARCEL 1:

        (A)  ALL THAT PART OF THE SOUTH FRACTION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29, IN TOWNSHIP AND RANGE AFORESAID, DESCRIBED AS: BEGINNING AT A POINT 10 CHAINS WEST OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 20; RUNNING THENCE SOUTH 2 CHAINS AND 25 LINKS TO THE NORTH LINE OF THE ILLINOIS CENTRAL GULF RAILROAD. (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) RIGHT-OF-WAY; THENCE IN A NORTHEASTERLY COURSE ALONG THE NORTH LINE OF SAID RIGHT-OF-WAY 16 CHAINS 7 LINKS; THENCE NORTH 46 DEGREES 05 MINUTES WEST TO THE CENTER OF THE DESPLAINES RIVER; THENCE IN A SOUTHWESTERLY COURSE ALONG THE CENTER OF SAID RIVER TO A POINT DIRECTLY NORTH OF THE PLACE OF BEGINNING AND THENCE SOUTH TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PORTION USED AND OCCUPIED BY THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD);

        (B)  ALL THAT PART OF THE WEST 1/2 OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN AND ALL THAT PART OF THE NORTH 23 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29 IN SAID TOWNSHIP AND RANGE, BOUNDED AND DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A POINT 10 CHAINS WEST OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 20; RUNNING THENCE SOUTH 2 CHAINS AND 25 LINKS TO THE NORTH LINE OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTHWESTERLY ALONG THE NORTH LINE OF SAID RIGHT-OF-WAY 8 CHAINS AND 7 LINKS; THENCE NORTH TO THE CENTER OF THE SOUTH BRANCH OF THE DESPLAINES RIVER; THENCE IN A NORTHEASTERLY COURSE ALONG THE CENTER OF SAID SOUTH BRANCH OF SAID RIVER TO A POINT DIRECTLY NORTH OF THE PLACE OF BEGINNING AND THENCE SOUTH TO THE PLACE OF BEGINNING, (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILROAD);

PARCEL 2:

        (A)  THAT PART OF LOTS 4 AND 5, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST—1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE

JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST, 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28,1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

        (B)  THAT PART OF THE NORTH 18 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); AND NORTHERLY OF THE CENTERLINE OF PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD) (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/12 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN

AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH; RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES O8 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30. SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE. SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS. EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

        (C)  THAT PART OF THE EAST 1/2 OF THE EAST 1/2 OF SAID NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 AND THE CENTER LINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY KNOWN AS THE JOLIET AND TRAUTMAN'S GROVE ROAD); RUNNING THENCE NORTH ALONG THE WEST LINE OF SAID TRACT, 15 RODS; THENCE SOUTHEASTERLY I I RODS TO THE CENTER OF SAID HIGHWAY; THENCE SOUTHWESTERLY ALONG THE CENTER OF SAID HIGHWAY, 14 RODS MORE OR LESS TO THE POINT OF BEGINNING; (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35

NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S. GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MIN 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTERLINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

PARCEL 4:

        (A)  ALL THAT PART OF LOTS 4, 5 AND 6, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING BETWEEN THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS

THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY) AND THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS. GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD);

        (B)  THAT PART OF LOT 4 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF TIN SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING NORTHWESTERLY OF THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY);

PARCEL 5:

        (A)  LOTS 1, 2 AND 3, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116 (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY) AND EXCEPT THAT PART THEREOF LYING SOUTHEASTERLY OF THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD);

        (B)  THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE EAST LINE OF LOTS 1, 2 AND 3 OF HARTMANS SUBDIVISION AFORESAID AND NORTH OF THE NORTH LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND WEST OF THE WEST LINE OF LOT 32 OF ASSESSOR'S SUBDIVISION AFORESAID, EXTENDED SOUTH TO INTERSECT SAID NORTH LINE OF SAID ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD), (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY ATCHISON, TOPEKA AND SANTA FE RAILROAD);

        (C)  THAT PART OF THE SOUTHWEST 1/4 OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE CENTER THREAD OF THE SOUTH BRANCH OF THE DESPLAINES RIVER AND WEST OF THE WEST LINE OF LOT 32 OF ASSESSOR'S SUBDIVISION OF SAID SECTION 20, (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY) (FORMERLY ATCHISON, TOPEKA AND SANTA FE RAILROAD);

PARCEL 6:

        THAT PART OF LOT 36 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTHERLY OF

THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND SOUTHERLY OF THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS ATCHISON, TOPEKA AND SANTA FE RAILROAD) (EXCEPTING THEREFROM THAT PART THEREOF TAKEN FOR HIGHWAY KNOWN AS BRANDON ROAD);

PARCEL 7:

        LOT 9 IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 10:

        THAT PART OF THE EAST 906 FEET OF THE SOUTH FRACTION OF THE NORTHEAST FRACTIONAL QUARTER OF SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND SOUTH OF THE CENTER THREAD OF THE DESPLAINES RIVER (EXCEPT THAT PART OWNED OR OCCUPIED BY THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY);

PARCEL 24:

        THAT PART OF LOT 6 IN HARTMANS SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408. AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE RIGHT-OF-WAY "OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD), (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES, 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES. 36 MINUTES 08 SECONDS WEST

84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST, 118.72 FEET TO. A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTERLINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

PARCEL 32:

        THAT PART OF LOT 36 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTHERLY OF THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD) (EXCEPTING THEREFROM THAT PART FALLING IN PROPERTY CONVEYED BY PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS TO THE STATE OF ILLINOIS BY DEED RECORDED FEBRUARY 3,1928 AS DOCUMENT NO. 414965 AND FURTHER EXCEPTING THAT PART TAKEN FOR BRANDON ROAD, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN);

PARCEL 33:

        THAT PART OF SUB-LOT 1 IN WILLIAM BARNES' SUBDIVISION OF THE EAST PART OF LOT 33 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID WILLIAM BARNES' SUBDIVISION RECORDED APRIL 8, 1879 IN MAP BOOK 3, PAGE 85 AS DOCUMENT NO. 112430, WHICH LIES NORTH OF THE NORTH RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD);

PARCEL 34:

        THAT PART OF THE SOUTHWEST FRACTIONAL QUARTER OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE CENTERLINE OF THE NORTH BRANCH OF THE DESPLAINES RIVER AND NORTH OF THE CENTERLINE OF THE SOUTH BRANCH OF THE DESPLAINES RIVER AND KNOWN AS "PATTERSON ISLAND";

PARCEL 36:

        THAT PART OF LOTS 7 AND 8 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 1N BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING NORTH AND WEST OF A LINE RUNNING PARALLEL WITH AND 50 FEET NORTHWESTERLY OF THE CENTERLINE OF THE TRACKS OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AS NOW LOCATED ACROSS SAID LOTS;

PARCEL 37:

        LOTS 4 AND 5 (EXCEPT THE EAST 160 FEET THEREOF), IN MARY S. BARN'S SUBDIVISION OF PART OF SECTIONS 20 AND 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 38:

        (A)  THAT PART OF LOTS 7 AND 8. IN HARTMAN'S SUBDIVISION IN THE WEST 1/2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856, IN BOOK 45, PAGE 408, AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY) AND DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF LOT 7; THENCE WEST ALONG THE NORTH LINE OF SAID LOT 7, A DISTANCE OF 770.75. FEET MORE OR LESS TO A POINT 200 FEET EAST (AS MEASURED ALONG THE NORTH LINE OF SAID LOT 7) OF THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY); THENCE SOUTHWESTERLY IN A STRAIGHT LINE TO A POINT IN THE SOUTH LINE OF SAID LOT 7 THAT IS 300 FEET EAST (AS MEASURED ALONG SAID SOUTH LINE OF LOT 7) OF THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY); THENCE EAST ALONG SAID SOUTH LINE OF LOT 7 TO A POINT 165 FEET WEST OF THE SOUTHEAST CORNER OF SAID LOT 7; THENCE SOUTHEASTERLY IN A STRAIGHT LINE TO THE SOUTHEAST CORNER OF SAID LOT 8; THENCE NORTH ALONG THE EAST LINE OF LOTS 7 AND 8 TO THE POINT OF BEGINNING; (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD

(FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 1.7 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES I 1 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTERLINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

        (B)  ALL THAT PART OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED, AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF LOT 8 IN HARTMANS SUBDIVISION OF THE WEST 1/2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856, IN BOOK 45, PAGE 408, AS DOCUMENT NO. 25116; THENCE EAST ALONG A LINE THAT IS A PROLONGATION OF THE SOUTH LINE OF SAID LOT 8, A DISTANCE OF 460.41 FEET MORE OR LESS TO THE INTERSECTION OF SAID LINE WITH THE CENTERLINE OF PATTERSON ROAD AS NOW LOCATED AND RUNNING THROUGH SAID SECTION 29; THENCE NORTHEASTERLY ALONG THE CENTERLINE OF SAID PATTERSON ROAD TO THE SOUTH LINE OF THE NORTH 18 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID

SECTION 29; THENCE WEST ALONG THE SOUTH LINE OF SAID NORTH 18 ACRES TO THE WEST LINE OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH ALONG THE WEST LINE OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 TO THE POINT OF BEGINNING;

PARCEL 41:

        A PARCEL OF LAND. COMPRISED OF ALL LOTS 3 AND 6 TOGETHER WITH PARTS OF LOTS 1, 2, 4, 5 AND 7, ALL IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, WHICH PARCEL IS MORE PARTICULARLY DESCRIBED AS. FOLLOWS: BEGINNING AT THE CORNER OF SAID LOTS 6 AND 7 WHICH IS IDENTICAL WITH THE POINT OF INTERSECTION OF THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 20 WITH THE SOUTHERLY LINE OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); RUNNING THENCE SOUTHEASTWARDLY PERPENDICULAR TO SAID RIGHT-OF-WAY LINE A DISTANCE OF 501.91 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 1 AND THE CENTERLINE OF PATTERSON ROAD; THENCE SOUTHWESTWARDLY ALONG THE SOUTHEASTERLY LINE OF SAID. LOTS 1, 2, 3 AND 4 AND SAID CENTERLINE OF ROAD, BEING A MEANDERING LINE, A DISTANCE OF 676.36 FEET TO ITS INTERSECTION WITH A LINE 160 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOTS 4 AND 5 AND A SOUTHWARD EXTENSION THEREOF; THENCE NORTH ALONG THE ABOVE DESCRIBED PARALLEL LINE A DISTANCE OF 780.2 FEET TO ITS INTERSECTION WITH SAID SOUTHERLY RIGHT-OF-WAY LINE AND THENCE NORTHEASTWARDLY ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 311.8 FEET TO THE POINT OF BEGINNING;

PARCEL 42:

        ALL THAT PART OF THE RIGHT-OF-WAY, 100 FEET WIDE, OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) IN SECTIONS 20, 21, 29 AND 30 ALL IN TOWNSHIP 35 NORTH AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY WITH THE LINE BETWEEN SECTIONS 29 AND 30, TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1910.26 FEET TO A POINT, SAID POINT BEING ON A LAVE DRAWN AT RIGHT ANGLES TO THE NORTH RAIL OF SAID RAILROAD AT A POINT 857.49 FEET NORTHEASTERLY OF AN EXISTING POINT OF SWITCH ON SAID RAILROAD, SAID POINT OF SWITCH BEING AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING ON SAID RAILROAD TRACK, ACCORDING TO THE RIGHT-OF-WAY AND TRACK MAP OF THE CHICAGO AND ALTON RAILROAD, DRAWING NO. V.2D 46R, DATED DECEMBER 31,1929 AND REVISED DECEMBER, 1942; THENCE SOUTHWESTERLY A DISTANCE OF 230.58 FEET TO A POINT IN A LINE 27 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE CENTERLINE OF THE EXISTING TRACK OF SAID RAILROAD AND BEING ALSO 23 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID NORTH RAIL OF SAID RAILROAD AT A POINT 628.06 FEET NORTHEASTERLY OF SAID EXISTING POINT OF SWITCH ON SAID RAILROAD AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING; THENCE SOUTHWESTERLY ALONG A LINE 27

FEET NORTHWESTERLY OF AND PARALLEL WITH SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 90.06 FEET; THENCE SOUTHEASTERLY, AT RIGHT ANGLES TO SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 17 FEET TO A POINT IN A LINE 10 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE SAID CENTERLINE OF SAID TRACK AND BEING ALSO 40 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID NORTH RAIL OF SAID RAILROAD AT A POINT 538.00 FEET NORTHEASTERLY OF SAID EXISTING POINT OF SWITCH ON SAID RAILROAD AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING; THENCE NORTHEASTERLY ALONG A LINE 10 FEET NORTHWESTERLY OF AND PARALLEL WITH SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 2274.84 FEET TO A POINT OF CURVE SAID POINT OF CURVE BEING 40.00 FEET SOUTHEASTERLY OF A POINT OF CURVE ON SAID NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY AND BEING ALSO 84.81 FEET NORTHEASTERLY OF THE POINT OF INTERSECTION OF SAID PARALLEL LINE WITH THE LINE BETWEEN SECTIONS. 29 AND 30; THENCE CONTINUING NORTHEASTERLY ALONG THE ARC OF A CIRCLE, TANGENT TO THE LAST DESCRIBED COURSE, CONVEX TO THE NORTHWEST AND HAVING A RADIUS OF 2874.93 FEET, AND CONCENTRIC WITH THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY, A DISTANCE OF 971.76 FEET, AS MEASURED ALONG SAID ARC, TO A POINT OF TANGENCY, SAID POINT OF TANGENCY BEING 40 FEET SOUTHEASTERLY OF A POINT OF TANGENCY ON THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY; THENCE CONTINUING NORTHEASTERLY ALONG A LINE TANGENT TO THE LAST DESCRIBED CURVED LINE AND 10 FEET NORTHWESTERLY OF AND PARALLEL WITH THE CENTERLINE OF THE EXISTING TRACK, AND A WESTERLY EXTENSION THEREOF, OF SAID RAILROAD, A DISTANCE OF 4949.54 FEET TO A POINT IN A LINE DRAWN AT RIGHT ANGLES TO THE CENTERLINE OF SAID RAILROAD RIGHT-OF-WAY AT A POINT 732.56 FEET NORTHEASTERLY OF THE POINT OF INTERSECTION OF SAID CENTERLINE OF RIGHT-OF-WAY WITH THE CENTERLINE OF THE RAILROAD BRIDGE OVER BRANDON ROAD, SAID CENTERLINE OF BRIDGE BEING AT STATION 2087+62 IN SAID RAILROAD COMPANY'S STATIONING ON SAID RAILROAD TRACK, ACCORDING TO SAID RIGHT-OF-WAY AND TRACK MAP DATED DECEMBER 31, 1929; THENCE NORTHWESTERLY AT RIGHT ANGLES TO SAID CENTERLINE OF RIGHT-OF-WAY, A DISTANCE OF 21.16 FEET TO A POINT, SAID POINT BEING 18.84 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD; THENCE WESTERLY, A DISTANCE OF 189.34 FEET TO A POINT IN THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID CENTERLINE OF RIGHT-OF-WAY AT A POINT 544.16 FEET NORTHEASTERLY OF THE INTERSECTION OF SAID CENTERLINE OF RIGHT-OF-WAY WITH SAID CENTERLINE OF RAILROAD BRIDGE OVER BRANDON ROAD; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 4761.14 FEET TO A POINT OF CURVE ON SAID NORTHWESTERLY RIGHT-OF-WAY LINE; THENCE CONTINUING SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, BEING THE ARC OF A CIRCLE, TANGENT TO THE LAST DESCRIBED COURSE, CONVEX TO THE NORTHWEST AND HAVING A RADIUS OF 2914.93 FEET, A DISTANCE OF 985.42 FEET, AS MEASURED ALONG SAID ARC, TO A POINT OF TANGENCY ON SAID NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY; THENCE CONTINUING SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, TANGENT TO THE LAST DESCRIBED CURVED LINE A DISTANCE OF 45.09 FEET TO THE POINT OF BEGINNING, (EXCEPTING THEREFROM THAT PART TAKEN FOR BRANDON ROAD);

PARCEL 43:

        THAT PART OF THE SOUTH FRACTION OF THE NORTHEAST 1/4 OF SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTHEASTERLY OF THE DESPLAINES RIVER AND NORTHWESTERLY OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) (EXCEPTING THE EAST 904.86 FEET OF SAID NORTHEAST 1/4 AND EXCEPTING THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD) MORE PARTICULARLY DESCRIBED AS: COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 30; THENCE SOUTH 89 DEGREES 10 MINUTES 21 SECONDS WEST, 906 FEET (904.86 FEET = DEED) ALONG THE SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION 30 TO THE WEST LINE OF THE EAST 906 FEET (904.86 FEET = DEED) OF SAID NORTHEAST 1/4; THENCE NORTH 00 DEGREES 16 MINUTES 01 SECONDS WEST, 583.06 FEET ALONG THE WEST LINE OF SAID EAST 906 FEET (904.86 FEET DEED) TO THE POINT OF BEGINNING, SAID POINT BEING THE NORTHWESTERLY LINE OF THE ORIGINAL 100 FOOT WIDE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY GULF MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTH 44 DEGREES 59 MINUTES 03 SECONDS WEST, 604.79 FEET ALONG THE SAID NORTHWESTERLY LINE TO THE MOST SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD); THENCE NORTH 35 DEGREES 48 MINUTES 46 SECONDS EAST, 729.35 FEET ALONG THE SAID MOST SOUTHEASTERLY RIGHT-OF-WAY LINE TO THE WEST LINE OF THE SAID EAST 906 FEET (904.86 FEET = DEED); THENCE SOUTH 00 DEGREES 16 MINUTES 01 SECONDS EAST, 163.69 FEET ALONG THE WEST LINE OF SAID EAST 906 FEET (904.86 FEET = DEED) TO THE POINT OF BEGINNING;

PARCEL 44:

        A TRACT OF LAND SITUATED IN THE FRACTIONAL SOUTHEAST 1/4 OF SECTION 20 AND IN THE SOUTHWEST 1/4 OF SECTION 21, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE EASTERLY LINE OF BRANDON ROAD AND THE NORTHWESTERLY LINE OF THE COMMONWEALTH EDISON COMPANY AS DESCRIBED IN DOCUMENT NO. 1012160, SAID POINT ALSO BEING ON THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE FORMER CHICAGO AND ALTON RAILROAD, SAID POINT BEING 50.00 FEET NORTH AS MEASURED AT RIGHT ANGLES TO THE MAIN TRACK CENTERLINE OF THE AFORESAID RAILROAD COMPANY AS NOW LOCATED AND CONSTRUCTED; THENCE NORTH 65 DEGREES 36 MINUTES 56 SECONDS EAST, ALONG THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY 23.03 FEET TO THE POINT OF BEGINNING; THENCE NORTH 5 DEGREES 53 MINUTES 21 SECONDS EAST ALONG THE EASTERLY LINE OF ASSESSOR'S LOT 36 AND THE NORTHERLY EXTENSION THEREOF, SAID LINE BEING CONTIGUOUS WITH THE WESTERLY LINE (AND THE NORTHERLY EXTENSION THEREOF) OF A PARCEL OF LAND DESCRIBED IN WARRANTY DEED FROM JOSEPH AND MARY ANN DAWES TO CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY FILED FOR RECORD IN VOLUME 235 OF DEEDS ON PAGE 79 IN AND FOR SAID COUNTY, A DISTANCE OF 154.01 FEET TO A POINT, SAID POINT BEING 40 FEET SOUTHERLY MEASURED AT RIGHT ANGLES FROM THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY'S MOST SOUTHERLY

MAIN TRACK CENTERLINE AS NOW LOCATED AND CONSTRUCTED; THENCE NORTH 68 DEGREES 32 MINUTES 34 SECONDS EAST, PARALLEL WITH SAID MOST SOUTHERLY MAIN TRACK CENTERLINE, 2141.45 FEET TO A POINT OF NON-TANGENT CURVE, AFORESAID POINT BEING 40 FEET SOUTHERLY, AS MEASURED RADICALLY FROM SAID MOST SOUTHERLY MAIN TRACK CENTERLINE; THENCE NORTHEASTERLY ALONG A CURVE CONCAVE TO THE NORTH WITH A RADIUS OF 5783.57 FEET, AN ARC LENGTH OF 283.83 FEET TO A POINT, BEING 40 FEET SOUTHERLY, AS MEASURED RADICALLY FROM SAID MOST SOUTHERLY MAIN TRACK CENTERLINE, AFORESAID CURVE HAVING A CHORD BEARING OF NORTH 67 DEGREES 05 MINUTES 49 SECONDS EAST AND A CHORD DISTANCE OF 283.80 FEET; THENCE SOUTH 24 DEGREES 23 MINUTES 04 SECONDS EAST, 16.31 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE S.P.C.S.L. CORPORATION PER DOCUMENT NO. R89-59056 (FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG SAID AFORESAID NORTHWESTERLY RIGHT-OF-WAY LINE, 839.31 FEET TO A POINT ON THE WEST LINE OF THE EAST 400 FEET OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 21, SAID POINT ALSO BEING THE NORTHWESTERLY CORNER OF THE S.P.C.S.L. CORPORATION PARCEL AS DESCRIBED IN DOCUMENT R89-59056, SAID POINT ALSO DESCRIBED AS BEING AT RAILROAD MILE POST AH-39.43 PER DOCUMENT R-89-59056; THENCE CONTINUING SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL RAILROAD PER DEED RECORD BOOK 560 PAGE 166 DATED FEBRUARY 28, 1921 (FORMERLY THE CHICAGO AND ALTON RAILROAD), 1172.52 FEET, TO A NORTHERLY CORNER OF THE COMMONWEALTH EDISON COMPANY AS DESCRIBED IN DOCUMENT 1012160; THENCE CONTINUING SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG THE NORTHWESTERLY LINE OF SAID THE COMMONWEALTH EDISON COMPANY PARCEL (FORMERLY THE CHICAGO AND ALTON RAILROAD), 488.17 FEET TO THE POINT OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS.

EASEMENT PARCEL 45

        EASEMENT FOR THE BENEFIT OF PARCELS 1, 2, 4, 4, 6, 7, 10, 24, 32, 33, 34, 36, 37, 38, 41, 42, 43 AND 44 AS CREATED BY GRANT IN PURCHASERS INGRESS-EGRESS EASEMENT MADE BY COMMONWEALTH EDISON COMPANY TO MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY DATED DECEMBER 16, 1999 AND RECORDED DECEMBER 23, 1999 AS DOCUMENT R99-156787 FOR INGRESS AND EGRESS OVER THE FOLLOWING DESCRIBED PROPERTY:

        THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS; COMMENCING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTION 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4. OF SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4. OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25. FEET TO THE PLACE OF BEGINNING; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST, 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 71 DEGREES 27 MINUTES 52 SECONDS WEST, 27.96 FEET; THENCE NORTH 84 DEGREES 08 MINUTES 05 SECONDS EAST, 35.86 FEET; THENCE NORTH 50 DEGREES 46 MINUTES 43 SECONDS EAST, 61.94 FEET; THENCE NORTH 31 DEGREES 50 MINUTES 31 SECONDS EAST, 32.18 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST, 45.18 FEET; THENCE SOUTH 47 DEGREES 27 MINUTES 37 SECONDS WEST, 91.25 FEET; THENCE SOUTH 35 DEGREES 39 MINUTES 48 SECONDS EAST, 35.11 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.

EASEMENT PARCEL 46:

        EASEMENT FOR THE BENEFIT OF PARCEL(S)1, 2, 4, 6, 7, 10, 24, 32; 33, 34, 36, 37, 38, 41, 42, 43 AND 44 AS. CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155836 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE JOLIET #9 GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY OVER AND UPON THE LAND DESCRIBED IN EXHIBIT IX OF THE AFORESAID DOCUMENT.

JOLIET #29

PARCEL 11:

        THAT PART OF LOT 19 LYING NORTHERLY OF THE NORTH CHANNEL OF THE DESPLAINES RIVER TOGETHER WITH ALL ACCRETIONS THERETO AND TOGETHER WITH ALL RIGHTS ACCRUING THERETO EXTENDING TO THE CENTER THREAD OF THE DESPLAINES RIVER, IN COUNTY CLERK'S SUBDIVISION, BEING A SUBDIVISION OF THE NORTH PART OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 1, 1894 IN PLAT BOOK 4 (PART 2), PAGES 102 AND 103 (EXCEPT THAT PART THEREOF CONVEYED TO THE STATE OF ILLINOIS BY DEED DATED JANUARY 31, 1928 AND RECORDED FEBRUARY 3, 1928 IN BOOK 691 PAGE 15 AS DOCUMENT NO. 414965);

PARCEL 14:

        LOT 17 TOGETHER WITH ALL ACCRETIONS THERETO AND TOGETHER WITH ALL RIGHTS ACCRUING THERETO EXTENDING TO THE CENTER THREAD OF THE DESPLAINES RIVERS, IN THE COUNTY CLERK'S SUBDIVISION OF THE NORTH PART OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID SUBDIVISION RECORDED FEBRUARY 1, 1894 IN PLAT BOOK 4 (PART 2), PAGES 102 AND 103;

PARCEL 15:

        LOT 1 TOGETHER WITH ALL ACCRETIONS THERETO AND TOGETHER WITH ALL RIGHTS ACCRUING THERETO EXTENDING TO THE CENTER THREAD OF THE DESPLAINES RIVER, IN COUNTY CLERK'S SUBDIVISION IN THE NORTH FRACTION OF THE SOUTHWEST FRACTIONAL QUARTER OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN (EXCEPTING THEREFROM THAT PART CONVEYED BY COMMONWEALTH EDISON TO JOLIET JUNCTION RAILROAD, INC. BY DEED RECORDED JULY 23, 1999 AS DOCUMENT NUMBER R99-92329 DESCRIBED AS FOLLOWS: A STRIP OF LAND 69 FEET IN WIDTH, LYING WITHIN 19 FEET WESTERLY AND 50 FEET EASTERLY OF A LINE DESCRIBED AS COMMENCING AT THE INTERSECTION OF A CENTERLINE OF U.S. ROUTE 6 AND A LINE DRAWN 750 FEET EASTERLY OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4 OF SECTION 20, THENCE SOUTHERLY ALONG SAID PARALLEL LINE 108.35 FEET TO A

POINT OF TANGENCY TO A CURVE CONCAVE WESTERLY AND HAVING A RADIUS OF 573.69 FEET, THENCE SOUTHWESTERLY ALONG SAID CURVE 306.20 FEET TO A POINT OF TERMINATION, EXCEPT THAT PART THEREOF DEDICATED OR USED AS ROADWAYS) ACCORDING TO THE PLAT OF SAID SUBDIVISION RECORDED FEBRUARY 2, 1894 IN PLAT BOOK 4 (PART 2), PAGES 102 AND 103;

PARCEL 19:

        THAT PART OF THE NORTHEAST FRACTIONAL QUARTER, NORTH OF THE RIVER, OF SECTION 30, LYING EAST OF A LINE 800 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF SAID NORTHEAST FRACTIONAL QUARTER, IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 20:

        (A)  ALL THAT PART OF THE SOUTH 1/2 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN LYING SOUTHERLY OF THE CENTERLINE OF CHANNAHON ROAD OF THE FOLLOWING DESCRIBED PROPERTY TAKEN AS A TRACT: COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION 19; THENCE RUNNING EAST ON THE SOUTH LINE OF SAID SECTION, 1629 FEET; THENCE NORTH 41 DEGREES 22 MINUTES EAST, 249.3 FEET; THENCE NORTH 47 DEGREES, 46 MINUTES EAST 587.6 FEET; THENCE NORTH 53 DEGREES 5 MINUTES 30 SECONDS EAST 371.1 FEET; THENCE NORTH 64 DEGREES 28 MINUTES 30 SECONDS EAST 545.9 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 19, WHICH IS 709.6 FEET SOUTH OF THE CENTERLINE OF THE PUBLIC HIGHWAY KNOWN AS CHANNAHON ROAD; THENCE NORTH TO THE SOUTH LINE OF THE SOUTHERLY LINE OF THE 90 FOOT RESERVE OF THE ILLINOIS AND MICHIGAN CANAL; THENCE WESTERLY ON THE SOUTHERLY LINE OF SAID 90 FOOT RESERVE OF THE ILLINOIS AND MICHIGAN CANAL; THENCE WESTERLY ON THE SOUTH LINE OF THE ILLINOIS AND MICHIGAN CANAL TO A POINT WHICH IS DUE NORTH OF A POINT 2387.24 FEET EAST OF THE SOUTHWEST CORNER OF SAID SECTION; THENCE SOUTHERLY 1 DEGREES 33 MINUTES WEST TO THE CENTERLINE OF SAID CHANNAHON ROAD; THENCE NORTHEASTERLY ALONG THE CENTERLINE OF SAID ROAD, 41.46 FEET; THENCE SOUTH 1 DEGREES, 33 MINUTES WEST 818.1 FEET TO THE SOUTH LINE OF SAID SECTION 19 AND THENCE EAST ON THE SOUTH LINE OF SAID SECTION 19, TO THE PLACE OF BEGINNING, (EXCEPT THAT PART OF THE SOUTHEAST 1/4 OF SAID SECTION 19 COMPRISING A STRIP 90 FEET WIDE LYING SOUTH OF AND ADJOINING THE ILLINOIS MICHIGAN CANAL THEREOF AND ALSO EXCEPT THAT PART OF THE PREMISES IN QUESTION FALLING IN THE SOUTHWEST 1/4 OF SECTION 19 LYING NORTH OF A LINE WHICH IS 90 FEET SOUTH OF AND PARALLEL WITH THE SOUTH LINE OF THE ILLINOIS MICHIGAN CANAL THEREOF AND FURTHER EXCEPTING THAT PART TAKEN BY THE STATE OF ILLINOIS BY DOCUMENT R68-13815);

        (EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION 19, BEING A CONCRETE MONUMENT 1963.03 FEET (RECORD) EAST (AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 19) OF THE SOUTHWEST CORNER OF SAID SECTION 19 SAID MONUMENT BEING ON THE BOUNDARY LINE PER THE BOUNDARY LINE AGREEMENT RECORDED MARCH 21, 1951 AS DOCUMENT 688037 BETWEEN CATERPILLAR TRACTOR CO. AND PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS; THENCE NORTH 01 DEGREES 48

MINUTES 09 SECONDS WEST ALONG THE SAID BOUNDARY LINE 594.54 FEET; THENCE NORTH 73 DEGREES 47 MINUTES 26 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ROUTE 6 (FORMERLY KNOWN AS CHANNAHON ROAD) AS HERETOFORE CONVEYED TO THE STATE OF ILLINOIS PER QUIT CLAIM DEED RECORDED AUGUST 19, 1968 AS DOCUMENT R68-13815 A DISTANCE OF 870.57 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH BEING THE SOUTH RIGHT-OF-WAY LINE OF SAID ROUTE 6, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 73 DEGREES 38 MINUTES 36 SECONDS EAST 196.99 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH BEING THE SAID SOUTHERLY RIGHT-OF-WAY LINE OF ROUTE 6, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 72 DEGREES 43 MINUTES 48 SECONDS EAST 1024.21 FEET; THENCE SOUTH 37 DEGREES 17 MINUTES 59 SECONDS EAST 391.37 FEET; THENCE SOUTH 42 DEGREES 57 MINUTES 20 SECONDS WEST 785.70 FEET; THENCE NORTH 55 DEGREES 05 MINUTES 38 SECONDS WEST 553.84 FEET; THENCE NORTH 40 DEGREES 21 MINUTES 51 SECONDS WEST 348.30 FEET TO THE <PLACE OF BEGINNING);

        (B)  ALL THAT PART OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTHERLY AND EASTERLY OF A BROKEN LINE DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH SECTION LINE OF SAID SECTION WHICH IS 1,248.16 FEET (DEED) (1629 FEET MEASURED) EAST "OF THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE NORTH 41 DEGREES 22 MINUTES EAST 249.3 FEET; THENCE NORTH 47 DEGREES 46 MINUTES EAST 587.6 FEET; THENCE NORTH 53 DEGREES 5 MINUTES 30 SECONDS EAST 371.1 FEET; THENCE NORTH 64 DEGREES 28 MINUTES 30 SECONDS EAST 545.9 FEET TO A POINT ON THE EAST LINE OF SAID SECTION WHICH IS 709.6 FEET SOUTH OF AN IRON PIN SET BY COUNTY SURVEYOR ON THE EAST SECTION LINE OF SAID SECTION IN THE CENTER OF A PUBLIC HIGHWAY KNOWN AS CHANNAHON ROAD;

PARCEL 30:

        (A)  A PARCEL OF LAND IN SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE NORTH LINE OF SAID SECTION, WHICH IS 800 FEET EAST OF THE NORTHWEST CORNER OF THE NORTHEAST 1/4 THEREOF, SAID POINT BEING THE NORTHWEST CORNER OF A TRACT OF LAND CONVEYED BY ANNA WALSH TO THE PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS BY WARRANTY DEED DATED OCTOBER 17, 1927 AND RECORDED AS DOCUMENT NO. 411822; THENCE SOUTH ALONG THE WEST LINE OF SAID TRACT, SO CONVEYED, BEING A LINE 800 FEET EAST OF AND PARALLEL TO THE WEST LINE OF THE NORTHEAST 1/4 OF SAID SECTION, A DISTANCE OF 1470 FEET MORE OR LESS TO THE DESPLAINES RIVER; THENCE SOUTHWESTERLY ALONG SAID RIVER TO A POINT WHICH IS 1963 FEET EAST OF THE WEST LINE OF SAID SECTION 30; THENCE NORTH ALONG A LINE WHICH IS 1963 FEET EAST OF AND PARALLEL TO THE WEST LINE OF SAID SECTION, 2935 FEET, MORE OR LESS TO THE NORTH LINE OF SAID SECTION; THENCE EAST ALONG SAID NORTH SECTION LINE TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PART DEEDED TO CATERPILLAR TRACTOR CO. BY DEED RECORDED FEBRUARY 19, 1981 AS DOCUMENT R81-4248 AND THE BED AND BANKS OF THE DESPLAINES RIVER LYING SOUTH AND ADJOINING SAID PARCEL);

        (B)  ALL THAT PART OF THE BED AND BANKS OF SAID DES PLAINES RIVER IN SECTION 30 LYING NORTH OF THE CENTER THREAD OF SAID RIVER, WHICH LIES EAST OF THE EAST LINE OF DOCUMENT R81-4248 EXTENDED SOUTH TO THE CENTER THREAD OF THE DESPLAINES RIVER AND WEST OF A LINE 800 FEET EAST OF THE NORTH AND SOUTH CENTERLINE THEREOF, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

        (C)  THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF THE NORTHWEST 1/4 OF SECTION 30, TOWNSHIP AND RANGE AFORESAID; THENCE WEST ON THE NORTH LINE OF SAID SECTION 30, 291.6 FEET FOR A POINT OF BEGINNING; THENCE NORTH 1 DEGREES, 33 M24MS EAST TO THE CENTERLINE OF THE PUBLIC HIGHWAY (KNOWN AS CHANNAHON ROAD); THENCE SOUTHWESTERLY ALONG THE CENTERLINE OF SAID PUBLIC HIGHWAY 412.6 FEET; THENCE SOUTH TO THE NORTH LINE OF SECTION 30 AFORESAID; THENCE EAST ALONG SAID SECTION LINE TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PART TAKEN BY THE STATE OF ILLINOIS BY DOCUMENT R68-13815);

PARCEL 39:

        LOT 18, COUNTY CLERK'S SUBDIVISION OF THE NORTH PART OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO TIE PLAT THEREOF RECORDED FEBRUARY 1, 1894 PLAT BOOK 4, (PART 2), PAGES 98 AND 99;

PARCEL 40:

        EASEMENT FOR THE BENEFIT OF PARCELS 11, 14, 15, 19, 20 and 30 AS CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15,1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155802 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE JOLIET #29 GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY OVER AND UPON THE LAND DESCRIBED IN EXHIBIT IX OF THE AFORESAID DOCUMENT.

        EXCEPTING FROM THE AFOREMENTIONED PARCELS 11, 14, 15, 19, 20, 30 AND 39 THE FOLLOWING DESCRIBED TRACT:

        THOSE PARTS OF SECTIONS 19, 20 AND 30 ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION 19, BEING A CONCRETE MONUMENT 1963.03 FEET (RECORD) EAST (AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 19) OF THE SOUTHWEST CORNER OF SAID SECTION 19; SAID MONUMENT BEING ON THE BOUNDARY LINE PER THE BOUNDARY LINE AGREEMENT RECORDED MARCH 21, 1951 AS DOCUMENT 688037 BETWEEN CATERPILLAR TRACTOR CO. AND PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS; THENCE NORTH 01 DEGREE 48 MINUTES 09 SECONDS WEST ALONG THE SAID BOUNDARY LINE 594.54

FEET; THENCE NORTH 73 DEGREES 47 MINUTES 26 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ROUTE 6 (FORMERLY KNOWN AS CHANNAHON ROAD) AS HERETOFORE CONVEYED TO THE STATE OF ILLINOIS PER QUIT CLAIM DEED RECORDED AUGUST 19, 1968 AS DOCUMENT R68-13815 A DISTANCE OF 870.57 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, BEING THE SOUTH RIGHT-OF-WAY LINE OF SAID ROUTE 6, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 72 DEGREES 37 MINUTES 55 SECONDS EAST, 1549.35 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY LINE OF SAID ROUTE 6 THE FOLLOWING SIX COURSES: (1) THENCE CONTINUING EASTERLY ALONG SAID ARC OF CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 71 DEGREES 12 MINUTES 09 SECONDS EAST, 361.90 FEET TO A POINT OF NONTANGENCY; (2) THENCE NORTH 68 DEGREES 30 MINUTES 36 SECONDS EAST, 403.37 FEET;(3)

        THENCE NORTH 66 DEGREES 38 MINUTES 31 SECONDS EAST, 501.82 FEET; (4) THENCE NORTH 22 DEGREES 33 MINUTES 11 SECONDS WEST, 17.70 FEET; (5) THENCE NORTH 69 DEGREES 24 MINUTES 28 SECONDS EAST, 414.45 FEET; (6) THENCE NORTH 68 DEGREES 35 MINUTES 49 SECONDS EAST, 313.79 FEET; THENCE SOUTH 21 DEGREES 24 MINUTES 11 SECONDS EAST, 321.45 FEET TO A POINT ON A CURVE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 620.00 FEET, A CHORD BEARING OF SOUTH 48 DEGREES 01 MINUTES 45 SECONDS WEST 274.08 FEET TO A POINT OF TANGENCY; THENCE SOUTH 60 DEGREES 41 MINUTES 35 SECONDS WEST, 685.72 FEET; THENCE SOUTH 57 DEGREES 56 MINUTES 46 SECONDS WEST, 176.68 FEET; THENCE SOUTH 60 DEGREES 58 MINUTES 27 SECONDS WEST, 113.96 FEET; THENCE SOUTH 71 DEGREES 49 MINUTES 03 SECONDS WEST, 100.67 FEET; THENCE SOUTH 84 DEGREES 04 MINUTES 32 SECONDS WEST, 124.32 FEET; THENCE SOUTH 79 DEGREES 02 MINUTES 34 SECONDS WEST, 215.83 FEET; THENCE SOUTH 37 DEGREES 20 MINUTES 41 SECONDS WEST, 171.24 FEET; THENCE SOUTH 43 DEGREES 0l MINUTES 30 SECONDS WEST, 169.94 FEET; THENCE SOUTH 46 DEGREES 0l MINUTES 31 SECONDS EAST, 102.67 FEET; THENCE NORTH 44 DEGREES 16 MINUTES 54 SECONDS EAST, 157.31 FEET; THENCE SOUTH 48 DEGREES 05 MINUTES 20 SECONDS EAST, 209.16 FEET; THENCE SOUTH 41 DEGREES 56 MINUTES 02 SECONDS WEST, 157.07 FEET; THENCE SOUTH 65 DEGREES 38 MINUTES 54 SECONDS EAST, 50.65 FEET; THENCE SOUTH 26 DEGREES 25 MINUTES 11 SECONDS WEST, 9.60 FEET; THENCE SOUTH 67 DEGREES 59 MINUTES 35 SECONDS EAST, 352.83 FEET; THENCE SOUTH 22 DEGREES 07 MINUTES 30 SECONDS WEST, 34.27 FEET; THENCE SOUTH 72 DEGREES 14 MINUTES 32 SECONDS EAST, 27.69 FEET; THENCE SOUTH 21 DEGREES 37 MINUTES 21 SECONDS WEST, 32.44 FEET; THENCE SOUTH 65 DEGREES 16 MINUTES 26 SECONDS EAST, 315.37 FEET; THENCE SOUTH 40 DEGREES 48 MINUTES 14 SECONDS WEST ALONG THE APPROXIMATE CENTER THREAD OF THE DES PLAINES RIVER, 1798.34 FEET; THENCE SOUTH 79 DEGREES 20 MINUTES 35 SECONDS WEST, 774.30 FEET. TO THE APPROXIMATE NORTH BANK OF SAID DES PLAINES RIVER; THENCE THE FOLLOWING TWO COURSES ALONG SAID NORTH BANK: (1) THENCE NORTH 26 DEGREES 51 MINUTES 51 SECONDS EAST, 267.04 FEET; (2) THENCE NORTH 46 DEGREES 16 MINUTES 36 SECONDS EAST, 579.92 FEET; THENCE NORTH 25 DEGREES 54 MINUTES 08 SECONDS WEST, 576.00 FEET; THENCE NORTH 36 DEGREES 19 MINUTES 28 SECONDS WEST, 198.91 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 260.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY, NORTHERLY AND EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST HAVING A RADIUS OF 150.00 FEET, HAVING A CHORD BEARING OF NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST FOR A

DISTANCE OF 471.24 FEET TO A POINT OF TANGENCY; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 303.34 FEET; THENCE NORTH 50 DEGREES 46 MINUTES 25 SECONDS EAST, 241.30 FEET; THENCE NORTH 42 DEGREES 58 MINUTES 46 SECONDS EAST, 420.87 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 370.00 FEET, HAVING A CHORD BEARING OF NORTH 56 DEGREES I 1 MINUTES 31 SECONDS EAST FOR A DISTANCE OF 170.65 FEET TO A POINT OF TANGENCY; THENCE NORTH 69 DEGREES 24 MINUTES 17 SECONDS EAST, 74.28 FEET; THENCE NORTH 18 DEGREES 47 MINUTES 01 SECONDS WEST, 263.93 FEET; THENCE NORTH 17 DEGREES 35 MINUTES 02 SECONDS WEST, 79.59 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 306.33 FEET, HAVING A CHORD BEARING OF NORTH 05 DEGREES 09 MINUTES 45 SECONDS WEST FOR A DISTANCE OF 132.82 FEET TO THE PLACE OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS;

EXHIBIT C

Description of Retained Facilities Site

JOLIET #9

PARCEL 1:

        (A)  ALL THAT PART OF THE SOUTH FRACTION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, AND THAT PART OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29, IN TOWNSHIP AND RANGE AFORESAID, DESCRIBED AS: BEGINNING AT A POINT 10 CHAINS WEST OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 20; RUNNING THENCE SOUTH 2 CHAINS AND 25 LINKS TO THE NORTH LINE OF THE ILLINOIS CENTRAL GULF RAILROAD (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) RIGHT-OF-WAY; THENCE IN A NORTHEASTERLY COURSE ALONG THE NORTH LINE OF SAID RIGHT-OF-WAY 16 CHAINS 7 LINKS; THENCE NORTH 46 DEGREES 05 MINUTES WEST TO THE CENTER OF THE DESPLAINES RIVER; THENCE IN A SOUTHWESTERLY COURSE ALONG THE CENTER OF SAID RIVER TO A POINT DIRECTLY NORTH OF THE PLACE OF BEGINNING AND THENCE SOUTH TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PORTION USED AND OCCUPIED BY THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD);

        (B)  ALL THAT PART OF THE WEST 1/2 OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN AND ALL THAT PART OF THE NORTH 23 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29 IN SAID TOWNSHIP AND RANGE, BOUNDED AND DESCRIBED AS FOLLOWS, TO WIT: COMMENCING AT A POINT 10 CHAINS WEST OF THE SOUTHEAST CORNER OF THE SOUTHWEST 1/4 OF SAID SECTION 20; RUNNING THENCE SOUTH 2 CHAINS AND 25 LINKS TO THE NORTH LINE OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTHWESTERLY ALONG THE NORTH LINE OF SAID RIGHT-OF-WAY 8 CHAINS AND 7 LINKS; THENCE NORTH TO THE CENTER OF THE SOUTH BRANCH OF THE DESPLAINES RIVER; THENCE IN A NORTHEASTERLY COURSE ALONG THE CENTER OF SAID SOUTH BRANCH OF SAID RIVER TO A POINT DIRECTLY NORTH OF THE PLACE OF BEGINNING AND THENCE SOUTH TO THE PLACE OF BEGINNING, (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILROAD);

PARCEL 2:

        (A)  THAT PART OF LOTS 4 AND 5, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE

JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST, 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

        (B)  THAT PART OF THE NORTH 18 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); AND NORTHERLY OF THE CENTERLINE OF PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD) (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN

AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28,1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

        (C)  THAT PART OF THE EAST 1/2 OF THE EAST 1/2 OF SAID NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 AND THE CENTER LINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY KNOWN AS THE JOLIET AND TRAUTMAN'S GROVE ROAD); RUNNING THENCE NORTH ALONG THE WEST LINE OF SAID TRACT, 15 RODS; THENCE SOUTHEASTERLY 11 RODS TO THE CENTER OF SAID HIGHWAY; THENCE SOUTHWESTERLY ALONG THE CENTER OF SAID HIGHWAY, 14 RODS MORE OR LESS TO THE POINT OF BEGINNING; (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35

NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MIN 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);.

PARCEL 4:

        (A)  ALL THAT PART OF LOTS 4, 5 AND 6,1N HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING BETWEEN THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS

THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY) AND THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD);

        (B)  THAT PART OF LOT 4 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH; AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING NORTHWESTERLY OF THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY);

PARCEL 5:

        (A)  LOTS 1, 2 AND 3, IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116 (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY) AND EXCEPT THAT PART THEREOF LYING SOUTHEASTERLY OF THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD);

        (B)  THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING EAST OF THE EAST LINE OF LOTS 1, 2 AND 3 OF HARTMAN'S SUBDIVISION AFORESAID AND NORTH OF THE NORTH LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND WEST OF THE WEST LINE OF LOT 32 OF ASSESSOR'S SUBDIVISION AFORESAID, EXTENDED SOUTH TO INTERSECT SAID NORTH LINE OF SAID ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD), (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY FORMERLY ATCHISON, TOPEKA AND SANTA FE RAILROAD);

        (C)  THAT PART OF THE SOUTHWEST 1/4 OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE CENTER THREAD OF THE SOUTH BRANCH OF THE DESPLAINES RIVER AND WEST OF THE WEST LINE OF LOT 32 OF ASSESSOR'S SUBDIVISION OF SAID SECTION 20, (EXCEPTING THEREFROM THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY ATCHISON, TOPEKA AND SANTA FE RAILROAD);

PARCEL 6:

        THAT PART OF LOT 36 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTHERLY OF

THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY KNOWN AS THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND SOUTHERLY OF THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY KNOWN AS ATCHISON, TOPEKA AND SANTA FE RAILROAD) (EXCEPTING THEREFROM THAT PART THEREOF TAKEN FOR HIGHWAY KNOWN AS BRANDON ROAD);

PARCEL 7:

        LOT 9 IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL. MERIDIAN;

PARCEL 10:

        THAT PART OF THE EAST 906 FEET OF THE SOUTH FRACTION OF THE NORTHEAST FRACTIONAL QUARTER OF SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTH OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AND SOUTH OF THE CENTER THREAD OF THE DESPLAINES RIVER (EXCEPT THAT PART OWNED OR OCCUPIED BY THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILWAY);

PARCEL 24:

        THAT PART OF LOT 6 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD), (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH; RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES l0 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST

84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST, 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREE'S 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECONDS EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

PARCEL 32:

        THAT PART OF LOT 36 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING NORTHERLY OF THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD) (EXCEPTING THEREFROM THAT PART FALLING IN PROPERTY CONVEYED BY PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS TO THE STATE OF ILLINOIS BY DEED RECORDED FEBRUARY 3, 1928 AS DOCUMENT NO. 414965 AND FURTHER EXCEPTING THAT PART TAKEN FOR BRANDON ROAD, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN);

PARCEL 33:

        THAT PART OF SUB-LOT 1 IN WILLIAM BARNES' SUBDIVISION OF THE EAST PART OF LOT 33 IN ASSESSOR'S SUBDIVISION OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT OF SAID WILLIAM BARNES' SUBDIVISION RECORDED APRIL 8, 1879 IN MAP BOOK 3, PAGE 85 AS DOCUMENT NO. 112430, WHICH LIES NORTH OF THE NORTH RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD FORMERLY THE CHICAGO, ST. LOUIS AND WESTERN RAILROAD);

PARCEL 34:

        THAT PART OF THE SOUTHWEST FRACTIONAL QUARTER OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTH OF THE CENTERLINE OF THE NORTH BRANCH OF THE DESPLAINES RIVER AND NORTH OF THE CENTERLINE OF THE SOUTH BRANCH OF THE DESPLAINES RIVER AND KNOWN AS "PATTERSON ISLAND";

PARCEL 36:

        THAT PART OF LOTS 7 AND 8 IN HARTMANS SUBDIVISION OF THE WEST 1/2 OF THE NORTHWEST 1/4 AND THE WEST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856 IN BOOK 45, PAGE 408 AS DOCUMENT NO. 25116, LYING NORTH AND WEST OF A LINE RUNNING PARALLEL WITH AND 50 FEET NORTHWESTERLY OF THE CENTERLINE OF THE TRACKS OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) AS NOW LOCATED ACROSS SAID LOTS;

PARCEL 37:

        LOTS 4 AND 5 (EXCEPT THE EAST 160 FEET THEREOF), IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, IN TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 38:

        (A)  THAT PART OF LOTS 7 AND 8 IN HARTMAN'S SUBDIVISION IN THE WEST 1/2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17, 1856, IN BOOK 45, PAGE 408, AS DOCUMENT NO. 25116, LYING SOUTHEASTERLY OF THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY) AND DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF LOT 7; THENCE WEST ALONG THE NORTH LINE OF SAID LOT 7, A DISTANCE OF 770.75 FEET MORE OR LESS TO A POINT 200 FEET EAST (AS MEASURED ALONG THE NORTH LINE OF SAID LOT 7) OF THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY); THENCE SOUTHWESTERLY IN A STRAIGHT LINE TO A POINT IN THE SOUTH LINE OF SAID LOT 7 THAT IS 300 FEET EAST (AS MEASURED ALONG SAID SOUTH LINE OF LOT 7) OF THE SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY); THENCE EAST ALONG SAID SOUTH LINE OF LOT 7 TO A POINT 165 FEET WEST OF THE SOUTHEAST CORNER OF SAID LOT 7; THENCE SOUTHEASTERLY IN A STRAIGHT LINE TO THE SOUTHEAST CORNER OF SAID LOT 8; THENCE NORTH ALONG THE EAST LINE OF LOTS 7 AND 8 TO THE POINT OF BEGINNING; (EXCEPTING THEREFROM ANY PART THEREOF LYING WITHIN THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTERLINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN), SAID POINT BEING

NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 86 DEGREES 06 MINUTES 10 SECONDS WEST 139.86 FEET TO A POINT OF TANGENCY; THENCE SOUTH 75 DEGREES 36 MINUTES 08 SECONDS WEST 84.99 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 209.00 FEET, HAVING A CHORD BEARING OF NORTH 88 DEGREES 07 MINUTES 30 SECONDS WEST 118.72 FEET TO A POINT OF TANGENCY; THENCE NORTH 71 DEGREES 51 MINUTES 08 SECONDS WEST 511.51 FEET; THENCE NORTH 30 DEGREES 33 MINUTES 39 SECONDS WEST 183.26 FEET; THENCE NORTH 25 DEGREES 34 MINUTES 26 SECONDS WEST 29.79 FEET; THENCE NORTH 43 DEGREES 17 MINUTES 01 SECONDS EAST 73.82 FEET; THENCE NORTH 01 DEGREES 43 MINUTES 40 SECONDS EAST 15.91 FEET; THENCE NORTH 63 DEGREES 04 MINUTES 00 SECONDS EAST ALONG THE SOUTHEASTERLY LINE OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE CHICAGO AND ALTON RAILROAD COMPANY) RIGHT-OF-WAY AS DESCRIBED IN DEED RECORDED FEBRUARY 28, 1921 AS DOCUMENT 333574 A DISTANCE OF 539.11 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 132.35 FEET; THENCE NORTH 62 DEGREES 00 MINUTES 05 SECONDS EAST 53.69 FEET; THENCE SOUTH 27 DEGREES 39 MINUTES 11 SECONDS EAST 51.09 FEET; THENCE SOUTH 62 DEGREES 00 MINUTES 05 SECONDS WEST 54.24 FEET; THENCE SOUTH 27 DEGREES 02 MINUTES 09 SECONDS EAST 98.61 FEET; THENCE SOUTH 25 DEGREES 19 MINUTES 05 SECONDS WEST 104.60 FEET; THENCE SOUTH 00 DEGREES 02 MINUTES 21 SECONDS WEST 92.81 FEET; THENCE SOUTH 36 DEGREES 19 MINUTES 50 SECONDS EAST 84.44 FEET; THENCE NORTH 89 DEGREES 00 MINUTES 11 SECOND EAST 135.23 FEET; THENCE NORTH 56 DEGREES 07 MINUTES 49 SECONDS EAST 37.26 FEET; THENCE SOUTH 33 DEGREES 31 MINUTES 50 SECONDS EAST 135.13 FEET; THENCE NORTH 56 DEGREES 22 MINUTES 02 SECONDS EAST 72.56 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST 217.10 FEET; THENCE SOUTH 44 DEGREES 33 MINUTES 33 SECONDS WEST ALONG THE CENTER LINE OF SAID PATTERSON ROAD 47.04 FEET TO THE PLACE OF BEGINNING);

        (B)  ALL THAT PART OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF LOT 8 IN HARTMAN'S SUBDIVISION OF THE WEST 1/2 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED OCTOBER 17,1856, IN BOOK 45, PAGE 408, AS DOCUMENT NO. 25116; THENCE EAST ALONG A LINE THAT IS A PROLONGATION OF THE SOUTH LINE OF SAID LOT 8, A DISTANCE OF 460.41 FEET MORE OR LESS TO THE INTERSECTION OF SAID LINE WITH THE CENTERLINE OF PATTERSON ROAD AS NOW LOCATED AND RUNNING THROUGH SAID SECTION 29; THENCE NORTHEASTERLY ALONG THE CENTERLINE OF SAID PATTERSON ROAD TO THE SOUTH LINE OF THE NORTH 18 ACRES OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE WEST ALONG THE SOUTH LINE OF SAID NORTH 18 ACRES TO THE WEST LINE OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH ALONG THE WEST LINE OF THE WEST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 TO THE POINT OF BEGINNING;

PARCEL 41:

        A PARCEL OF LAND COMPRISED OF ALL LOTS 3 AND 6 TOGETHER WITH PARTS OF LOTS 1, 2, 4, 5 AND 7, ALL IN MARY S. BARNS' SUBDIVISION OF PART OF SECTIONS 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10, EAST OF THE THIRD PRINCIPAL MERIDIAN, WHICH PARCEL IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE CORNER OF SAID LOTS 6 AND 7 WHICH IS IDENTICAL WITH THE POINT OF INTERSECTION OF THE WEST LINE OF THE SOUTHEAST 1/4 OF SAID SECTION 20 WITH THE SOUTHERLY LINE OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); RUNNING THENCE SOUTHEASTWARDLY PERPENDICULAR TO SAID RIGHT-OF-WAY LINE A DISTANCE OF 501.91 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 1 AND THE CENTERLINE OF PATTERSON ROAD; THENCE SOUTHWESTWARDLY ALONG THE SOUTHEASTERLY LINE OF SAID LOTS 1, 2, 3 AND 4 AND SAID CENTERLINE OF ROAD, BEING A MEANDERING LINE, A DISTANCE OF 676.36 FEET TO ITS INTERSECTION WITH A LINE 160 FEET WEST OF AND PARALLEL WITH THE EAST LINE OF SAID LOTS 4 AND 5 AND A SOUTHWARD EXTENSION THEREOF; THENCE NORTH ALONG THE ABOVE DESCRIBED PARALLEL LINE A DISTANCE OF 780.2 FEET TO ITS INTERSECTION WITH SAID SOUTHERLY RIGHT-OF-WAY LINE AND THENCE NORTHEASTWARDLY ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 311.8 FEET TO THE POINT OF BEGINNING;

PARCEL 42:

        ALL THAT PART OF THE RIGHT-OF-WAY, 100 FEET WIDE, OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD) IN SECTIONS 20, 21, 29 AND 30 ALL 1N TOWNSHIP 35 NORTH AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT THE POINT OF INTERSECTION OF THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY WITH THE LINE BETWEEN SECTIONS 29 AND 30, TOWNSHIP 35 NORTH, AND IN RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1910.26 FEET TO A POINT, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO THE NORTH RAIL OF SAID RAILROAD AT A POINT 857.49 FEET NORTHEASTERLY OF AN EXISTING POINT OF SWITCH ON SAID RAILROAD, SAID POINT OF SWITCH BEING AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING ON SAID RAILROAD TRACK, ACCORDING TO THE RIGHT-OF-WAY AND TRACK MAP OF THE CHICAGO AND ALTON RAILROAD, DRAWING NO. V.2D 46R, DATED DECEMBER 31, 1929 AND REVISED DECEMBER, 1942; THENCE SOUTHWESTERLY A DISTANCE OF 230.58 FEET TO A POINT IN A LINE 27 FEET NORTHWESTERLY OF; MEASURED AT RIGHT ANGLES TO, THE CENTERLINE OF THE EXISTING TRACK OF SAID RAILROAD AND BEING ALSO 23 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID NORTH RAIL OF SAID RAILROAD AT A POINT 628.06 FEET NORTHEASTERLY OF SAID EXISTING POINT OF SWITCH ON SAID RAILROAD AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING; THENCE SOUTHWESTERLY ALONG A LINE 27 FEET NORTHWESTERLY OF AND PARALLEL WITH SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 90.06 FEET; THENCE SOUTHEASTERLY, AT RIGHT ANGLES TO SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 17 FEET TO A POINT IN A LINE 10 FEET NORTHWESTERLY OF, MEASURED AT RIGHT ANGLES TO, THE SAID CENTERLINE OF SAID TRACK AND BEING ALSO 40 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID NORTH RAIL OF SAID

RAILROAD AT A POINT 538.00 FEET NORTHEASTERLY OF SAID EXISTING POINT OF SWITCH ON SAID RAILROAD AT STATION 2167+63 IN SAID RAILROAD COMPANY'S STATIONING; THENCE NORTHEASTERLY ALONG A LINE 10 FEET NORTHWESTERLY OF AND PARALLEL WITH SAID CENTERLINE OF SAID TRACK, A DISTANCE OF 2274.84 FEET TO A POINT OF CURVE SAID POINT OF CURVE BEING 40.00 FEET SOUTHEASTERLY OF A POINT OF CURVE ON SAID NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY AND BEING ALSO 84.81 FEET NORTHEASTERLY OF THE POINT OF INTERSECTION OF SAID PARALLEL LINE WITH THE LINE BETWEEN SECTIONS 29 AND 30; THENCE CONTINUING NORTHEASTERLY ALONG THE ARC OF A CIRCLE, TANGENT TO THE LAST DESCRIBED COURSE, CONVEX TO THE NORTHWEST AND HAVING A RADIUS OF 2874.93 FEET, AND CONCENTRIC WITH THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY, A DISTANCE OF 971.76 FEET, AS MEASURED ALONG SAID ARC, TO A POINT OF TANGENCY, SAID POINT OF TANGENCY BEING 40 FEET SOUTHEASTERLY OF A POINT OF TANGENCY ON THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY; THENCE CONTINUING NORTHEASTERLY ALONG A LINE TANGENT TO THE LAST DESCRIBED CURVED LINE AND 10 FEET NORTHWESTERLY OF AND PARALLEL WITH THE CENTERLINE OF THE EXISTING TRACK, AND A WESTERLY EXTENSION THEREOF, OF SAID RAILROAD, A DISTANCE OF 4949.54 FEET TO A POINT IN A LINE DRAWN AT RIGHT ANGLES TO THE CENTERLINE OF SAID RAILROAD RIGHT-OF-WAY AT A POINT 732.56 FEET NORTHEASTERLY OF THE POINT OF INTERSECTION OF SAID CENTERLINE OF RIGHT-OF-WAY WITH THE CENTERLINE OF THE RAILROAD BRIDGE OVER BRANDON ROAD, SAID CENTERLINE OF BRIDGE BEING AT STATION 2087+62 IN SAID RAILROAD COMPANY'S STATIONING ON SAID RAILROAD TRACK, ACCORDING TO SAID RIGHT-OF-WAY AND TRACK MAP DATED DECEMBER 31, 1929; THENCE NORTHWESTERLY AT RIGHT ANGLES TO SAID CENTERLINE OF RIGHT-OF-WAY, A DISTANCE OF 21.16 FEET TO A POINT, SAID POINT BEING 18.84 FEET SOUTHEASTERLY OF, MEASURED AT RIGHT ANGLES TO, SAID NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD; THENCE WESTERLY, A DISTANCE OF 189.34 FEET TO A POINT IN THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID RAILROAD, SAID POINT BEING ON A LINE DRAWN AT RIGHT ANGLES TO SAID CENTERLINE OF RIGHT-OF-WAY AT A POINT 544.16 FEET NORTHEASTERLY OF THE INTERSECTION OF SAID B OF RIGHT-OF-WAY WITH SAID CENTERLINE OF RAILROAD BRIDGE OVER BRANDON ROAD; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 4761.14 FEET TO A POINT OF CURVE ON SAID NORTHWESTERLY RIGHT-OF-WAY LINE; THENCE CONTINUING SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, BEING THE ARC OF A CIRCLE, TANGENT TO THE LAST DESCRIBED COURSE, CONVEX TO THE NORTHWEST AND HAVING A RADIUS OF 2914.93 FEET, A DISTANCE OF 985.42 FEET, AS MEASURED ALONG SAID ARC, TO A POINT OF TANGENCY ON SAID NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY; THENCE CONTINUING SOUTHWESTERLY ALONG SAID NORTHWESTERLY RIGHT-OF-WAY LINE, TANGENT TO THE LAST DESCRIBED CURVED LINE A DISTANCE OF 45.09 FEET TO THE POINT OF BEGINNING, (EXCEPTING THEREFROM THAT PART TAKEN FOR BRANDON ROAD);

PARCEL 43:

        THAT PART OF THE SOUTH FRACTION OF THE NORTHEAST 1/4 OF SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTHEASTERLY OF THE DESPLAINES RIVER AND NORTHWESTERLY OF THE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY THE GULF, MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAIL ROAD) (EXCEPTING THE EAST 904.86 FEET OF SAID NORTHEAST 1/4 AND EXCEPTING THE RIGHT-OF-WAY OF THE BURLINGTON NORTHERN AND SANTA FE

RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD) MORE PARTICULARLY DESCRIBED AS: COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 30; THENCE SOUTH 89 DEGREES 10 MINUTES 21 SECONDS WEST, 906 FEET (904.86 FEET = DEED) ALONG THE SOUTH LINE OF THE NORTHEAST 1/4 OF SAID SECTION 30 TO THE WEST LINE OF THE EAST 906 FEET (904.86 FEET DEED) OF SAID NORTHEAST 1/4; THENCE NORTH 00 DEGREES 16 MINUTES 01 SECONDS WEST, 583.06 FEET ALONG THE WEST LINE OF SAID EAST 906 FEET (904.86 FEET = DEED) TO THE POINT OF BEGINNING, SAID POINT BEING THE NORTHWESTERLY LINE OF THE ORIGINAL 100 FOOT WIDE RIGHT-OF-WAY OF THE ILLINOIS CENTRAL GULF RAILROAD COMPANY (FORMERLY GULF MOBILE AND OHIO RAILROAD COMPANY FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTH 44 DEGREES 59 MINUTES 03 SECONDS. WEST, 604.79 FEET ALONG THE SAID NORTHWESTERLY LINE TO THE MOST SOUTHEASTERLY RIGHT-OF-WAY LINE OF THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY (FORMERLY THE ATCHISON, TOPEKA AND SANTA FE RAILROAD); THENCE NORTH 35 DEGREES 48 MINUTES 46 SECONDS EAST, 729.35 FEET ALONG THE SAID MOST SOUTHEASTERLY RIGHT-OF-WAY LINE TO THE WEST LINE OF THE SAID EAST 906 FEET (904.86 FEET = DEED); THENCE SOUTH 00 DEGREES 16 MINUTES 01 SECONDS EAST, 163.69 FEET ALONG THE WEST LINE OF SAID EAST 906 FEET (904.86 FEET = DEED) TO THE POINT OF BEGINNING;

PARCEL 44:

        A TRACT OF LAND SITUATED IN THE FRACTIONAL SOUTHEAST 1/4 OF SECTION 20 AND IN THE SOUTHWEST 1/4 OF SECTION 21, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE EASTERLY LINE OF BRANDON ROAD AND THE NORTHWESTERLY LINE OF THE COMMONWEALTH EDISON COMPANY AS DESCRIBED IN DOCUMENT NO. 1012160, SAID POINT ALSO BEING ON THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE FORMER CHICAGO AND ALTON RAILROAD, SAID POINT BEING 50.00 FEET NORTH AS MEASURED AT RIGHT ANGLES TO THE MAIN TRACK CENTERLINE OF THE AFORESAID RAILROAD COMPANY AS NOW LOCATED AND CONSTRUCTED; THENCE NORTH 65 DEGREES 36 MINUTES 56 SECONDS EAST, ALONG THE NORTHWESTERLY LINE OF SAID RAILROAD RIGHT-OF-WAY 23.03 FEET TO THE POINT OF BEGINNING; THENCE NORTH 5 DEGREES 53 MINUTES 21 SECONDS EAST ALONG THE EASTERLY LINE OF ASSESSOR'S LOT 36 AND THE NORTHERLY EXTENSION THEREOF, SAID LINE BEING CONTIGUOUS WITH THE WESTERLY LINE (AND THE NORTHERLY EXTENSION THEREOF) OF A PARCEL OF LAND DESCRIBED IN WARRANTY DEED FROM JOSEPH AND MARY ANN DAWES TO CHICAGO, ST. LOUIS AND WESTERN RAILROAD COMPANY FILED FOR RECORD IN VOLUME 235 OF DEEDS ON PAGE 79 IN AND FOR SAID COUNTY, A DISTANCE OF 154.01 FEET TO A POINT, SAID POINT BEING 40 FEET SOUTHERLY MEASURED AT RIGHT ANGLES FROM THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY'S MOST SOUTHERLY MAIN TRACK CENTERLINE AS NOW LOCATED AND CONSTRUCTED; THENCE NORTH 68 DEGREES 32 MINUTES 34 SECONDS EAST, PARALLEL WITH SAID MOST SOUTHERLY MAIN TRACK CENTERLINE, 2141.45 FEET TO A POINT OF NON-TANGENT CURVE, AFORESAID POINT BEING 40 FEET SOUTHERLY, AS MEASURED RADICALLY FROM SAID MOST SOUTHERLY MAIN TRACK CENTERLINE; THENCE NORTHEASTERLY ALONG A CURVE CONCAVE TO THE NORTH WITH A RADIUS OF 5783.57 FEET, AN ARC LENGTH OF 283.83 FEET TO A POINT, BEING 40 FEET SOUTHERLY, AS MEASURED RADICALLY FROM SAID MOST SOUTHERLY MAIN TRACK CENTERLINE, AFORESAID CURVE HAVING A CHORD BEARING OF NORTH 67 DEGREES 05 MINUTES 49 SECONDS EAST AND A CHORD DISTANCE OF 283.80 FEET; THENCE SOUTH 24 DEGREES 23 MINUTES 04

SECONDS EAST, 16.31 FEET TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE S.P.C.S.L. CORPORATION PER DOCUMENT NO. R89-59056 (FORMERLY THE CHICAGO AND ALTON RAILROAD); THENCE SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG SAID AFORESAID NORTHWESTERLY RIGHT-OF-WAY LINE, 839.31 FEET TO A POINT ON THE WEST LINE OF THE EAST 400 FEET OF THE NORTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 21, SAID POINT ALSO BEING THE NORTHWESTERLY CORNER OF THE S.P.C.S.L. CORPORATION PARCEL AS DESCRIBED IN DOCUMENT R89-59056, SAID POINT ALSO DESCRIBED AS BEING AT RAILROAD MILE POST AH 39.43 PER DOCUMENT R89-59056; THENCE CONTINUING SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE ILLINOIS CENTRAL RAILROAD PER DEED RECORD BOOK 560 PAGE 166 DATED FEBRUARY 28, 1921 (FORMERLY THE CHICAGO AND ALTON RAILROAD), 1172.52 FEET, TO A NORTHERLY CORNER OF THE COMMONWEALTH EDISON COMPANY AS DESCRIBED IN DOCUMENT 1012160; THENCE CONTINUING SOUTH 65 DEGREES 36 MINUTES 56 SECONDS WEST, ALONG THE NORTHWESTERLY LINE OF SAID THE COMMONWEALTH EDISON COMPANY PARCEL (FORMERLY THE CHICAGO AND ALTON RAILROAD), 488.17 FEET TO THE POINT OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS.

EASEMENT PARCEL 45

        EASEMENT FOR THE BENEFIT OF PARCELS 1, 2, 4, 4, 6, 7,10, 24, 32, 33, 34, 36, 37, 38, 41, 42, 43 AND 44 AS CREATED BY GRANT IN PURCHASERS INGRESS-EGRESS EASEMENT MADE BY COMMONWEALTH EDISON COMPANY TO MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY DATED DECEMBER 16, 1999 AND RECORDED DECEMBER 23, 1999 AS DOCUMENT R99-156787 FOR INGRESS AND EGRESS OVER THE FOLLOWING DESCRIBED PROPERTY: THAT PART OF THE NORTHWEST 1/4 OF SECTION 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS:

        COMMENCING AT THE POINT OF INTERSECTION OF THE WEST LINE OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29 AND THE CENTER LINE OF THE HIGHWAY KNOWN AS PATTERSON ROAD (FORMERLY THE JOLIET AND TRAUTMAN'S GROVE ROAD AS DELINEATED ON THE PLAT OF MARY S. BARNS SUBDIVISION OF PART OF SECTION 20 AND 29, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN) SAID POINT BEING NORTH 01 DEGREES 40 MINUTES 20 SECONDS WEST (ASSUMED BEARING) 1510.12 FEET (AS MEASURED ALONG THE WEST LINE OF SAID EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SECTION 29) FROM THE SOUTHWEST CORNER OF THE EAST 1/2 OF THE EAST 1/2 OF THE NORTHWEST 1/4 OF SAID SECTION 29; THENCE SOUTH 76 DEGREES 29 MINUTES 08 SECONDS WEST 62.40 FEET; THENCE NORTH 84 DEGREES 00 MINUTES 52 SECONDS WEST 76.25 FEET TO THE PLACE OF BEGINNING; THENCE NORTH 67 DEGREES 48 MINUTES 28 SECONDS WEST, 74.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY ALONG A CURVE CONCAVE SOUTHERLY HAVING A RADIUS OF 219.00 FEET, HAVING A CHORD BEARING OF NORTH 71 DEGREES 27 MINUTES 52 SECONDS WEST, 27.96 FEET; THENCE NORTH 84 DEGREES 08 MINUTES 05 SECONDS EAST, 35.86 FEET; THENCE NORTH 50 DEGREES 46 MINUTES 43 SECONDS EAST, 61.94 FEET; THENCE NORTH 31 DEGREES 50 MINUTES 31 SECONDS EAST, 32.18 FEET; THENCE SOUTH 67 DEGREES 48 MINUTES 28 SECONDS EAST, 45.18 FEET; THENCE SOUTH 47 DEGREES 27 MINUTES 37 SECONDS WEST, 91.25 FEET; THENCE SOUTH 35 DEGREES 39 MINUTES 48 SECONDS EAST, 35.11 FEET TO THE PLACE OF BEGINNING, IN WILL COUNTY, ILLINOIS.

EASEMENT PARCEL 46:

        EASEMENT FOR THE BENEFIT OF PARCEL(S)1, 2, 4, 6, 7, 10, 24, 32, 33, 34, 36, 37, 38, 41, 42, 43 AND 44 AS CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155836 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE JOLIET #9 GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY OVER AND UPON THE LAND DESCRIBED IN EXHIBIT IX OF THE AFORESAID DOCUMENT.

JOLIET #29

PARCEL 11:

        THAT PART OF LOT 19 LYING NORTHERLY OF THE NORTH CHANNEL OF THE DESPLAINES RIVER TOGETHER WITH ALL ACCRETIONS THERETO AND TOGETHER WITH ALL RIGHTS ACCRUING THERETO EXTENDING TO THE CENTER THREAD OF THE DESPLAINES RIVER, IN COUNTY CLERK'S SUBDIVISION, BEING A SUBDIVISION OF THE NORTH PART OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 1, 1894 IN PLAT BOOK 4 (PART 2), PAGES 102 AND 103 (EXCEPT THAT PART THEREOF CONVEYED TO THE STATE OF ILLINOIS BY DEED DATED JANUARY 31, 1928 AND RECORDED FEBRUARY 3, 1928 IN BOOK 691 PAGE 15 AS DOCUMENT NO .414965);

PARCEL 14:.

        LOT 17 TOGETHER WITH ALL ACCRETIONS THERETO AND TOGETHER WITH ALL RIGHTS ACCRUING THERETO EXTENDING TO THE CENTER THREAD OF THE DESPLAINES RIVER, IN THE COUNTY CLERK'S SUBDIVISION OF THE NORTH PART OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN ACCORDING TO THE PLAT OF SAID SUBDIVISION RECORDED FEBRUARY 1, 1894 IN PLAT BOOK 4 (PART 2), PAGES 102 AND 103;

PARCEL 15:

        LOT 1 TOGETHER WITH ALL ACCRETIONS THERETO AND TOGETHER WITH ALL RIGHTS ACCRUING THERETO EXTENDING TO THE CENTER THREAD OF THE DESPLAINES RIVER, IN COUNTY CLERK'S SUBDIVISION IN THE NORTH FRACTION OF THE SOUTHWEST FRACTIONAL QUARTER OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN (EXCEPTING THEREFROM THAT PART CONVEYED BY COMMONWEALTH EDISON TO JOLIET JUNCTION RAILROAD INC. BY DEED RECORDED JULY 23, 1999 AS DOCUMENT NUMBER R99-92329 DESCRIBED AS FOLLOWS: A STRIP OF LAND 69 FEET IN WIDTH, LYING WITHIN 19 FEET WESTERLY AND 50 FEET EASTERLY OF A LINE DESCRIBED AS COMMENCING AT THE INTERSECTION OF A CENTERLINE OF U.S. ROUTE 6 AND A LINE DRAWN 750 FEET EASTERLY OF AND PARALLEL WITH THE WEST LINE OF THE SOUTHWEST 1/4 OF SECTION 20, THENCE SOUTHERLY ALONG SAID PARALLEL LINE 108.35 FEET TO A POINT OF TANGENCY TO A CURVE CONCAVE WESTERLY AND HAVING A RADIUS OF

573.69 FEET, THENCE SOUTHWESTERLY ALONG SAID CURVE 306.20 FEET TO A POINT OF TERMINATION, EXCEPT THAT PART THEREOF DEDICATED OR USED AS ROADWAYS) ACCORDING TO THE PLAT OF SAID SUBDIVISION RECORDED FEBRUARY 2, 1894 IN PLAT BOOK 4 (PART 2), PAGES 102 AND 103;

PARCEL 19:

        THAT PART OF THE NORTHEAST FRACTIONAL QUARTER, NORTH OF THE RIVER, OF SECTION 30, LYING EAST OF A LINE 800 FEET EAST OF AND PARALLEL WITH THE WEST LINE OF SAID NORTHEAST FRACTIONAL QUARTER, IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

PARCEL 20:

        (A)  ALL THAT PART OF THE SOUTH 1/2 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN LYING SOUTHERLY OF THE CENTERLINE OF CHANNAHON ROAD OF THE FOLLOWING DESCRIBED PROPERTY TAKEN AS A TRACT: COMMENCING AT THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION 19; THENCE RUNNING EAST ON THE SOUTH LINE OF SAID SECTION, 1629 FEET; THENCE NORTH 41 DEGREES 22 MINUTES EAST, 249.3 FEET; THENCE NORTH 47 DEGREES, 46 MINUTES EAST 587.6 FEET; THENCE NORTH 53 DEGREES 5 MINUTES 30 SECONDS EAST 371.1 FEET; THENCE NORTH 64 DEGREES 28 MINUTES 30 SECONDS EAST 545.9 FEET TO A POINT ON THE EAST LINE OF SAID SECTION 19, WHICH IS 709.6 FEET SOUTH OF THE CENTERLINE OF THE PUBLIC HIGHWAY KNOWN AS CHANNAHON ROAD; THENCE NORTH TO THE SOUTH LINE OF THE SOUTHERLY LINE OF THE 90 FOOT RESERVE OF THE ILLINOIS AND MICHIGAN CANAL; THENCE WESTERLY ON THE SOUTHERLY LINE OF SAID 90 FOOT RESERVE OF THE ILLINOIS AND MICHIGAN CANAL; THENCE WESTERLY ON THE SOUTH LINE OF THE ILLINOIS AND MICHIGAN CANAL TO A POINT WHICH IS DUE NORTH OF A POINT 2387.24 FEET EAST OF THE SOUTHWEST CORNER OF SAID SECTION; THENCE SOUTHERLY 1 DEGREES 33 MINUTES WEST TO THE CENTERLINE OF SAID CHANNAHON ROAD; THENCE NORTHEASTERLY ALONG THE CENTERLINE OF SAID ROAD, 41.46 FEET; THENCE SOUTH 1 DEGREES, 33 MINUTES WEST 818.1 FEET TO THE SOUTH LINE OF SAID SECTION 19 AND THENCE EAST ON THE SOUTH LINE OF SAID SECTION 19, TO THE PLACE OF BEGINNING, (EXCEPT THAT PART OF THE SOUTHEAST 1/4 OF SAID SECTION 19 COMPRISING A STRIP 90 FEET WIDE LYING SOUTH OF AND ADJOINING THE ILLINOIS MICHIGAN CANAL THEREOF AND ALSO EXCEPT THAT PART OF THE PREMISES IN QUESTION FALLING IN THE SOUTHWEST 1/4 OF SECTION 19 LYING NORTH OF A LINE WHICH IS 90 FEET SOUTH OF AND PARALLEL WITH THE SOUTH LINE OF THE ILLINOIS MICHIGAN CANAL THEREOF AND FURTHER EXCEPTING THAT PART TAKEN BY THE STATE OF ILLINOIS BY DOCUMENT R68 13815); (EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL TO WIT: THAT PART OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 35 NORTEL RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION 19, BEING A CONCRETE MONUMENT 1963.03 FEET (RECORD) EAST (AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 19) OF THE SOUTHWEST CORNER OF SAID SECTION 19 SAID MONUMENT BEING ON THE BOUNDARY LINE PER THE BOUNDARY LINE AGREEMENT RECORDED MARCH 21, 1951 AS DOCUMENT 688037 BETWEEN CATERPILLAR TRACTOR CO. AND PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS; THENCE NORTH 01 DEGREES 48 MINUTES 09 SECONDS WEST ALONG THE SAID BOUNDARY LINE 594.54 FEET; THENCE NORTH 73 DEGREES 47 MINUTES 26 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF

ROUTE 6 (FORMERLY KNOWN AS CHANNAHON ROAD) AS HERETOFORE CONVEYED TO THE STATE OF ILLINOIS PER QUIT CLAIM DEED RECORDED AUGUST 19, 1968 AS DOCUMENT R68-13815 A DISTANCE OF 870.57 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH BEING THE SOUTH RIGHT-OF-WAY LINE OF SAID ROUTE 6, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 73 DEGREES 38 MINUTES 36 SECONDS EAST 196.99 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH BEING THE SAID SOUTHERLY RIGHT-OF-WAY LINE OF ROUTE 6, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 72 DEGREES 43 MINUTES 48 SECONDS EAST 1024.21 FEET; THENCE SOUTH 37 DEGREES 17 MINUTES 59 SECONDS EAST 391.37 FEET; THENCE SOUTH 42 DEGREES 57 MINUTES 20 SECONDS WEST 785.7 FEET; THENCE NORTH 55 DEGREES 05 MINUTES 38 SECONDS WEST 553.84 FEET; THENCE NORTH 40 DEGREES 21 MINUTES 51 SECONDS WEST 348.30 FEET TO THE PLACE OF BEGINNING);

        (B)  ALL THAT PART OF THE SOUTHEAST 1/4 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, LYING SOUTHERLY AND EASTERLY OF A BROKEN LINE DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE SOUTH SECTION LINE OF SAID SECTION WHICH IS 1,248.16 FEET (DEED) (1629 FEET MEASURED) EAST OF THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SAID SECTION; THENCE NORTH 41 DEGREES 22 MINUTES EAST 249.3 FEET; THENCE NORTH 47 DEGREES 46 MINUTES EAST 587.6 FEET; THENCE NORTH 53 DEGREES 5 MINUTES 30 SECONDS EAST 371.1 FEET; THENCE NORTH 64 DEGREES 28 MINUTES 30 SECONDS EAST 545.9 FEET TO A POINT ON THE EAST LINE OF SAID SECTION WHICH IS 709.6 FEET SOUTH OF AN IRON PIN SET BY COUNTY SURVEYOR ON THE EAST SECTION LINE OF SAID SECTION IN THE CENTER OF A PUBLIC HIGHWAY KNOWN AS CHANNAHON ROAD;

PARCEL 30:

        (A)  A PARCEL OF LAND IN SECTION 30, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN BOUNDED AND DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE NORTH LINE OF SAID SECTION, WHICH IS 800 FEET EAST OF THE NORTHWEST CORNER OF THE NORTHEAST 1/4 THEREOF, SAID POINT BEING THE NORTHWEST CORNER OF A TRACT OF LAND CONVEYED BY ANNA WALSH TO THE PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS BY WARRANTY DEED DATED OCTOBER 17, 1927 AND RECORDED AS DOCUMENT NO. 411822; THENCE SOUTH ALONG THE WEST LINE OF SAID TRACT, SO CONVEYED, BEING A LINE 800 FEET EAST OF AND PARALLEL TO THE WEST LINE OF THE NORTHEAST 1/4 OF SAID SECTION, A DISTANCE OF 1470 FEET MORE OR LESS TO THE DESPLAINES RIVER; THENCE SOUTHWESTERLY ALONG SAID RIVER TO A POINT WHICH IS 1963 FEET EAST OF THE WEST LINE OF SAID SECTION 30; THENCE NORTH ALONG A LINE WHICH IS 1963 FEET EAST OF AND PARALLEL TO THE WEST LINE OF SAID SECTION, 2935 FEET, MORE OR LESS TO THE NORTH LINE OF SAID SECTION; THENCE EAST ALONG SAID NORTH SECTION LINE TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PART DEEDED TO CATERPILLAR TRACTOR CO. BY DEED RECORDED FEBRUARY 19, 1981 AS DOCUMENT R81-4248 AND THE BED AND BANKS OF THE DESPLAINES RIVER LYING SOUTH AND ADJOINING SAID PARCEL);

        (B)  ALL THAT PART OF THE BED AND BANKS OF SAID DES PLAINES RIVER IN SECTION 30 LYING NORTH OF THE CENTER THREAD OF SAID RIVER, WHICH LIES EAST OF THE EAST LINE OF DOCUMENT R81-4248 EXTENDED SOUTH TO THE CENTER THREAD OF THE DESPLAINES RIVER AND WEST OF A LINE 800 FEET EAST OF THE

NORTH AND SOUTH CENTER LINE THEREOF, ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN;

        (C)  THAT PART OF THE EAST 1/2 OF THE SOUTHWEST 1/4 OF SECTION 19, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF THE NORTHWEST 1/4 OF SECTION 30, TOWNSHIP AND RANGE AFORESAID; THENCE WEST ON THE NORTH LINE OF SAID SECTION 30, 291.6 FEET FOR A POINT OF BEGINNING; THENCE NORTH 1 DEGREES, 33 MINUTES EAST TO THE CENTERLINE OF THE PUBLIC HIGHWAY (KNOWN AS CHANNAHON ROAD); THENCE SOUTHWESTERLY ALONG THE CENTERLINE OF SAID PUBLIC HIGHWAY 412.6 FEET; THENCE SOUTH TO THE NORTH LINE OF SECTION 30 AFORESAID; THENCE EAST ALONG SAID SECTION LINE TO THE PLACE OF BEGINNING (EXCEPTING THEREFROM THAT PART TAKEN BY THE STATE OF ILLINOIS BY DOCUMENT R68-13815);.

PARCEL 39:

        LOT 18, COUNTY CLERK'S SUBDIVISION OF THE NORTH PART OF SECTION 20, TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED FEBRUARY 1, 1894 PLAT BOOK 4, (PART 2), PAGES 98 AND 99;

PARCEL 40:

        EASEMENT FOR THE BENEFIT OF PARCELS) 11, 14,15,19, 20 and 30 AS CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155802 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION FOR THE JOLIET #29 GENERATING STATION WHICH CREATES RECIPROCAL NON-EXCLUSIVE PERPETUAL AND TEMPORARY EASEMENTS OVER THEIR RESPECTIVE PARCELS FOR THE LOCATION, USE, MAINTENANCE AND REPAIR OF THOSE FACILITIES AND EQUIPMENT THAT ARE USED IN CONNECTION WITH THE OPERATIONS OF BOTH MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY OVER AND UPON THE LAND DESCRIBED IN EXHIBIT IX OF THE AFORESAID DOCUMENT.

        EXCEPTING FROM THE AFOREMENTIONED PARCELS 11, 14,15,19, 20, 30 AND 39 THE FOLLOWING DESCRIBED TRACT:

        THOSE PARTS OF SECTIONS 19, 20 AND 30 ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION 19, BEING A CONCRETE MONUMENT 1963.03 FEET (RECORD) EAST (AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 19) OF THE SOUTHWEST CORNER OF SAID SECTION 19; SAID MONUMENT BEING ON THE BOUNDARY LINE PER THE BOUNDARY AGREEMENT RECORDED MARCH 21, 1951 AS DOCUMENT 688037 BETWEEN CATERPILLAR TRACTOR CO. AND PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS; THENCE NORTH 01 DEGREE 48 MINUTES 09 SECONDS WEST ALONG THE SAID BOUNDARY LINE 594.54 FEET; THENCE NORTH 73 DEGREES 47 MINUTES 26 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ROUTE 6 (FORMERLY KNOWN AS CHANNAHON ROAD) AS HERETOFORE CONVEYED TO THE STATE OF ILLINOIS PER QUIT CLAIM DEED RECORDED AUGUST 19, 1968 AS DOCUMENT R68-13815 A DISTANCE OF 870.57 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE

TO THE NORTH, BEING THE SOUTH RIGHT-OF-WAY LINE OF SAID ROUTE 6, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 72 DEGREES 37 MINUTES 55 SECONDS EAST, 1549.35 FEET FOR A PLACE OF BEGINNING; THENCE CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY LINE OF SAID ROUTE 6 THE FOLLOWING SIX COURSES: (1) THENCE CONTINUING EASTERLY ALONG SAID ARC OF CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 71 DEGREES 12 MINUTES 09 SECONDS EAST, 361.90 FEET TO A POINT OF NONTANGENCY; (2) THENCE NORTH 68 DEGREES 30 MINUTES 36 SECONDS EAST, 403.37 FEET; (3) THENCE NORTH 66 DEGREES 38 MINUTES 31 SECONDS EAST, 501.82 FEET; (4) THENCE NORTH 22 DEGREES 33 MINUTES 11 SECONDS WEST, 17.70 FEET; (5) THENCE NORTH 69 DEGREES 24 MINUTES 28 SECONDS EAST, 414.45 FEET; (6) THENCE NORTH 68 DEGREES 35 MINUTES 49 SECONDS EAST, 313.79 FEET; THENCE SOUTH 21 DEGREES 24 MINUTES 11 SECONDS EAST, 321.45 FEET TO A POINT ON A CURVE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 620.00 FEET, A CHORD BEARING OF SOUTH 48 DEGREES 01 MINUTES 45 SECONDS WEST 274.08 FEET TO A POINT OF TANGENCY; THENCE SOUTH 60 DEGREES 41 MINUTES 35 SECONDS WEST, 685.72 FEET; THENCE SOUTH 57 DEGREES 56 MINUTES 46 SECONDS WEST, 176.68 FEET; THENCE SOUTH 60 DEGREES 58 MINUTES 27 SECONDS WEST, 113.96 FEET; THENCE SOUTH 71 DEGREES 49 MINUTES 03 SECONDS WEST, 100.67 FEET; THENCE SOUTH 84 DEGREES 04 MINUTES 32 SECONDS WEST, 124.32 FEET; THENCE SOUTH 79 DEGREES 02 MINUTES 34 SECONDS WEST, 215.83 FEET; THENCE SOUTH 37 DEGREES 20. MINUTES 41 SECONDS WEST, 171.24 FEET; THENCE SOUTH 43 DEGREES 0l MINUTES 30 SECONDS WEST, 169.94 FEET; THENCE SOUTH 46 DEGREES 0l MINUTES 31 SECONDS EAST, 102.67 FEET; THENCE NORTH 44 DEGREES 16 MINUTES 54 SECONDS EAST, 157.31 FEET; THENCE SOUTH 48 DEGREES 05 MINUTES 20 SECONDS EAST, 209.16 FEET; THENCE SOUTH 41 DEGREES 56 MINUTES 02 SECONDS WEST, 157.07 FEET; THENCE SOUTH 65 DEGREES 38 MINUTES 54 SECONDS EAST, 50.65 FEET; THENCE SOUTH 26 DEGREES 25 MINUTES 11 SECONDS WEST, 9.60 FEET; THENCE SOUTH 67 DEGREES 59 MINUTES 35 SECONDS EAST, 352.83 FEET; THENCE SOUTH 22 DEGREES 07 MINUTES 30 SECONDS WEST, 34.27 FEET; THENCE SOUTH 72 DEGREES 14 MINUTES 32 SECONDS EAST, 27.69 FEET; THENCE SOUTH 21 DEGREES 37 MINUTES 21 SECONDS WEST, 32.44 FEET; THENCE SOUTH 65 DEGREES 16 MINUTES 26 SECONDS EAST, 315.37 FEET; THENCE SOUTH 40 DEGREES 48 MINUTES 14 SECONDS WEST ALONG THE APPROXIMATE CENTER THREAD OF THE DES PLAINES RIVER, 1798.34 FEET; THENCE SOUTH 79 DEGREES 20 MINUTES 35 SECONDS WEST, 774.30 FEET TO THE APPROXIMATE NORTH BANK OF SAID DES PLAINES RIVER; THENCE THE FOLLOWING TWO COURSES ALONG SAID NORTH BANK: (1) THENCE NORTH 26 DEGREES 51 MINUTES 51 SECONDS EAST, 267.04 FEET; (2) THENCE NORTH 46 DEGREES 16 MINUTES 36 SECONDS EAST, 579.92 FEET; THENCE NORTH 25 DEGREES 54 MINUTES 08 SECONDS WEST, 576.00 FEET; THENCE NORTH 36 DEGREES 19 MINUTES 28 SECONDS WEST, 198.81 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 260.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY, NORTHERLY AND EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST HAVING A RADIUS OF 150.00 FEET, HAVING A CHORD BEARING OF NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST FOR A DISTANCE OF 471.24 FEET TO A POINT OF TANGENCY; THENCE. SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 303.34 FEET; THENCE NORTH 50 DEGREES 46 MINUTES 25 SECONDS EAST, 241.30 FEET; THENCE NORTH 42 DEGREES 58 MINUTES 46 SECONDS EAST, 420.87 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 370.00 FEET, HAVING A CHORD BEARING OF NORTH 56 DEGREES 11 MINUTES 31 SECONDS EAST FOR A DISTANCE OF 170.65 FEET TO A POINT OF TANGENCY; THENCE NORTH 69

DEGREES 24 MINUTES 17 SECONDS EAST, 74.28 FEET; THENCE NORTH 18 DEGREES 47 MINUTES 01 SECONDS WEST, 263.93 FEET; THENCE NORTH 17 DEGREES 35 MINUTES 02 SECONDS WEST, 79.59 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 306.33 FEET, HAVING A CHORD BEARING OF NORTH 05 DEGREES 09 MINUTES 45 SECONDS WEST FOR A DISTANCE OF 132.82 FEET TO THE PLACE OF BEGlNNING, ALL IN WILL COUNTY, ILLINOIS;

        EXCEPTING THEREFROM THE FOLLOWING PARCELS:

PARCEL 1:

        THOSE PARTS OF SECTIONS 19, 20 AND 30 ALL IN TOWNSHIP 35 NORTH, RANGE 10 EAST OF THE THIRD PRINCIPAL MERIDIAN DESCRIBED AS FOLLOWS: COMMENCING AT A POINT ON THE SOUTH LINE OF SAID SECTION 19, BEING A CONCRETE MONUMENT 1963.03 FEET (RECORD) EAST (AS MEASURED ALONG THE SOUTH LINE OF SAID SECTION 19) OF THE SOUTHWEST CORNER OF SAID SECTION 19; SAID MONUMENT BEING ON THE BOUNDARY LINE PER THE BOUNDARY LINE AGREEMENT RECORDED MARCH 21, 1951 AS DOCUMENT 688037 BETWEEN CATERPILLER TRACTOR CO. AND PUBLIC SERVICE COMPANY OF NORTHERN ILLINOIS; THENCE NORTH 01 DEGREE 48 MINUTES 09 SECONDS WEST ALONG THE SAID BOUNDARY LINE 594.54 FEET; THENCE NORTH 73 DEGREES 47 MINUTES 26 SECONDS EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF ROUTE 6 (FORMERLY KNOWN AS CHANNAHON ROAD) AS HERETOFORE CONVEYED TO THE STATE OF ILLINOIS PER QUIT CLAIM DEED RECORDED AUGUST 19, 1968 AS DOCUMENT R68-13815 A DISTANCE OF 870.57 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTH, BEING THE SOUGH RIGHT-OF-WAY LINE OF SAID ROUTE 6, HAVING A RADIUS OF 38,307.20 FEET HAVING A CHORD BEARING OF NORTH 72 DEGREES 37 MINUTES 55 SECONDS EAST, 1549.35 FEET FOR A PLACE OF BEGINNING, THENCE CONTINUING ALONG SAID SOUTH RIGHT-OF-WAY LINE OF SAID ROUTE 6 THE FOLLOWING SIX COURSES: (1) THENCE CONTINUING EASTERLY ALONG SAID ARC OF CURVE CONCAVE TO THE NORTH, HAVING A RADIUS OF 38,307.20 FEET, HAVING A CHORD BEARING OF NORTH 71 DEGREES 12 MINUTES 09 SECONDS EAST, 361.90 FEET TO A POINT OF NONTANGENCY; (2) THENCE NORTH 68 DEGREES 30 MINUTES 36 SECONDS EAST, 403.37 FEET; (3) THENCE NORTH 66 DEGREES 38 MINUTES 31 SECONDS EAST, 501.82 FEET; (4) THENCE NORTH 22 DEGREES 33 MINUTES 11 SECONDS WEST, 17.70 FEET; (5) THENCE NORTH 69 DEGREES 24 MINUTES 28 SECONDS EAST, 414.45 FEET; (6) THENCE NORTH 68 DEGREES 35 MINUTES 49 SECONDS EAST, 313.79 FEET; THENCE SOUTH 21 DEGREES 24 MINUTES 11 SECONDS EAST 321.45 FEET TO A POINT IN A CURVE; THENCE SOUTHWESTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE NORTHWEST, HAVING A RADIUS OF 620.00 FEET, A CHORD BEARING OF SOUTH 48 DEGREES 01 MINUTES 45 SECONDS WEST 274.08 FEET TO A POINT OF TANGENCY; THENCE SOUTH 60 DEGREES 41 MINUTES 35 SECONDS WEST, 685.72 FEET; THENCE SOUTH 57 DEGREES 56 MINUTES 46 SECONDS WEST, 176.68 FEET THENCE SOUTH 60 DEGREES 58 MINUTES 27 SECONDS WEST, 113.96 FEET; THENCE SOUTH 71 DEGREES 4 MINUTES 03 SECONDS WEST, 100.67 FEET; THENCE SOUTH 84 DEGREES 04 MINUTES 32 SECONDS WEST, 124.32 FEET; THENCE SOUTH 79 DEGREES 02 MINUTES 34 SECONDS WEST, 215.83 FEET; THENCE SOUTH 37 DEGREES 20 MINUTES 41 SECONDS WEST, 171.24 FEET; THENCE SOUTH 43 DEGREES 01 MINUTES 30 SECONDS WEST, 169.94 FEET; THENCE SOUTH 46 DEGREES 01 MINUTES 31 SECONDS EAST, 102.67 FEET; THENCE NORTH 44 DEGREES 16 MINUTES 54 SECONDS EAST, 157.31 FEET; THENCE SOUTH 48 DEGREES ?? MINUTES 20 SECONDS EAST, 209.16 FEET; THENCE SOUTH 41 DEGREES 56

MINUTES 02 SECONDS WEST, 157.07 FEET; THENCE SOUTH 65 DEGREES 38 MINUTES 54 SECONDS EAST, 50.65 FEET; THENCE SOUTH ?? DEGREES 25 MINUTES 11 SECONDS WEST, 9.60 FEET; THENCE SOUTH 67 DEGREES 59 MINUTES 35 SECONDS EAST, 352.83 FEET; THENCE SOUTH 22 DEGREES 07 MINUTES 30 SECONDS WEST; 34.27 FEET; THENCE SOUTH 72 DEGREES 14 MINUTES 32 SECONDS EAST, 27.69 FEET; THENCE SOUTH 21 DEGREES 37 MINUTES 21 SECONDS WEST, 32.44 FEET; THENCE SOUTH 65 DEGREES 16 MINUTES 26 SECONDS EAST, 315.37 FEET; THENCE SOUTH 40 DEGREES 48 MINUTES 14 SECONDS WEST ALONG THE APPROXIMATE CENTER THR??? OF THE DES PLAINES RIVER, 1798.34 FEET; THENCE SOUTH 79 DEGREES 20 MINUTES 35 SECONDS WEST 774.30 FEET TO THE APPROXIMATE NORTH BANK OF SAID DES PLAINES RIVER; THENCE THE FOLLOWING TWO COURSES ALONG SAID NORTH BANK: (1) THENCE NORTH 26 DEGREES 51 MINUTES 51 SECONDS EAST 267.04 FEET; (2) THENCE NORTH 46 DEGREES 16 MINUTES 36 SECONDS EAST, 579.92 FEET; THENCE NORTH 25 DEGREES 54 MINUTES 08 SECONDS WEST, 576.00 FEET; THENCE NORTH 36 DEGREES 19 MINUTES 28 SECONDS WEST, 198.81 FEET; THENCE NORTH 90 DEGREES 00 MINUTES 00 SECONDS WEST, 260.76 FEET TO A POINT OF CURVATURE; THENCE WESTERLY, NORTHERLY AND EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST HAVING A RADIUS OF 150.00 FEET, HAVING A CHORD BEARING OF NORTH 00 DEGREES 00 MINUTES 00 SECONDS EAST FOR A DISTANCE OF 471.24 FEET TO A POINT OF TANGENCY; THENCE SOUTH 90 DEGREES 00 MINUTES 00 SECONDS EAST, 303.34 FEET; THENCE NORTH 50 DEGREES 46 MINUTES 25 SECONDS EAST, 241.30 FEET, THENCE NORTH 42 DEGREES 58 MINUTES 46 SECONDS EAST, 420.87 FEET TO A POINT OF CURVATURE; THENCE EASTERLY ALONG THE ARC OF A CURVE CONCAVE TO THE SOUTH, HAVING A RADIUS OF 370.00 FEET, HAVING A CHORD BEARING OF NORTH 56 DEGREES 11 MINUTES 31 SECONDS EAST FOR A DISTANCE OF 170.65 FEET TO A POINT OF TANGENCY; THENCE NORTH 69 DEGREES 24 MINUTES 17 SECONDS EAST, 74.28 FEET; THENCE NORTH 18 DEGREES 47 MINUTES 01 SECOND WEST, 263.93 FEET; THENCE NORTH 17 DEGREES 35 MINUTES 02 SECONDS WEST, 79.59 FEET TO A POINT OF CURVATURE; THENCE NORTHERLY ALONG THE ARC OF A CURVE CONCAVE TO THE EAST, HAVING A RADIUS OF 306.33 FEET, HAVING A CHORD BEARING OF NORTH 05 DEGREES 09 MINUTES 45 SECONDS WEST FOR A DISTANCE OF 132.82 FEET TO THE PLACE OF BEGINNING, ALL IN WILL COUNTY, ILLINOIS;

PARCEL 2:

        EASEMENTS FOR THE BENEFITS OF PARCEL 1 AS CREATED BY FACILITIES, INTERCONNECTION AND EASEMENT AGREEMENT DATED DECEMBER 15, 1999 AND RECORDED DECEMBER 22, 1999 AS DOCUMENT NUMBER R99-155802 MADE BY AND BETWEEN MIDWEST GENERATION, LLC, A DELAWARE LIMITED LIABILITY COMPANY AND COMMONWEALTH EDISON COMPANY, AN ILLINOIS CORPORATION.

PARCEL 3:

        EASEMENTS FOR THE BENEFIT OF PARCEL 1 AS CREATED BY FACILITY SITE LEASE AND EASEMENT AGREEMENT DATED AS OF AUGUST 17, 2000 BETWEEN MIDWEST GENERATION, LLC, AS GROUND LESSOR, AND JOLIET TRUST II, AS GROUND LESSEE, RECORDED AUGUST     , 2000 AS DOCUMENT            , IN THE OFFICE OF THE RECORDER FOR WILL COUNTY, ILLINOIS.

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TABLE OF CONTENTS
MORTGAGE, ASSIGNMENT OF RENTS AND LEASES, FIXTURE FILING, FINANCING STATEMENT AND SECURITY AGREEMENT
ARTICLE 1—DEFINITIONS
ARTICLE 2—GENERAL COVENANTS AND PROVISIONS
ARTICLE 3—REMEDIES
ARTICLE 4—GENERAL
EXHIBIT A DESCRIPTION OF SITE
EXHIBIT B PERMITTED ENCUMBRANCES
EXHIBIT C SHARED FACILITIES AGREEMENT
TABLE OF CONTENTS
SHARED FACILITIES AGREEMENT NO. 1 Joliet Trust II
ARTICLE I DEFINITIONS
ARTICLE II EFFECTIVE DATE OF AGREEMENT
ARTICLE III SHARED FACILITIES
ARTICLE IV PAYMENT
ARTICLE V MISCELLANEOUS
EXHIBIT A Shared Facilities
EXHIBIT B Description of Power Station Site
EXHIBIT C Description of Retained Facilities Site